UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, its what you keep.®

Semi-Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FAAMX	FAACX	FAARX
Nuveen High Yield Municipal Bond Fund	NHMAX	NHMBX	NHMCX	NHMRX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	—	NIPCX	NIPIX
Nuveen Municipal Bond Fund (formerly Nuveen Insured Municipal Bond Fund)	NMBIX	NMBBX	NMBKX	NITNX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NUMBX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	—	FLTCX	FLTRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

John Miller, CFA, and Doug White, CFA, manage the All-American Municipal Bond Fund. John, who has 18 years of investment management experience, began managing the Fund in 2010. Doug, who has 28 years of experience, joined John as co-manager of the All-American Municipal Bond Fund in 2011. John also has managed the High Yield Municipal Bond Fund since 2000.

Dan Close, CFA, who joined Nuveen in 2000, and Doug Baker, CFA, both with 13 years of investment management experience, have managed the Inflation Protected Municipal Bond Fund since its inception in March 2011.

Paul Brennan, CFA, manages the Intermediate Duration Municipal Bond Fund and the Limited Term Municipal Bond Fund. Paul has more than 20 years of investment experience.

Paul also manages the Municipal Bond Fund. Effective 5/31/2011, the Fund’s name changed from Nuveen Insured Municipal Bond Fund. The Fund still invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax, the Fund is no longer required to invest in insured municipal bonds and is closed to new investors.

On November 18, 2011, the Board of Trustees of the Nuveen Municipal Bond Fund approved the reorganization of the Fund into the Nuveen All-American Municipal Bond Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Municipal Bond Fund. If shareholders approve the reorganization, the Nuveen Municipal Bond Fund will be terminated and each shareholder will receive Nuveen All-American Municipal Bond Fund shares with a total value equal to the total value of that shareholder’s Nuveen Municipal Bond Fund shares immediately prior to the closing of the reorganization. A special meeting of Nuveen Municipal Bond Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-March 2012. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Nuveen Municipal Bond Fund in late February/early March 2012.

Recently, the portfolio managers reviewed their investment strategies and the Funds’ performance for the six-month period ended October 31, 2011.

Nuveen Investments	5

How did the Funds perform during the six-month reporting period ending October 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report show each Fund’s Class A Share total returns for the six-month, one-year, five-year, ten-year and since inception periods ending October 31, 2011. The tables also compare these returns to each Fund’s benchmark index and the appropriate Lipper classification average.

Nuveen All-American Municipal Bond Fund

During the six months ending October 31, 2011, the Fund’s Class A Shares at net asset value (NAV) outperformed the unmanaged Standard & Poor’s (S&P) National Municipal Bond Index and the Lipper General Municipal Debt Funds Classification Average.

The primary factor behind the Fund’s strong performance relative to the S&P Index was the portfolio’s relatively long duration, meaning the portfolio was positioned to benefit to a greater extent if interest rates fell. In light of the challenging economic backdrop — punctuated by the European debt crisis and ongoing concerns about the strength of the U.S. economic recovery — interest rates did fall during much of the period as nervous investors fled to U.S. Treasury securities and, to a lesser degree, municipal bonds as well. Rates on longer-dated securities tended to fall more than rates on shorter bonds, and their prices accordingly rose more substantially. (Bond prices and yields move in opposite directions.) In this environment, the Fund’s overweighting in longer-dated debt and limited exposure to shorter-maturity issues was a very significant positive factor that, compared to the S&P benchmark, helped the Fund’s return more than any other factor during the period.

The Fund also was supported by advantageous sector allocation. In particular, the portfolio’s overweighting in the health care sector had a favorable influence on relative performance. We had been meaningfully invested in that sector because of our assessment that it offered good value opportunities, and health care bonds were among the best performers during the strong market environment of the period. The Fund’s positioning in other sectors, including tobacco, tax-supported and housing bonds, also provided a small but positive influence on performance. Although sector allocation was helpful to performance overall, the Fund’s results were hurt modestly by inopportune weightings in transportation, pre-refunded and higher education bonds. These were minor negatives, however, in what was otherwise a very good period for the Fund.

Nuveen High Yield Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the unmanaged S&P National High Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Classification Average over the six months ended October 31, 2011.

This was a very successful period of relative performance for the Fund. The portfolio tends to have significant exposure to tax-exempt bonds with relatively long durations, and this reporting period was no exception. As interest rates, especially long-term interest rates, fell, the Fund’s relatively long average duration allowed it to gain from market conditions to a greater extent than its benchmark.

6	Nuveen Investments

Another notable impact on performance came from falling interest rates on higher-quality tax-exempt debt, which gained to a greater extent than lower-quality bonds. While this situation would ordinarily be negative in relative terms for a high-yield municipal bond fund, this Fund owned a meaningful stake in higher-quality issues during the period.

It is also worth noting the substantial income component offered by the Fund’s portfolio. With an average dividend yield at the end of the period of approximately 7%. The Fund’s income production continued to be a very substantial component of the total returns provided to shareholders.

Nuveen Inflation Protected Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the unmanaged Barclays Capital 1–10 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Classification Average over the six months ended October 31, 2011.

The Fund’s performance was shaped by the returns of the portfolio’s two components — an intermediate-duration municipal bond portfolio and inflation-linked swaps, with the latter seeking to protect the portfolio against the negative effects of inflation on the bonds’ market value. The Fund’s portfolio did well during the period, particularly due to holdings of bonds with durations between eight and twelve years. These securities helped the Fund’s performance as longer-term interest rates fell more than shorter-term rates during the reporting period. Another positive impact was the Fund’s credit-quality exposure, as a significant allocation to bonds with credit ratings of BBB was helpful, given those securities’ outperformance. Also, the Fund further benefited from its limited allocation to AAA-rated securities, which did not fare as well as their lower-rated counterparts.

While the Fund’s municipal bonds were positive contributors to results, the Fund’s inflation-protection component detracted from performance, but performed as it was designed to do. Unfortunately, during the period, investors’ expectations for future inflation declined, which hampered the results of the Fund’s inflation-linked swaps. These swaps tend to perform well when inflation expectations rise and lose ground when inflation expectations decline. The latter was in evidence during the reporting period, which held back the Fund’s results relative to a benchmark that lacks an inflation-protection component.

Nuveen Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the unmanaged S&P National Municipal Bond and National Insured Municipal Bond Indexes, as well as the Lipper General Municipal Debt Funds Classification Average over the six months ended October 31, 2011.

As with the other Funds mentioned in this report, the Fund was well served by its exposure to longer-dated bonds in an environment of falling interest rates. Because a drop in interest rates tends to boost bond prices, this turn of events was helpful for the Fund. This situation also marked a significant change from the previous six-month period, when the Fund’s longer duration was a negative because yields on longer bonds were generally rising at that time.

Nuveen Investments	7

To a lesser degree, the Fund was supported by its increasing exposure to bonds with credit ratings of A and lower. As the Fund made the transition from an insured to an uninsured portfolio, it began to build an allocation to lower-rated securities, which fared somewhat better than higher-rated bonds, and this was helpful for the Fund’s performance. In contrast, while few factors provided a notable drag on results, we had several individual holdings that did not perform as well as we would have liked during the past six months. This was a minor negative, however, and overall the Fund enjoyed good relative performance.

Nuveen Intermediate Duration Municipal Bond Fund

During the six months ending October 31, 2011, the Fund’s Class A Shares at net asset value (NAV) underperformed the unmanaged S&P National Intermediate Municipal Bond Index, but outperformed the Lipper Intermediate Municipal Debt Funds Classification Average.

Although the Fund generated a positive six-month return, the primary factor influencing the portfolio’s underperformance relative to its benchmark was the Fund’s interest-rate exposure. The Fund’s duration was shorter than that of the benchmark, meaning the portfolio was less sensitive to the positive effects of declining interest rates. Specifically, the Fund had elevated exposure to shorter-maturity bonds, which gained in value during the favorable market, but not to the same level that the average bond in the benchmark did. In addition, several individual holdings in the portfolio did not perform up to our expectations during the period.

Fortunately, the Fund’s favorable credit-quality positioning partially offset the Fund’s underperformance. Specifically, nearly 40% (see below on page 8) of the portfolio was invested in bonds rated A and BBB, representing the lower end of the credit-quality universe, and these types of securities benefited as investors’ risk aversion decreased.

Nuveen Limited Term Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the unmanaged S&P Short-Intermediate Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Classification Average over the six months ended October 31, 2011.

The Fund’s performance was bolstered by the portfolio’s longer duration relative to its S&P benchmark. As we entered the reporting period, the portfolio’s duration was a little longer than the index, and we essentially maintained this level of price sensitivity to interest rate changes throughout the period. This stance helped performance as interest rates fell notably on shorter-maturity bonds, even if they did not do so to the same degree as rates on longer-dated bonds.

Another plus was the Fund’s allocation to lower-rated bonds. With a nearly 40% allocation to BBB-rated and A-rated debt — the lower end of the investment-grade universe — the Fund was helped as investors were willing to take on additional credit risk in exchange for the higher yields offered by riskier bonds. With investors searching for yield in the low interest-rate environment, the portfolio’s allocation to lower-rated bonds supported performance.

8	Nuveen Investments

What strategies did you use to manage the Funds?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

The prevailing theme in the municipal bond market over this reporting period was a steady increase in the supply of new bonds for purchase — a significant departure from the situation early in the year. While new bond supply remained constrained compared to prior years, the gap has been closing, and the choices of bonds available to us substantially increased. We were fortunate to receive new investment inflows during this time of increased issuance, putting the Fund in a favorable position. We had the opportunity to be selective about new purchases and apply Nuveen’s research capabilities to the identification of bonds that offered what we believed were very good values at attractive prices.

Applying our bottom-up investment strategy — in other words, making selections on an issuer-by-issuer basis — we had the luxury of choice in adding new investments to the portfolio. As such, we bought new bonds from a variety of sectors, most notably in health care, where we focused primarily on BBB-rated hospital bonds; in transportation, including toll-road and airport bonds; and in water/sewer and other essential service revenue bonds. When possible, we looked for bonds on the longer end of the yield curve to keep the portfolio’s duration relatively long to the benchmark.

Money for the recent purchases came largely from investment inflows, which, as we mentioned, enabled us to take advantage of the widening array of opportunities. Because of these inflows, we did not need to sell attractive securities from the portfolio in order to finance the new purchases. We did, however, find periodic opportunities to exchange bonds we already owned for others that we believed offered our shareholders better return potential. Funding also came from a number of health care, housing and corporate-backed municipal bonds that were called during the period.

Nuveen High Yield Municipal Bond Fund

We maintained the portfolio’s essential structure during the period, as we continued to be comfortable with the Fund’s duration positioning, credit rating allocation and sector exposure. Accordingly, the overwhelming driver of our purchase activity during the period was taking advantage of opportunities to buy individual bonds that we believed offered good appreciation prospects at attractive prices. As the supply of municipal bonds available for purchase increased relative to earlier in the year, we were fairly active in adding new securities to the Fund. In fact, many of our recent purchases took place in the secondary municipal market, as we found this a more fruitful area in which to acquire attractive high-yield bonds.

We looked for favorable securities on a case-by-case basis, adding bonds from a variety of sectors. We found what we thought were especially good values among industrial

Nuveen Investments	9

development revenue (IDR) and community development district bonds. Because IDR bonds are corporate-backed issues, they tend to have increased economic sensitivity. This reporting period was a time of increased concern about the strength of the economic recovery, but we found a number of IDR issues that we believed were backed by financially sound issuers at prices lower than we felt they deserved. Similarly, we invested in various community development district bonds whose issuers performed reasonably well during the economic and credit crisis of 2008 and 2009, emerging from that period unscathed and now starting to gain momentum. In many cases, these securities were priced at what we thought were extremely attractive prices, providing an attractive level of income and the potential for price appreciation.

Another area of emphasis was the health care sector, where we found what we believed were good opportunities both because of the large portion of municipal bond issuance this sector represents and because of Nuveen’s credit research capabilities in this part of the market. Of final note, in both the primary and secondary municipal markets, we invested selectively in private and charter school bonds that we believed were attractive.

To finance recent purchases, we predominantly used new investment inflows into the Fund during the period, as well as the proceeds from bonds that were called from the portfolio. We also sold individual portfolio holdings when the securities reached our price target and when we found what we thought was better investment potential elsewhere.

Nuveen Inflation Protected Municipal Bond Fund

As noted earlier in this report, the Fund consists of two primary components — a portfolio of municipal bonds with intermediate duration characteristics and inflation-linked swaps, whose values change in concert with inflation expectations. When investors anticipate higher inflation, these inflation-linked derivative securities gain in value and have the potential to compensate investors for some of the negative effects on the bond portion of the Fund’s portfolio. In contrast, when investors anticipate low inflation, the swaps tend to lose value. As mentioned earlier, the market’s inflation forecast declined during the period, which hampered the Fund’s performance.

Relative to its size, the Fund’s municipal bond portfolio received a relatively strong level of investment inflows over this period, enabling us to initiate a number of new purchases and to try and take advantage of increased supply in the municipal bond marketplace. As the Fund grew in size, we added a third inflation-linked swap position to the portfolio in August.

In making new purchases, we kept the portfolio’s structure relatively consistent, maintaining its credit quality, interest-rate sensitivity and regional diversification similar to where they stood when the reporting period began. When possible, we continued to look for longer-dated, lower-investment-grade-rated bonds with strong underlying credit characteristics, as we believed they offered the best opportunities to find sound credit and good performance potential at attractive prices. New purchases included essential service bonds, such as public power and water/sewer securities, and we trimmed our exposure to general obligation bonds, as we believed better value for shareholders could be found elsewhere in the market. In addition, while our exposure to individual states remained relatively consistent overall, we modestly increased the Fund’s allocation to

10	Nuveen Investments

California securities. We also added Illinois bonds we believed offered better risk/return prospects. To fund these purchases, we applied new investment inflows into the Fund as well as the proceeds from bond calls.

Nuveen Municipal Bond Fund

On May 31, 2011, the Fund changed its name from the Nuveen Insured Municipal Bond Fund. While the Fund still invests at least 80% of its net assets in municipal bonds that pay interest exempt from regular federal income tax, it is no longer required to invest primarily in insured municipal bonds.

Nevertheless, over this period the Fund continued to hold a significant allocation of insured municipal debt. Accordingly, we looked for investment potential among lower-investment-grade-rated bonds that we believed offered sound credit quality and good risk-adjusted performance potential. To accomplish this objective, we pursued opportunities in the health care sector, which we believed the Fund would benefit from slightly more exposure. In this group, we purchased several A-rated and BBB-rated bond issues that we thought offered good prospects to capture favorable yield premiums relative to comparable securities elsewhere in the market. To a lesser extent, we took advantage of the Fund’s wider investment mandate to buy lower-investment-grade tobacco bonds, as we believed the portfolio could gain from a greater allocation to this sector. New investment activity, however, was limited by the fact that the Fund experienced outflows during the period — an unsurprising development since it is closed to new investors.

Overall, changes to the portfolio’s sector weightings were relatively modest. We periodically sold some of the Fund’s higher-quality bonds, most notably pre-refunded and tax-supported bonds, as part of an ongoing interest in selectively increasing the Fund’s exposure to lower-investment-grade-rated securities.

Nuveen Intermediate Duration Municipal Bond Fund

Although we were reasonably active in adding new bonds to the portfolio, the Fund’s sector allocation shifted only incrementally, as we remained comfortable with our portfolio structure coming into the reporting period. The sectors in which we were most active included health care — whose weighting went up slightly during the period — as well as tax-supported bonds whose income payments are backed by taxes or other government revenues. We also found opportunities among airport issues.

When making new purchases, we opted to add securities on the longer end of the intermediate-duration universe, emphasizing bonds with ten-year and longer maturities. This enabled us to accomplish our duration management objectives and capture the value we saw on the longer end of the intermediate yield curve.

We also continued to favor essential service bonds. These bonds fund projects such as toll roads, public transportation systems and water/sewer systems — and we believe these types of securities may be better able to withstand uncertain economic conditions.

Money for new purchases came primarily from new investment inflows, as well as the proceeds of bond maturities and, especially, bond calls. Although we did not engage in

Nuveen Investments	11

widespread selling, we did sell some short-dated paper to keep the portfolio’s duration sufficiently long. We also sold some issues that we considered less attractive in those sectors to which we were actively adding — this enabled us to keep the Fund’s exposure to those areas from growing too large.

Nuveen Limited Term Municipal Bond Fund

Many of the recent purchases for the Fund were tax-supported credits, highlighted by several large water/sewer bond deals. Otherwise, changes over the period to the portfolio’s sector weightings, credit quality allocation and duration were extremely modest. The Fund’s exposure to pre-refunded bonds declined during the period. A handful of our purchases were A-rated bonds, as we saw good potential to add value to the portfolio in this part of the market. We also kept the Fund’s duration somewhat longer than our benchmark, buying bonds a little longer than average. This approach allowed us to keep the portfolio’s duration at our desired level, and to take advantage of what we believed were better value opportunities on the longer end of the yield curve within the limited-term bond universe.

To fund recent purchases, we did not need to sell many bonds. We had a substantial flow of new investments into the Fund, which enabled us to be selective about the positions we wished to add, and we also invested the proceeds of a steady number of bond calls and maturities.

Impact of Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of substantial leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because the manager believes that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional volatility. For example, the value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of the underlying bond due to changes in market interest rates or the bond’s creditworthiness. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its net asset value if the underlying bond declines in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. As a consequence, although investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond at times of low short-term market interest rates, those

12	Nuveen Investments

investments would serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income on the underlying bond.

The Fund’s use of leverage through inverse floating rate securities made a positive contribution to the performance of the Fund over this reporting period, largely because of the income differential between the higher rates earned on the Fund’s long-term bond investments and the lower rates paid on its leveraging instruments.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Investments in the funds are subject to certain risks, including the following:

Credit Risk. An issuer of a bond held by the fund may be unable to make interest and principal payments when due. A failure by the issuer to make such payments is called a “default”. A default can cause the price of the issuer’s bonds to plummet. Even if the issuer does not default, the prices of its bonds can fall if the market perceives that the risk of default is increasing.

Low-Quality Bond Risk. Nuveen High Yield Municipal Bond Fund concentrates a large portion of its investments in low-quality municipal bonds (sometimes called “junk bonds”), which have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Interest Rate Risk. Each fund is subject to the risk that the value of the fund’s portfolio will decline because of rising interest rates. Debt securities generally increase in value when interest rates fall and decrease in value when interest rates rise. The funds that invest in longer-term debt securities generally are more sensitive to interest rate changes.

Call Risk. If an issuer exercises its option to call securities held by a fund, the fund may be forced to reinvest in lower-yielding securities.

Derivatives Risk. The funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Inverse Floater Risk. The funds other than Nuveen Inflation Protected Municipal Bond Fund invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a fund’s exposure to interest rate risk and credit risk. In addition, investments in certain inverse floaters involve the risk that the fund could lose more than its original principal investment. Nuveen High Yield Municipal Bond Fund may invest in inverse floaters to a greater extent than the other funds, creating effective leverage of up to 30% of the fund’s total investment exposure with such investments.

Additional Risks of Nuveen Inflation Protected Municipal Bond Fund. Nuveen Inflation Protected Municipal Bond Fund uses Consumer Price Index (“CPI”) swaps as its primary inflation hedging strategy. If actual inflation turns out to be less than expected, the fund will lose money on the swap and underperform an otherwise identical municipal bond fund that did not utilize CPI swaps. The fund is non-diversified, which means that, when compared to a diversified fund, it may invest a larger portion of its assets in the securities

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of a limited number of issuers. As a result, the fund may be more sensitive than a diversified fund to any single economic, market, political or regulatory occurrence.

Dividend Information

In September 2011, all share classes of the Nuveen Municipal Bond Fund experienced an increase to its monthly dividend. There were no monthly dividend changes to any of the five other Funds profiled in this report.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2011, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. As of October 31, 2011, Nuveen Limited Term Municipal Bond Fund had a negative UNII balance and Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Municipal Bond Fund and Nuveen Intermediate Duration Municipal Bond Fund had positive UNII balances for financial reporting purposes.

14	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios below reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.93%	4.19%	4.59%	4.76%
Class A Shares at maximum Offering Price	3.39%	-0.21%	3.70%	4.31%
Standard & Poor’s (S&P) National Municipal Bond Index**	3.86%	3.75%	4.48%	4.95%
Lipper General Municipal Debt Funds Classification Average**	5.95%	2.84%	3.31%	3.89%

Class B Shares w/o CDSC	7.52%	3.41%	3.80%	4.14%
Class B Shares w/CDSC	2.52%	-0.55%	3.63%	4.14%
Class C Shares	7.63%	3.59%	4.00%	4.19%
Class I Shares	7.99%	4.36%	4.78%	4.96%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	10.27%	4.38%	4.77%	4.90%
Class A Shares at maximum Offering Price	5.66%	0.00%	3.87%	4.45%
Class B Shares w/o CDSC	9.83%	3.60%	3.99%	4.27%
Class B Shares w/CDSC	4.83%	-0.36%	3.82%	4.27%
Class C Shares	10.06%	3.89%	4.20%	4.33%
Class I Shares	10.31%	4.66%	4.96%	5.11%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.78%
Class B Shares	1.53%
Class C Shares	1.33%
Class I Shares	0.58%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.17%	0.68%	-1.64%	3.49%
Class A Shares at maximum Offering Price	4.61%	-3.54%	-2.49%	3.05%
Standard & Poor’s (S&P) National High Yield Municipal Bond Index**	8.07%	4.53%	2.32%	5.30%
Lipper High Yield Municipal Debt Funds Classification Average**	7.30%	1.65%	1.41%	3.81%

Class B Shares w/o CDSC	8.71%	-0.14%	-2.39%	2.87%
Class B Shares w/CDSC	3.71%	-3.89%	-2.53%	2.87%
Class C Shares	8.89%	0.13%	-2.18%	2.92%
Class I Shares	9.28%	0.89%	-1.46%	3.69%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.86%	1.61%	-1.37%	3.63%
Class A Shares at maximum Offering Price	7.13%	-2.65%	-2.21%	3.19%
Class B Shares w/o CDSC	11.39%	0.84%	-2.11%	3.01%
Class B Shares w/CDSC	6.39%	-2.94%	-2.26%	3.01%
Class C Shares	11.42%	0.98%	-1.93%	3.05%
Class I Shares	11.90%	1.81%	-1.19%	3.82%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.86%
Class B Shares	1.61%
Class C Shares	1.41%
Class I Shares	0.66%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of October 31, 2011*

	Cumulative

	6-Month	Since Inception*
Class A Shares at NAV	2.53%	6.44%
Class A Shares at maximum Offering Price	-0.55%	3.25%
Barclays Capital 1-10 Year Municipal Bond Index**	3.18%	4.37%
Lipper Intermediate Municipal Debt Funds Classification Average**	3.72%	5.10%

Class C Shares	2.26%	6.13%
Class I Shares	2.61%	6.64%

Latest Calendar Quarter – Cumulative Total Returns as of September 30, 2011

	Cumulative

	6-Month	Since Inception*
Class A Shares at NAV	3.28%	4.93%
Class A Shares at maximum Offering Price	0.18%	1.78%
Class C Shares	3.03%	4.57%
Class I Shares	3.36%	5.02%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.87%	0.78%
Class C Shares	5.44%	1.33%
Class I Shares	4.69%	0.58%

The fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 3/08/11.
**	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Nuveen Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.82%	3.76%	3.66%	4.09%
Class A Shares at maximum Offering Price	2.33%	-0.57%	2.77%	3.65%
Standard & Poor’s (S&P) National Insured Municipal Bond Index**	6.53%	4.06%	4.52%	4.99%
Standard & Poor’s (S&P) National Municipal Bond Index**	3.86%	3.75%	4.48%	4.95%
Lipper General Municipal Debt Funds Classification Average**	5.95%	2.84%	3.31%	3.89%

Class B Shares w/o CDSC	6.51%	3.06%	2.88%	3.48%
Class B Shares w/CDSC	1.51%	-0.92%	2.71%	3.48%
Class C Shares	6.55%	3.27%	3.10%	3.53%
Class I Shares	7.03%	4.05%	3.87%	4.31%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.95%	3.87%	3.83%	4.22%
Class A Shares at maximum Offering Price	4.41%	-0.45%	2.94%	3.78%
Class B Shares w/o CDSC	8.63%	3.07%	3.05%	3.60%
Class B Shares w/CDSC	3.63%	-0.91%	2.88%	3.60%
Class C Shares	8.68%	3.38%	3.27%	3.67%
Class I Shares	9.17%	4.06%	4.04%	4.43%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.77%
Class B Shares	1.52%
Class C Shares	1.32%
Class I Shares	0.57%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.96%	2.93%	3.93%	3.98%
Class A Shares at maximum Offering Price	0.87%	-0.14%	3.30%	3.66%
Standard & Poor’s (S&P) Intermediate Municipal Bond Index**	4.49%	4.22%	5.44%	5.10%
Lipper Intermediate Municipal Debt Funds Classification Average**	3.72%	3.04%	4.05%	3.90%

Class B Shares w/o CDSC	3.45%	2.05%	3.14%	3.36%
Class B Shares w/CDSC	-1.55%	-1.91%	2.96%	3.36%
Class C Shares	3.55%	2.37%	3.35%	3.40%
Class I Shares	4.05%	3.13%	4.14%	4.18%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.49%	3.16%	4.09%	4.08%
Class A Shares at maximum Offering Price	2.34%	0.09%	3.45%	3.76%
Class B Shares w/o CDSC	5.09%	2.39%	3.32%	3.45%
Class B Shares w/CDSC	0.09%	-1.58%	3.14%	3.45%
Class C Shares	5.19%	2.60%	3.53%	3.52%
Class I Shares	5.59%	3.36%	4.30%	4.28%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.74%
Class B Shares	1.49%
Class C Shares	1.29%
Class I Shares	0.54%

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.87%	2.71%	3.99%	3.61%
Class A Shares at maximum Offering Price	0.28%	0.17%	3.47%	3.35%
Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index**	2.46%	2.86%	4.75%	4.21%
Lipper Short-Intermediate Municipal Debt Funds Classification Average**	2.22%	2.05%	3.45%	3.43%

Class C Shares	2.72%	2.38%	3.63%	3.25%
Class I Shares	2.97%	2.99%	4.19%	3.82%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.49%	3.19%	4.16%	3.72%
Class A Shares at maximum Offering Price	1.84%	0.63%	3.64%	3.46%
Class C Shares	4.24%	2.76%	3.78%	3.36%
Class I Shares	4.51%	3.38%	4.34%	3.92%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.68%
Class C Shares	1.03%
Class I Shares	0.48%

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	21

Yields (Unaudited) as of October 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen All-American Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.91%	4.39%	6.10%
Class B Shares	4.39%	3.81%	5.29%
Class C Shares	4.57%	4.03%	5.60%
Class I Shares	5.27%	4.79%	6.65%

Nuveen High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	6.67%	6.91%	9.60%
Class B Shares	6.25%	6.45%	8.96%
Class C Shares	6.45%	6.67%	9.26%
Class I Shares	7.16%	7.43%	10.32%

Nuveen Inflation Protected Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.18%	2.47%	3.43%
Class C Shares	2.76%	2.38%	3.31%
Class I Shares	3.44%	3.06%	4.25%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

22	Nuveen Investments

Nuveen Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.06%	2.94%	4.08%
Class B Shares	3.48%	2.45%	3.40%
Class C Shares	3.68%	2.66%	3.69%
Class I Shares	4.41%	3.41%	4.74%

Nuveen Intermediate Duration Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.61%	2.17%	3.01%
Class B Shares	2.99%	1.50%	2.08%
Class C Shares	3.19%	1.70%	2.36%
Class I Shares	3.92%	2.44%	3.39%

Nuveen Limited Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	2.50%	1.58%	2.19%
Class C Shares	2.24%	1.27%	1.76%
Class I Shares	2.74%	1.83%	2.54%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	23

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen All-American Municipal Bond Fund

Bond Credit Quality1

Nuveen High Yield Municipal Bond Fund

Bond Credit Quality2

Portfolio Composition[1]
Health Care	23.1%
Tax Obligation/Limited	21.0%
Education and Civic Organizations	10.9%
Utilities	10.3%
Transportation	7.8%
Tax Obligation/General	6.3%
Long-Term Care	4.5%
Consumer Staples	3.4%
Other	12.7%

Portfolio Composition[3]
Tax Obligation/Limited	29.3%
Health Care	18.0%
Education and Civic Organizations	10.8%
Transportation	10.6%
Consumer Discretionary	5.2%
Long Term Care	4.9%
Consumer Staples	4.2%
Utilities	4.2%
Other	12.8%

States/U.S. Territories[1]
Illinois	13.5%
Texas	10.3%
California	8.9%
Florida	6.4%
Colorado	4.6%
New York	3.7%
New Jersey	3.5%
Ohio	3.5%
Indiana	3.3%
Wisconsin	3.1%
Georgia	2.6%
Louisiana	2.2%
Michigan	2.1%
Washington	2.1%
Kentucky	2.0%
Minnesota	1.7%
Alabama	1.7%
North Carolina	1.6%
Pennsylvania	1.5%
South Carolina	1.5%
Utah	1.4%
Other	18.8%

States/U.S. Territories[2]
California	16.9%
Florida	12.7%
Illinois	9.0%
Colorado	7.2%
Texas	6.7%
New York	3.9%
New Jersey	3.1%
Michigan	3.0%
Arizona	2.6%
Indiana	2.5%
Ohio	2.4%
Tennessee	2.1%
Alabama	2.1%
Pennsylvania	2.0%
Maryland	1.9%
Georgia	1.6%
Oklahoma	1.6%
Other	18.7%

1	As a percentage of total investments as of October 31, 2011. Holdings are subject to change.

2	As a percentage of total municipal bonds as of October 31, 2011. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of October 31, 2011. Holdings are subject to change.

24	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Bond Credit Quality1

Nuveen Municipal Bond Fund

Bond Credit Quality2

Portfolio Composition[1]
Tax Obligation/Limited	26.1%
Utilities	17.8%
Health Care	17.6%
Transportation	17.0%
Tax Obligation/General	7.8%
Water and Sewer	5.6%
Other	8.1%

Portfolio Composition[2]
Tax Obligation/Limited	20.4%
Transportation	20.1%
Tax Obligation/General	14.0%
U.S. Guaranteed	13.8%
Health Care	8.9%
Education and Civic Organizations	6.5%
Water and Sewer	6.0%
Utilities	5.3%
Other	5.0%

States/U.S. Territories[1]
Illinois	10.9%
California	9.7%
Ohio	8.7%
New York	7.0%
New Jersey	6.2%
Texas	6.2%
Georgia	4.1%
Michigan	3.6%
Pennsylvania	3.5%
North Carolina	3.3%
District of Columbia	3.2%
Colorado	2.9%
Washington	2.9%
Kentucky	2.8%
Wisconsin	2.7%
Massachusetts	2.7%
Other	19.6%

States/U.S. Territories[2]
California	16.8%
Texas	9.6%
Washington	7.4%
Pennsylvania	4.8%
New York	4.7%
Illinois	4.6%
Indiana	4.5%
Florida	4.4%
Michigan	3.8%
Georgia	3.4%
Ohio	3.4%
New Jersey	3.2%
Missouri	3.0%
Louisiana	2.7%
Massachusetts	2.6%
Wisconsin	1.9%
Other	19.2%

1	As a percentage of total investments (excluding investments in derivatives) as of October 31, 2011. Holdings are subject to change.

2	As a percentage of total investments as of October 31, 2011. Holdings are subject to change.

Nuveen Investments	25

Holding Summaries (Unaudited) as of October 31, 2011 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1

Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	27.2%
Tax Obligation/General	16.3%
Health Care	13.5%
U.S. Guaranteed	11.2%
Utilities	10.4%
Transportation	7.8%
Other	13.6%

Portfolio Composition[1]
Tax Obligation/Limited	24.0%
Tax Obligation/General	22.2%
Health Care	9.9%
Utilities	9.8%
U.S. Guaranteed	8.1%
Education and Civic Organizations	7.7%
Water and Sewer	5.0%
Transportation	5.0%
Other	8.3%

States/U.S. Territories[1]
Texas	8.8%
New York	8.2%
Illinois	8.1%
California	7.9%
Florida	6.9%
Massachusetts	5.7%
New Jersey	5.3%
Michigan	4.1%
Wisconsin	3.4%
Louisiana	3.1%
Missouri	3.1%
Arizona	2.8%
Washington	2.5%
Ohio	2.4%
Puerto Rico	2.3%
Alabama	2.2%
Pennsylvania	2.2%
Tennessee	2.2%
Other	18.8%

States/U.S. Territories[1]
Illinois	9.1%
New York	8.5%
Texas	6.3%
California	6.3%
Florida	5.9%
Pennsylvania	5.8%
New Jersey	5.1%
Arizona	4.6%
Massachusetts	3.6%
Michigan	2.9%
Indiana	2.8%
Wisconsin	2.7%
Maryland	2.6%
Ohio	2.6%
Georgia	2.2%
North Carolina	2.2%
Washington	1.9%
Colorado	1.9%
Missouri	1.8%
Minnesota	1.8%
Other	19.4%

1	As a percentage of total investments as of October 31, 2011. Holdings are subject to change.

26	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,079.30	$1,075.20	$1,076.30	$1,079.90	$1,021.27	$1,017.50	$1,018.50	$1,022.27
Expenses Incurred During Period	$4.02	$7.93	$6.89	$2.98	$3.91	$7.71	$6.70	$2.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.52%, 1.32% and .57% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen High Yield Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,091.70	$1,087.10	$1,088.90	$1,092.80	$1,020.86	$1,017.09	$1,018.10	$1,021.87
Expenses Incurred During Period	$4.47	$8.39	$7.35	$3.42	$4.32	$8.11	$7.10	$3.30

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Inflation Protected Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,025.30	$1,022.60	$1,026.10	$1,021.22	$1,018.45	$1,022.22
Expenses Incurred During Period	$3.97	$6.76	$2.95	$3.96	$6.75	$2.95

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.33% and .58% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (Unaudited) (continued)

Nuveen Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,068.20	$1,065.10	$1,065.50	$1,070.30	$1,021.32	$1,017.55	$1,018.55	$1,022.32
Expenses Incurred During Period	$3.95	$7.84	$6.80	$2.91	$3.86	$7.66	$6.65	$2.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .76%, 1.51%, 1.31% and .56% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,039.60	$1,034.50	$1,035.50	$1,040.50	$1,021.52	$1,017.75	$1,018.75	$1,022.52
Expenses Incurred During Period	$3.69	$7.52	$6.50	$2.67	$3.66	$7.46	$6.44	$2.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .72%, 1.47%, 1.27% and .52% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,028.70	$1,027.20	$1,029.70	$1,021.77	$1,020.01	$1,022.77
Expenses Incurred During Period	$3.42	$5.20	$2.40	$3.40	$5.18	$2.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .67%, 1.02% and .47% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.6%

$5,060	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2		$4,376,596

2,550	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		2,507,237

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.250%, 1/01/14	No Opt. Call	BBB–		999,800
1,000	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA+		992,120
1,000	5.500%, 1/01/22	1/14 at 100.00	BBB–		950,590

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aa3		2,066,500
12,610	Total Alabama				11,892,843
	Arizona – 0.8%

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–		728,170

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,500	5.250%, 12/01/19	No Opt. Call	A		1,531,515
1,000	5.250%, 12/01/28	No Opt. Call	A		968,590
2,000	5.000%, 12/01/37	No Opt. Call	A		1,813,940

964	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R		812,209
6,289	Total Arizona				5,854,424
	Arkansas – 0.2%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB		532,170
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB		1,057,250
1,500	Total Arkansas				1,589,420
	California – 8.5%

2,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R		1,736,460

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.634%, 4/01/34 (IF)	4/18 at 100.00	AA		1,149,660

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14 (Pre-refunded 5/01/12)	5/12 at 101.00	AA–	(4)	2,077,980

1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	Baa3		870,403

3,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–		3,478,608

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2		1,054,360

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.752%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–		905,688

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1		1,460,830

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB		1,736,885

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.534%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–		1,630,188

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$845	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	$874,195

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.322%, 11/15/46 (IF)	11/16 at 100.00	AA–	677,646

500	Chino Hill, California, Community Facilities District 10 Special Tax Bonds, Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA+	512,345

1,000	Chino, California, Community Facilities District 2009-1, Watson Commerce Center, Special Tax Bonds, Series 2010, 6.750%, 9/01/40	9/20 at 100.00	N/R	1,027,970

6,440	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	4,341,784

2,000	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,319,580

510	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	520,909

1,300	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA+	1,256,268

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,480	5.000%, 6/01/33	6/17 at 100.00	BB+	2,458,898
3,440	5.750%, 6/01/47	6/17 at 100.00	BB+	2,488,771

1,000	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA+	1,005,250

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	2,928,150

500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA	544,840

2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,209,274

1,460	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	No Opt. Call	BB	1,427,676

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,581,869

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	3,100,470

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	No Opt. Call	A	1,772,843

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,085,840

1,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	1,002,210

930	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	816,456

1,000	San Bernardino County Redevelopment Agency, California, Cedar Glen Disaster Recovery Project Area Tax Allocation Bonds, Series 2010, 5.750%, 9/01/30	9/18 at 100.00	BBB+	917,070

1,660	San Diego Redevelopment Agency, California, City Heights Redevelopment Project Tax Allocation Bonds, Series 2010A, 5.625%, 9/01/40	9/20 at 100.00	A–	1,611,478

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	711,962

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	$2,146,330

	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010:
425	5.000%, 9/01/29	9/18 at 102.00	A	398,030
500	5.000%, 9/01/35	9/18 at 102.00	A	467,925

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	No Opt. Call	AA+	947,416

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA+	209,127

485	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/12 at 100.00	N/R	479,762

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA+	1,521,330
66,590	Total California			62,464,736
	Colorado – 4.5%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	941,230

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
845	4.800%, 12/01/17	No Opt. Call	N/R	735,420
1,150	5.000%, 12/01/26	12/17 at 100.00	N/R	782,219

1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,244,981

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	1,727,290

975	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	N/R	995,241

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	N/R	2,509,725

975	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	886,763

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	No Opt. Call	N/R	1,546,215

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	N/R	1,123,166

2,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA+	2,106,380

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	2,483,702

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
540	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	485,028
395	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	325,492

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	2,022,092

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$790	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	$732,370

2,145	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,187,171

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	773,063

700	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	604,961

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
1,080	6.250%, 11/15/28	No Opt. Call	A	1,133,762
2,775	6.500%, 11/15/38	No Opt. Call	A	3,022,558

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	5.250%, 7/15/24	7/20 at 100.00	Baa3	1,008,960
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,409,675

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	805,090
33,325	Total Colorado			32,592,554
	Connecticut – 1.3%

5,115	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/12 at 100.00	BBB+	5,144,002

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 17.714%, 7/01/15 (IF) (5)	No Opt. Call	AAA	1,310,680

1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,059,170

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	1,799,856
8,915	Total Connecticut			9,313,708
	Delaware – 0.1%

1,015	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	No Opt. Call	N/R	1,015,051
	District of Columbia – 0.8%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A	4,612,321

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	872,780
5,365	Total District of Columbia			5,485,101
	Florida – 6.2%

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	No Opt. Call	BBB	1,161,275

540	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	415,336

850	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	937,890

1,450	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	1,491,079

1,380	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	1,361,756

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	$866,200

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,385,070

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	3,511,790

10,000	Florida State Board of Education, Lottery Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/22	7/21 at 100.00	AAA	11,504,000

985	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	953,943

1,245	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A, 6.100%, 5/01/23	5/14 at 101.00	N/R	1,227,844

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB+	859,070

720	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	742,802

1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A2	1,556,940

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA+	2,072,560

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	1,079,562

1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	864,560

1,635	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,504,756

1,955	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	1,792,129

440	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.875%, 5/01/22	5/17 at 100.00	N/R	413,543

1,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	1,378,245

500	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	521,490

3,235	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	2,512,948

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
970	5.250%, 5/01/39 (6)	No Opt. Call	N/R	609,771
500	6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	311,590

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
595	6.000%, 5/01/23	5/13 at 101.00	N/R	565,994
3,750	6.125%, 5/01/35	5/13 at 101.00	N/R	3,414,338
46,105	Total Florida			45,016,481
	Georgia – 2.5%

750	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	794,085

2,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	N/R	2,096,780

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,360	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Ceritificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	1/12 at 100.00	N/R	$1,359,850

1,240	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	1/12 at 100.00	A–	1,240,161

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A1	5,385,700

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticpation Certificates, Ty Cobb Regional Medical Center, Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA+	1,075,640

850	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/22	No Opt. Call	Aa3	897,150

5,500	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA+	5,461,665
17,700	Total Georgia			18,311,031
	Guam – 0.4%

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B	2,030,760

880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	840,805
2,880	Total Guam			2,871,565
	Idaho – 0.2%

1,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	1,149,860
	Illinois – 13.0%

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	1/12 at 100.00	BBB+	1,000,810

982	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	919,211

2,500	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 8.500%, 6/15/23	12/12 at 100.00	N/R	2,500,225

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	BBB	1,584,805
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	BBB	1,793,262

1,534	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, Trust 1060, 21.063%, 6/01/39 (Alternative Minimum Tax) (IF) (5)	6/17 at 104.00	Aaa	1,982,833

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	2,072,360

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,498,275

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	1/12 at 100.00	BBB–	4,999,600

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	N/R	1,277,540

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	N/R	906,786
2,000	6.125%, 5/15/27	5/20 at 100.00	N/R	2,031,800

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	$503,690

1,000	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	5/12 at 100.00	N/R	1,000,450

1,215	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,240,041

1,250	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	No Opt. Call	A+	1,188,513

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,208,400

2,570	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,659,205

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	505,185

1,500	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	N/R	1,495,905

1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,112,344

1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	1,777,271

6,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	5,523,900

3,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	3,138,300

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	954,212

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	A+	4,105,280

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,479,940

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,580,700

3,935	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	3,595,842

	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,000	5.500%, 1/01/22	1/13 at 100.00	Baa1	4,031,320
1,000	5.625%, 1/01/28	1/13 at 100.00	Baa1	1,000,360

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	251,677

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, 4.850%, 4/20/41 (UB) (5)	4/16 at 100.00	AA+	3,892,880

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28 (WI/DD, Settling 11/04/11)	6/21 at 100.00	AAA	5,332,050

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	672,490

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	1,826,970

1,875	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	B–	1,301,269

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R	1,260,718

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,265	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	$1,232,148

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,136,743
3,000	6.250%, 6/01/24	No Opt. Call	A–	3,166,830

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,319,708

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,020,300

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AA+	1,791,866
93,706	Total Illinois			94,874,014
	Indiana – 3.1%

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa2	1,285,277

500	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	452,220

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
1,500	5.250%, 10/15/18	No Opt. Call	Aa3	1,652,865
5,000	5.250%, 10/15/20	No Opt. Call	Aa3	5,494,950

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB–	1,414,210

1,000	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	968,740

5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,083,900

905	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	1,011,926

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa1	3,360,540

2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	2,160,840
21,540	Total Indiana			22,885,468
	Iowa – 0.4%

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	527,230

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,281,132

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,048,100
2,990	Total Iowa			2,856,462
	Kansas – 0.9%

2,815	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	2,661,048

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,273,824

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kansas (continued)

$1,015	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa		$1,033,798

2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB		1,789,669
8,010	Total Kansas				6,758,339
	Kentucky – 1.9%

1,670	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/12 at 100.50	BBB–		1,687,635

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	Baa2		2,582,575
2,000	6.000%, 6/01/30	6/20 at 100.00	Baa2		2,089,140

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3		1,641,525

1,995	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	4/12 at 100.00	BB		1,843,699

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–		1,448,906

2,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3		2,668,150
13,570	Total Kentucky				13,961,630
	Louisiana – 2.1%

500	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	N/R		527,040

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–		3,689,862

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	Baa1	(4)	2,662,764

4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (6), (7), (8)	12/17 at 100.00	N/R		1,900,120

2,000	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+		2,154,260

1,590	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA+		1,697,802

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1		1,418,955

1,245	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–		1,245,822
16,965	Total Louisiana				15,296,625
	Maine – 1.0%

1,665	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A1		1,695,952

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	Baa3		1,039,430
4,460	6.750%, 7/01/41	7/21 at 100.00	Baa3		4,603,166
7,125	Total Maine				7,338,548

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maryland – 0.7%

$1,000	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–		$968,790

4,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21 (Pre-refunded 4/01/13)	4/13 at 100.00	AA+	(4)	4,262,320
5,000	Total Maryland				5,231,110
	Massachusetts – 1.1%

275	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R		242,011

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6), (7)	1/18 at 100.00	N/R		893,000

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R		449,165

1,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB		1,555,100

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/11 at 100.00	A–		3,009,540

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		1,075,108
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		529,935
11,985	Total Massachusetts				7,753,859
	Michigan – 2.1%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	Aa2		2,813,626

1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA		1,292,563

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA+		840,104

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA		563,980

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA		1,561,253

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB		1,191,763

1,420	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R		1,144,051

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A1		517,290
1,470	5.750%, 11/15/39	11/19 at 100.00	A1		1,505,559

3,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1		3,581,340
14,495	Total Michigan				15,011,529
	Minnesota – 1.7%

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–		906,860

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R		979,770

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	$3,396,540

2,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,057,320

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
2,500	6.000%, 11/15/25	11/15 at 100.00	BB+	2,511,450
2,500	6.000%, 11/15/35	11/15 at 100.00	BB+	2,416,675
12,000	Total Minnesota			12,268,615
	Mississippi – 0.3%

975	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (6)	2/21 at 102.00	NA	957,626

1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB	1,005,000
1,975	Total Mississippi			1,962,626
	Missouri – 1.1%

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	2,426,005

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,582,657

1,802	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/12 at 100.00	N/R	1,555,468

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,274,906
8,249	Total Missouri			7,839,036
	Nebraska – 0.4%

1,700	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2010A, 5.700%, 9/01/31	9/20 at 100.00	AA+	1,826,701

1,200	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2011, 4.125%, 11/15/31	11/21 at 100.00	AAA	1,208,820
2,900	Total Nebraska			3,035,521
	Nevada – 1.0%

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	2,062,760

2,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23	6/19 at 100.00	A	2,299,840

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,210	6.500%, 9/01/20	9/18 at 100.00	N/R	1,211,186
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,828,408
7,110	Total Nevada			7,402,194
	New Hampshire – 1.3%

3,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – NPFG Insured	5/12 at 101.00	A–	3,602,480

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,558,835

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

$1,025	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Refunding Series 2003B, 5.600%, 10/01/22	No Opt. Call	BBB+	$1,059,512

1,445	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2010C Subseries 2006J, 5.150%, 1/01/37	No Opt. Call	Aa3	1,531,252
9,470	Total New Hampshire			9,752,079
	New Jersey – 3.3%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa3	1,706,130

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	849,654

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,000	6.250%, 12/01/18	No Opt. Call	Baa1	2,353,320
600	7.500%, 12/01/32	6/19 at 100.00	Baa1	698,406

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.707%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,662,556

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+	8,065,330

3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	3,460,500

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	Aa3	1,088,400

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA+	2,328,980

770	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	794,740

2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BB+	1,344,140
21,875	Total New Jersey			24,352,156
	New Mexico – 0.5%

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	N/R	2,900,790

1,080	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	1,116,871
4,080	Total New Mexico			4,017,661
	New York – 3.5%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,143,549
5,745	6.375%, 7/15/43	No Opt. Call	BBB–	5,966,355

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,378,240

1,980	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	2,045,795

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37	10/17 at 100.00	N/R	1,598,160
1,000	5.875%, 10/01/46	10/17 at 102.00	N/R	532,670

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.102%, 6/15/33 (IF)	6/19 at 100.00	AA+		$1,237,480

135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2	(4)	140,571

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–		2,517,105

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–		833,677

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1		5,179,900

1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	N/R		1,196,360
26,050	Total New York				25,769,862
	North Carolina – 1.5%

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R		891,540

3,500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2011, 5.000%, 10/01/28	10/21 at 100.00	A+		3,564,260

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	27.216%, 10/01/21 (IF)	10/16 at 100.00	AA+		3,353,894
585	27.434%, 10/01/34 (IF)	10/15 at 100.00	AA+		1,021,948

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–		1,187,980

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1		1,202,290
9,005	Total North Carolina				11,221,912
	Ohio – 3.3%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AA+		2,516,865

2,620	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.750%, 6/01/34	6/17 at 100.00	BB–		1,901,491

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	BBB+		2,913,330
2,000	5.750%, 11/01/40	11/20 at 100.00	BBB+		1,970,860

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB		3,062,526

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB		707,987

5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–		6,313,252

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–		3,512,180

1,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–		1,401,559
24,330	Total Ohio				24,300,050

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 0.3%

$1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – SYNCORA GTY Insured	11/14 at 100.00	A+	$1,912,394
	Oregon – 0.2%

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	998,400

265	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	1/12 at 100.00	Baa3	264,995
1,265	Total Oregon			1,263,395
	Pennsylvania – 1.5%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–	1,170,180

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	834,140

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	N/R	1,031,740

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	1,028,550

940	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 18.380%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,219,030

3,000	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1	3,122,940

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	BBB–	1,201,512

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	528,596

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	434,678

330	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	331,541
10,600	Total Pennsylvania			10,902,907
	Puerto Rico – 1.3%

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA+	1,072,271

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C:
4,000	5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	BBB+	4,169,800
1,000	5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BBB+	1,035,610

3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	3,286,088
9,780	Total Puerto Rico			9,563,769
	Rhode Island – 0.1%

1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	1,000,440
	South Carolina – 1.4%

370	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	433,614

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
$2,500	5.500%, 10/01/26	4/12 at 100.00	A+		$2,501,375
3,250	5.500%, 10/01/31	4/12 at 100.00	A+		3,251,235

2,025	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	2/13 at 100.00	Aa1		2,137,165

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	AA–		2,232,420
10,145	Total South Carolina				10,555,809
	Tennessee – 0.9%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	6.000%, 10/01/23	10/18 at 100.00	AA		573,375
1,500	6.125%, 10/01/28	10/18 at 100.00	AA		1,675,995

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	Baa1		1,022,410

3,080	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+		3,020,679

135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–		128,561

1,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6), (7)	11/17 at 100.00	N/R		74,100
7,215	Total Tennessee				6,495,120
	Texas – 9.9%

1,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.750%, 12/01/29 (Alternative Minimum Tax), (6)	1/12 at 100.00	CCC+		531,790

1,745	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–		1,811,589

1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		1,733,660

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	No Opt. Call	BBB–		2,331,840

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+		3,867,325
1,500	5.000%, 11/01/25	11/20 at 100.00	A+		1,641,510

1,480	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		1,317,659

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 (Pre-refunded 3/01/13) – FGIC Insured	3/13 at 100.00	AA+	(4)	1,263,732

7,560	Houston Community College System, Texas, General Obligation Bonds, Refunding Series 2011, 5.000%, 2/15/22	No Opt. Call	AA+		8,942,346

10,465	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2011A, 5.000%, 3/01/21	No Opt. Call	AA		12,485,164

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2		1,999,320

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A	$1,278,300

1,080	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Refunding Series 2005, 5.625%, 2/15/35	2/16 at 100.00	BBB–	988,999

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	1,069,790

1,780	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 (WI/DD, Settling 11/17/11) – AGM Insured	12/21 at 100.00	AA+	1,820,370

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33	1/18 at 100.00	A3	2,083,440

5,440	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011C, 0.000%, 9/01/45	9/31 at 100.00	AA	3,332,707

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,328,080

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A	1,010,150

500	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	521,080

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2	3,206,354

1,000	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009-B2, 6.500%, 2/15/14	11/11 at 100.00	N/R	994,230

890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	910,773

810	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	866,465

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	8,407,698

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB+	856,720

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.542%, 2/01/17 (IF)	No Opt. Call	Aaa	2,282,140

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	No Opt. Call	N/R	785,123

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	512,870
68,895	Total Texas			72,181,224
	Utah – 1.4%

3,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	1/12 at 100.00	N/R	3,569,027

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	892,660

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
$500	6.250%, 6/15/28	6/17 at 100.00	N/R	$454,785
950	6.500%, 6/15/38	6/17 at 100.00	N/R	840,076

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,205,838

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,035,234

2,135	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A, 7.750%, 7/15/31	7/21 at 100.00	BB+	2,199,883
10,495	Total Utah			10,197,503
	Vermont – 0.3%

1,815	Vermont Educational and Health Buildings FInancing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.125%, 1/01/28	1/21 at 100.00	Baa2	1,911,685
	Virgin Islands – 0.9%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	513,745

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,331,338

875	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Ba2	804,773

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Ba2	1,212,825

2,625	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/21	1/12 at 100.00	N/R	2,625,026
6,740	Total Virgin Islands			6,487,707
	Virginia – 0.8%

85	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	12/11 at 100.00	Baa3	84,995

1,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning – Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	7/11 at 100.00	BBB	1,078,472

2,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,104,560

2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BB–	1,226,240

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,055,130
6,160	Total Virginia			5,549,397
	Washington – 2.0%

4,150	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A	4,373,436

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – NPFG Insured	9/12 at 100.00	Aa3	181,137

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 20.127%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	1,230,989

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,446,766

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$3,500	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa2	$3,351,390

3,315	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	3,371,454
14,550	Total Washington			14,955,172
	West Virginia – 0.2%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	505,180

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	975,920
1,500	Total West Virginia			1,481,100
	Wisconsin – 3.0%

1,020	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	1,054,364

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A+	2,892,121

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	2,722,875

1,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	1/12 at 100.00	A3	1,920,422

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A3	1,027,519

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	3,001,709

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009:
1,800	6.625%, 2/15/32	2/14 at 100.00	A+	1,857,833
595	6.625%, 2/15/39	2/19 at 100.00	A+	642,278

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113, 14.257%, 8/15/33 (IF)	8/13 at 100.00	BBB+	1,426,199

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	BBB+	2,296,101

3,000	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,980,349
22,630	Total Wisconsin			21,821,770
	Wyoming – 0.8%

2,250	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	2,392,649

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00	BBB	809,527
1,620	6.000%, 12/01/36	12/21 at 100.00	BBB	1,648,705

1,000	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	1,082,999
5,670	Total Wyoming			5,933,880
$705,914	Total Investments (cost $676,860,361) – 96.3%			703,659,342
	Floating Rate Obligations – (0.4)%			(3,000,000)
	Other Assets Less Liabilities – 4.1%			30,084,460
	Net Assets – 100%			$730,743,802

46	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Municipal Bonds – 101.6%

	Alabama – 2.1%

$16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project,Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	$15,506,560

15,555	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	11,153,246

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
985	5.125%, 4/01/17 – AMBAC Insured	4/16 at 100.00	B–	849,139
1,000	5.125%, 4/01/19 – AMBAC Insured	4/16 at 100.00	B–	811,530
2,000	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B–	1,545,920

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
4,205	5.250%, 1/01/12	No Opt. Call	BBB–	4,204,706
2,020	5.250%, 1/01/13	No Opt. Call	BBB–	2,019,778
5,865	5.250%, 1/01/14	No Opt. Call	BBB–	5,863,827
2,530	5.250%, 1/01/15	No Opt. Call	BBB–	2,519,475
545	5.250%, 1/01/16	1/14 at 100.00	BBB–	539,485
5,060	5.250%, 1/01/17	1/14 at 100.00	BBB–	5,008,287
3,000	5.250%, 1/01/19	1/14 at 100.00	BBB–	2,909,580
11,415	5.250%, 1/01/20	No Opt. Call	BBB–	10,956,459
1,710	5.500%, 1/01/21 – AGM Insured (4)	1/14 at 100.00	AA+	1,696,525
4,200	5.500%, 1/01/22	1/14 at 100.00	BBB–	3,992,478
3,785	5.250%, 1/01/23	1/14 at 100.00	BBB–	3,519,331
5,440	5.000%, 1/01/24	1/14 at 100.00	BBB–	5,030,314
315	4.750%, 1/01/25	1/14 at 100.00	BBB–	278,718
530	4.750%, 1/01/25 – AMBAC Insured	1/14 at 100.00	BBB–	465,398

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:
1,635	4.750%, 3/01/26	3/16 at 100.00	BBB	1,489,371
3,025	4.750%, 3/01/36	3/16 at 100.00	BBB	2,556,034

12,100	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	12,092,256

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/11 (5)	No Opt. Call	N/R	6,498
2,365	8.125%, 1/01/21 (5)	1/13 at 100.00	N/R	1,536,682
1,420	8.250%, 1/01/31 (5)	1/13 at 100.00	N/R	922,659

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (5)	No Opt. Call	N/R	1,708,869

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	1,875,240
7,045	6.000%, 8/01/35	8/15 at 100.00	N/R	6,182,622
118,390	Total Alabama			107,240,987
	Alaska – 0.2%

	Alaska Housing Finance Corporation, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3188:
1,965	19.309%, 12/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	1,965,000
4,580	19.177%, 12/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	4,840,877

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
2,000	5.000%, 6/01/32	6/14 at 100.00	B2	1,430,540
5,050	5.000%, 6/01/46	6/14 at 100.00	B2	3,201,246
13,595	Total Alaska			11,437,663

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona – 2.6%

$4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 19.095%, 7/01/27 (IF)	1/18 at 100.00	AA–	$4,907,730

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.210%, 1/01/31 (IF) (4)	1/18 at 100.00	AA–	1,981,980

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
1,540	5.250%, 7/01/26 – FGIC Insured	1/16 at 100.00	BB+	1,450,449
4,145	5.000%, 7/01/36 – FGIC Insured	1/16 at 100.00	BB+	3,297,762
1,515	5.000%, 7/01/40 – FGIC Insured	1/16 at 100.00	BB+	1,175,458

618	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	623,302

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:
700	4.700%, 12/01/28	12/15 at 100.00	BBB	616,161
345	4.750%, 12/01/29	12/15 at 100.00	BBB	303,507
1,835	4.750%, 12/01/30	12/15 at 100.00	BBB	1,594,211

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.000%, 11/01/46 (Mandatory put 11/01/15)	1/12 at 100.00	N/R	19,243,200

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	CC	5,033,683

1,615	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	6/12 at 100.00	N/R	1,553,565

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	362,674

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
105	6.375%, 11/01/13	5/12 at 100.00	N/R	106,086
790	7.250%, 11/01/23	11/16 at 100.00	N/R	774,247
1,710	7.500%, 11/01/33	11/16 at 100.00	N/R	1,613,744

5,325	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	7/15 at 100.00	Baa2	4,783,022

3,745	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	N/R	3,495,059

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	499,868

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
335	6.000%, 6/01/16	No Opt. Call	N/R	330,900
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,292,335
3,000	6.375%, 6/01/36	6/16 at 100.00	N/R	2,505,420

3,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	No Opt. Call	N/R	3,648,995

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,200	6.000%, 6/01/40	6/19 at 100.00	BBB–	1,059,156
1,250	6.100%, 6/01/45	6/19 at 100.00	BBB–	1,100,788

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	236,335
475	6.000%, 6/01/36	6/16 at 100.00	BBB–	413,625

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	$2,626,451

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 16.445%, 3/01/16 (IF) (4)	No Opt. Call	AA	3,375,852

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
2,330	6.625%, 12/01/17	No Opt. Call	N/R	2,250,990
14,060	7.000%, 12/01/27	12/17 at 102.00	N/R	13,066,942

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A	60,337
80	5.250%, 12/01/28	No Opt. Call	A	77,487
7,100	5.000%, 12/01/32 (4)	No Opt. Call	A	6,545,632
8,050	5.000%, 12/01/37 (4)	No Opt. Call	A	7,301,109

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
3,000	4.700%, 4/01/22	4/14 at 100.00	N/R	3,011,040
4,425	4.900%, 4/01/32	4/17 at 100.00	N/R	4,170,341

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BB+	1,475,237
1,035	6.125%, 9/01/34	9/14 at 100.00	BB+	888,454

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R	100,862
1,476	5.400%, 7/01/15	No Opt. Call	N/R	1,479,764
700	5.500%, 7/01/16	No Opt. Call	N/R	693,707
7,586	5.750%, 7/01/22	7/16 at 100.00	N/R	6,859,641
11,739	6.000%, 7/01/30	7/16 at 100.00	N/R	9,890,577

	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011:
3,530	7.625%, 3/01/31	3/21 at 100.00	BB+	3,668,305
1,330	7.875%, 3/01/42	3/21 at 100.00	BB+	1,385,740

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,213,370
144,694	Total Arizona			134,145,100
	California – 17.2%

2,370	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Tender Option Bond Trust 3145, 18.571%, 5/01/45 – AGM Insured (IF)	5/19 at 100.00	AA-	2,717,063

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	198,732

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
3,980	5.000%, 9/01/27	9/17 at 100.00	N/R	3,349,528
9,970	5.000%, 9/01/37	9/17 at 100.00	N/R	7,689,761

2,500	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	2,170,575

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.582%, 4/01/31 (IF)	4/17 at 100.00	AA	1,314,044
2,445	17.634%, 4/01/34 (IF)	4/18 at 100.00	AA	2,810,919

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,250	17.641%, 4/01/34 (IF)	4/18 at 100.00	AA	$1,437,150
325	17.511%, 4/01/34 (IF)	4/18 at 100.00	AA	373,282
2,185	17.641%, 4/01/39 (IF)	4/18 at 100.00	AA	2,467,652
500	17.641%, 4/01/39 (IF)	4/18 at 100.00	AA	564,680
1,075	17.582%, 4/01/47 (IF)	4/18 at 100.00	AA	1,213,568
1,250	19.630%, 4/01/43 (IF)	4/18 at 100.00	AA	1,599,050
1,250	17.829%, 4/01/47 (IF)	4/18 at 100.00	AA	1,414,400
1,000	18.138%, 4/01/47 (IF)	4/18 at 100.00	AA	1,131,520

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,079,096

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	No Opt. Call	N/R	978,270

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,420,880
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,782,075

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
830	5.600%, 9/01/25	9/15 at 102.00	N/R	826,614
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,234,716
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	2,388,875

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
930	5.350%, 9/01/28	9/15 at 102.00	N/R	869,969
1,390	5.400%, 9/01/35	9/15 at 102.00	N/R	1,257,491

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	804,042
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	1,883,672

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B:
685	5.000%, 9/01/27	9/12 at 101.00	N/R	600,896
1,000	5.050%, 9/01/37	9/12 at 101.00	N/R	818,500

2,300	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,327,163

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (5),(7)	8/17 at 102.00	N/R	1,207,211

10,000	Calfornia Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Cporporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	No Opt. Call	N/R	10,423,200

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	BBB–	4,486,440

7,460	California Health Facilities Financing Authority, Hospital Revenue Bonds, Adventist Health System West, Tender Option Bonds Trust 4699, 19.775%, 9/01/28 – NPFG Insured (IF) (4)	9/18 at 100.00	N/R	8,343,861

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
2,500	19.800%, 5/15/19 (IF)	11/21 at 100.00	Aa3	3,121,900
1,500	19.800%, 11/15/40 (IF)	11/21 at 100.00	Aa3	1,873,140
4,000	18.810%, 5/15/31 (IF)	11/21 at 100.00	Aa3	4,382,080

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952:
2,500	21.809%, 8/15/18 (IF)	No Opt. Call	AA–	3,430,100
2,000	21.809%, 8/15/18 (IF)	No Opt. Call	AA–	2,744,080

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
$2,500	21.779%, 8/15/18 (IF)	No Opt. Call	AA–	$3,430,100
2,500	21.779%, 8/15/18 (IF)	No Opt. Call	AA–	3,430,100

4,320	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.378%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	BBB	2,947,190

19,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	Baa2	17,252,043

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	2,090,218

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	10/18 at 100.00	N/R	955,840
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	946,230

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	8,804,094

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	Baa1	547,845
1,040	8.500%, 11/01/39	11/19 at 100.00	Baa1	1,151,769

	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
1,000	5.000%, 2/01/21	2/17 at 100.00	Baa2	989,720
2,500	5.250%, 2/01/27	2/17 at 100.00	Baa2	2,352,175

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.752%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	5,822,280

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	2,463,550

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,443,809

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB	4,668,368

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	8,906,828

500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Baa1	469,985

5,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	4,959,850

2,220	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,254,210

515	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	502,280

1,100	California Statewide Communitities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	1,087,130

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,095,400

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
$295	9.125%, 6/01/13	No Opt. Call	N/R	$299,573
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	892,800

2,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,099,800

590	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	1/12 at 100.00	N/R	537,042

490	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	3/12 at 100.00	N/R	438,168

1,500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	No Opt. Call	N/R	1,331,070

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	1,348,188
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,432,475

10,030	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	8,302,333

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
6,215	5.250%, 7/01/30	7/15 at 100.00	BBB	5,522,773
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	1,613,660

750	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	710,565

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	2,955,449

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	2,220,670
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,125,748
800	5.000%, 11/01/29	11/16 at 100.00	N/R	659,000

170	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	173,818

4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	3,301,459

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.319%, 11/15/32 (IF)	5/18 at 100.00	AA–	6,941,484

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.532%, 11/15/48 (IF)	5/18 at 100.00	AA–	6,580,171

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	951,501

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	898,060
4,310	5.000%, 9/01/31	3/16 at 100.00	N/R	3,662,854
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,653,860

2,355	Community Development Commission Of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 7.000%, 8/01/32	8/21 at 100.00	A–	2,571,165

4,185	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	3,345,615

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.534%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	2,898,112

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2010-3171, 17.850%, 3/01/33 – AGC Insured (IF)	8/19 at 100.00	AA–	$5,561,200

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	3/12 at 102.00	N/R	371,317

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	4,162,488

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
7,280	5.200%, 9/01/27	9/15 at 102.00	N/R	5,387,928
15,800	5.250%, 9/01/37	9/15 at 102.00	N/R	10,424,682

4,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	3,953,640

1,500	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	1,020,885

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 19.521%, 9/01/32 – AMBAC Insured (IF) (4)	1/12 at 100.00	A+	2,468,500

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006:
3,610	5.000%, 9/01/26	9/14 at 102.00	N/R	3,053,374
1,000	5.000%, 9/01/36	9/14 at 102.00	N/R	780,540

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 1999:
18,000	0.000%, 1/15/25 – NPFG Insured	1/12 at 46.25	Baa1	7,848,900
1,000	0.000%, 1/15/30 – NPFG Insured	1/12 at 34.20	Baa1	309,600
20,200	0.000%, 1/15/32 – NPFG Insured	1/12 at 30.29	Baa1	5,444,506

12,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/31 – NPFG Insured	1/12 at 32.16	Baa1	3,507,462

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2	29,916,389

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
500	17.421%, 6/01/29 – AMBAC Insured (IF) (4)	6/12 at 100.00	A2	500,040
750	17.421%, 6/01/38 – FGIC Insured (IF) (4)	6/15 at 100.00	A2	622,320
2,500	17.421%, 6/01/38 – FGIC Insured (IF) (4)	6/15 at 100.00	A2	2,074,400
2,500	17.421%, 6/01/38 – FGIC Insured (IF) (4)	6/15 at 100.00	A2	2,074,400
980	17.400%, 6/01/45 (WI/DD, Settling 11/03/11) (IF)	6/15 at 100.00	A2	732,521
1,750	17.421%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	1,307,530

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.633%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	6,109,086

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
28,685	5.000%, 6/01/33	6/17 at 100.00	BB+	20,268,247
33,340	5.750%, 6/01/47	6/17 at 100.00	BB+	24,120,823
18,250	5.125%, 6/01/47	6/17 at 100.00	BB+	11,884,400

20,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB+	12,758,200

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Refunding Bonds, Gonzalez Redevelopment Project, Series 2011, 8.000%, 12/01/44	12/21 at 100.00	BB+	1,563,505

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.304%, 1/15/19 (IF)	No Opt. Call	Aa2	2,849,475

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, Three Sixty Degrees @ South Bay, Series 2006:
$1,000	4.600%, 9/01/21	9/16 at 102.00	N/R	$819,780
2,000	5.000%, 9/01/30	9/16 at 102.00	N/R	1,494,840
2,000	5.000%, 9/01/36	9/16 at 102.00	N/R	1,405,900

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	503,802

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CCC	3,896,852
3,750	4.750%, 8/01/35 – AMBAC Insured	No Opt. Call	CCC	2,145,188

95	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	3/12 at 100.00	N/R	98,062

2,935	Imperial, California, Community Facilities District 2006-2 Savanna Ranch Special Tax Bonds, Improvement Area 1, Series 2006, 5.000%, 9/01/37	3/12 at 100.00	N/R	2,451,107

2,500	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A, 6.450%, 5/15/44	5/14 at 100.00	N/R	2,508,825

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,255,789

1,010	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB+	906,778

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	1,703,673
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	3,085,092

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
630	5.050%, 9/01/26	9/16 at 100.00	N/R	551,993
1,830	5.125%, 9/01/36	9/16 at 100.00	N/R	1,483,380

1,500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 34 Eastvale Area , Series 2010A, 6.500%, 9/01/40	9/20 at 100.00	N/R	1,528,050

5,240	King Comunity Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34	No Opt. Call	BBB	5,543,082

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,505,300

1,345	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2009B, 6.875%, 9/01/38	9/13 at 100.00	N/R	1,358,732

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,142,424

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	2,642,820
6,750	5.150%, 9/01/36	9/14 at 100.00	N/R	5,491,733

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1,Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	1,072,214
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	1,068,641

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	839,075
4,660	5.250%, 9/01/37	9/14 at 100.00	N/R	4,007,647

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
$980	5.200%, 9/01/26	9/12 at 102.00	N/R	$919,171
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	985,776

8,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	7,565,085

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	2,009,540

2,000	Lancaster Redevelopment Agency, California, Combined Project Areas Housing Programs, Tax Allocation Bonds, Series 2009, 6.875%, 8/01/34	8/19 at 100.00	BBB+	2,046,040

1,155	Lancaster Redevelopment Agency, California, Combined Redevelopment Project Areas, Housing Programs, Subordinate Tax Allocation Refunding Bonds, Series 2003, 4.750%, 8/01/33 – NPFG Insured	8/15 at 102.00	BBB+	923,561

1,180	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,159,480

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,589,272

1,335	Lemoore Redevelopment Agency, Kings County, California, Lemorre Redevelopment Project Tax Allocation Bonds, Series 2011, 7.250%, 8/01/31	8/16 at 100.00	A–	1,439,998

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	509,802

2,050	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,957,668

6,640	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	No Opt. Call	N/R	5,525,343

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2010-27B:
1,875	18.389%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	2,309,925
4,550	18.389%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	5,538,624

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2011-27B:
3,565	18.376%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	4,339,033
5,000	18.389%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	6,086,400

585	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	539,189

2,500	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	2,304,225

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.921%, 6/01/34 (IF) (4)	6/19 at 100.00	AA+	3,842,300

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,099,890

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Series 2011A:
1,185	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,309,141
2,650	7.250%, 8/01/31	No Opt. Call	BBB+	2,916,166
8,010	7.500%, 8/01/41	8/21 at 100.00	BBB+	8,817,728

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	9/15 at 100.00	N/R	579,763

5	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	4,437

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
$1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	$871,868
1,245	5.300%, 9/01/36	9/12 at 103.00	N/R	761,143

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26	5/21 at 100.00	A–	1,636,958
1,075	6.900%, 5/01/36	5/21 at 100.00	A–	1,170,686

220	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	205,121

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	549,656

	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	829,331
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	996,347

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A:
3,700	7.000%, 11/01/34	No Opt. Call	A	4,397,894
20,050	6.500%, 11/01/39 (4)	No Opt. Call	A	22,616,200

2,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	2,733,826

1,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	1,353,588

825	Multifamily Housing Revenue Bond Pass-Through Certificates, California, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	6/12 at 100.00	N/R	825,025

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	329,796
550	5.450%, 9/01/38	9/16 at 100.00	N/R	462,215

1,300	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/12 at 100.00	N/R	1,179,607

	Palm Desert, California, Community Facilities District 2005-1, University Park Special Tax Bonds, Series 2006:
4,000	5.450%, 9/01/32	9/16 at 100.00	N/R	3,183,200
6,150	5.500%, 9/01/36	9/16 at 100.00	N/R	4,812,806

9,000	Palm Desert, California, Community Facilities District 2005-1, University Park Special Tax Bonds, Series 2007, 5.200%, 9/01/37	3/12 at 100.00	N/R	6,683,580

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,230	7.000%, 4/01/25	No Opt. Call	BB	1,202,768
1,605	7.500%, 4/01/35	No Opt. Call	BB	1,587,409

	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A:
1,000	5.350%, 9/01/30	9/15 at 101.00	N/R	909,120
2,855	5.400%, 9/01/35	9/15 at 101.00	N/R	2,546,974

4,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	4,368,597

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	16,438,878

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	2,162,610

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.801%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	AA	2,054,800

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
$7,000	16.738%, 8/01/37 – NPFG Insured (IF) (4)	8/17 at 100.00	AA	$3,852,750
3,750	16.738%, 8/01/37 – NPFG Insured (IF) (4)	8/17 at 100.00	AA	7,191,800

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.482%, 8/01/37 – AGM Insured (IF)	8/17 at 100.00	AA–	5,525,800

560	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/12 at 101.00	N/R	492,906

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,150,590
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,158,992

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,355,100
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	924,158

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,216,693

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,169,180

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–	1,103,982

1,000	Rancho Cardova, California, Special Tax Bonds, Sunridge Anatolia Area Community Facilities District 2003-1, Series 2005, 5.500%, 9/01/37	9/13 at 102.00	N/R	882,330

3,500	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	3,349,010

4,000	Rancho Cucamonga, California, Community Facilities District 2004-01 Special Tax Bonds, Rancho Etiwanda Estates, Series 2006, 5.375%, 9/01/36	3/12 at 100.00	N/R	3,283,640

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	809,813
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,516,464

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa1	886,850
1,750	5.000%, 12/15/33	12/12 at 100.00	Baa1	1,460,253

2,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	2,004,420

1,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	839,320

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	No Opt. Call	A–	1,102,360

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.498%, 9/01/25 – AGC Insured (IF)	8/15 at 100.00	AA–	3,289,506

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	1,761,860
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,213,965

	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005:
1,765	5.250%, 9/01/25	9/15 at 100.00	N/R	1,665,366
4,800	5.200%, 9/01/36	9/15 at 100.00	N/R	4,146,480

2,370	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006, 5.200%, 9/01/26	9/16 at 100.00	N/R	2,198,459

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,145	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	$5,377,981

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	6,164,588

	Sacramento City Financing Authority, California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
2,500	17.884%, 12/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	Aa3	2,786,000
3,000	17.884%, 12/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	Aa3	3,343,200
6,830	18.465%, 12/01/33 – AMBAC Insured (IF) (4)	No Opt. Call	Aa3	7,060,581

8,925	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	7,835,347

1,000	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa1	979,910

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	4,300,480
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	17,071,961

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.608%, 2/01/33 (IF)	8/19 at 100.00	AA	4,003,810

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 41.62	N/R	359,769
3,020	0.000%, 8/01/34	8/15 at 32.64	N/R	580,746

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	777,465

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
37,500	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	Baa1	12,755,625
65,635	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	Baa1	20,296,311
1,000	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	Baa1	282,640
14,880	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	Baa1	3,840,379
19,200	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1	3,839,424
21,380	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	3,278,409

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923:
470	17.660%, 9/01/30 – AMBAC Insured (IF) (4)	3/17 at 100.00	AA –	495,630
1,500	17.751%, 9/01/31 – AMBAC Insured (IF) (4)	3/17 at 100.00	AA –	1,582,260

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.734%, 9/01/38 – NPFG Insured (IF)	9/17 at 100.00	AA+	4,536,812

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA–	1,430,858

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	1,003,413
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	843,066
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	1,801,155

5,995	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	1/12 at 100.00	N/R	5,043,054

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	3,505,255

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	1,959,650

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	538,272

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BBB	$2,148,520

	Stockton, California, Community Facilties District 2006-3, Northbrook Woodside Improvement Area 1 Special Tax Bonds, Series 2007:
1,935	6.125%, 9/01/31	No Opt. Call	N/R	1,803,633
2,930	6.250%, 9/01/37	9/14 at 103.00	N/R	2,796,363

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	6,769,425

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
9,685	5.375%, 6/01/38	6/15 at 100.00	BB	6,625,799
500	5.500%, 6/01/45	6/15 at 100.00	BB–	322,855

1,180	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	1,042,223

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,279,043

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	808,465
3,460	7.650%, 9/01/42	9/21 at 100.00	BBB+	3,690,920

2,415	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	2,390,005

3,948	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	3,651,939

600	West Hollywood Community Development Commission, California, East Side Redevelopment Project Series 2011 Tax Allocation Bonds Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	BBB	642,564

1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	1,071,060

2,620	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	2,842,962

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	1,049,246
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,272,500

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	6,321,750

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,344,835

2,325	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/12 at 100.00	N/R	2,299,890

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	610,890
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	2,062,208

	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A:
1,775	5.750%, 11/01/36	11/21 at 100.00	A	1,810,837
3,885	5.875%, 11/01/41	11/21 at 100.00	A	3,979,406
1,200	5.875%, 11/01/45	11/21 at 100.00	A	1,224,552

700	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	610,002

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	3,605,757

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
$2,575	5.000%, 9/01/23	3/15 at 100.00	N/R		$2,153,989
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R		5,258,174
1,166,273	Total California				877,265,229
	Colorado – 7.3%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R		2,583,990
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R		4,201,403

6,825	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R		7,115,882

1,750	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		1,275,505

19,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R		14,537,838

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R		3,294,305

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB		3,490,262
14,495	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB		12,749,802

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R		1,660,947

1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R		1,024,450

	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A:
125	5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R		101,505
5,795	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		4,363,867

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
535	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	N/R		350,484
1,410	4.750%, 12/01/37 – RAAI Insured, DD1	12/17 at 100.00	N/R		906,757

1,500	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23	12/13 at 100.00	N/R		1,501,770

5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39	12/19 at 100.00	N/R		5,937,446

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		921,932

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R	(8)	5,620

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
685	6.000%, 12/01/25	12/15 at 100.00	N/R		582,757
1,428	6.125%, 12/01/35	12/15 at 100.00	N/R		1,127,377

6,525	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		6,537,920

1,150	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		831,220

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		2,715,989

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R		$418,230

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
275	6.750%, 3/01/14	No Opt. Call	N/R		278,506
730	7.250%, 3/01/24	3/14 at 100.00	N/R		709,385
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R		1,449,408

425	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003, 7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AA+	(8)	427,508

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R		4,109,169

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,585	5.500%, 2/15/26	2/16 at 101.00	N/R		2,196,500
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R		1,860,948

1,860	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R		1,673,851

765	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–		653,930

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R		3,111,177

1,940	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R		1,771,162

2,920	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R		2,655,740

2,355	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	No Opt. Call	N/R		2,072,612

1,000	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–		1,039,490

27,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R		22,543,380

2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	No Opt. Call	N/R		2,998,393

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702:
3,500	17.850%, 1/01/18 (IF) (4)	No Opt. Call	AA		3,757,460
1,000	18.840%, 1/01/18 (IF) (4)	No Opt. Call	AA		1,140,640
1,250	18.840%, 1/01/18 (IF) (4)	No Opt. Call	AA		1,425,800

1,510	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		1,474,711

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
57	0.000%, 4/21/14 (Alternative Minimum Tax) (6), (7)	No Opt. Call	N/R		67,877
258	0.000%, 4/21/14 (Alternative Minimum Tax) (6), (7)	No Opt. Call	N/R		25,800
1,310	6.200%, 4/01/16 (Alternative Minimum Tax) (5), (6), (7)	No Opt. Call	N/R		539,720

2,630	Colorado Housing Finance Authority, Multifamily Housing Revenue Senior Bonds, Reserve at Northglenn Project, Series 2000-A1, Pass Through Certificates, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	1/12 at 100.00	N/R		2,537,792

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
$1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	$1,001,169
3,400	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	3,053,880
8,700	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	7,169,061

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
6,910	5.400%, 12/01/27	12/17 at 100.00	N/R	5,405,486
9,465	5.450%, 12/01/34	12/17 at 100.00	N/R	6,937,561

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
3,000	5.850%, 12/01/26	12/16 at 100.00	N/R	2,326,680
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	2,814,974

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,347,836

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,938,826

1,500	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A, 5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	1,334,640

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006:
2,385	5.125%, 12/01/24 (WI/DD, Settling 11/01/11) – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,302,241
2,495	5.000%, 12/01/35 – SYNCORA GTY Insured	No Opt. Call	BBB–	2,156,429
500	4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	414,255

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,295	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	Baa1	3,218,885
45,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	Baa1	13,718,284
8,545	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1	2,060,627

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
10,000	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Baa1	3,295,000
19,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa1	4,125,867

3,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	Baa1	1,055,910

665	Eagle Ranch Metropolitan District, Eagle County, Colorado, General Obligation Refunding Bonds, Series 2011, 5.500%, 12/01/28	12/21 at 100.00	BBB+	688,654

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
250	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	207,635
165	5.200%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	127,918
15,140	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	10,848,264

3,609	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,683,147

3,417	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R	2,787,315

4,467	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	3,607,058

1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26	12/16 at 100.00	N/R	1,434,763

5,570	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	5,679,506

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	773,063

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$5,075	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R		$4,728,022

6,960	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R		4,915,430

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		658,705

729	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		536,500

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R		977,660
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R		1,578,926

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	No Opt. Call	N/R		3,466,140

2,282	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		2,083,352

1,628	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		1,266,844

735	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(8)	855,430

2,695	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		2,071,161

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.500%, 12/01/27	12/16 at 100.00	N/R		786,570
2,300	5.625%, 12/01/37	12/16 at 100.00	N/R		1,683,692

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		2,626,300

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		1,523,420

2,158	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R		1,913,736

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
5,175	5.250%, 12/15/21	12/16 at 100.00	N/R		4,650,514
10,930	5.400%, 12/15/31	12/16 at 100.00	N/R		8,854,830

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
630	6.250%, 11/15/28	No Opt. Call	A		661,361
20,555	6.500%, 11/15/38 (4)	No Opt. Call	A		22,388,712

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
4,000	6.500%, 1/15/30	7/20 at 100.00	Baa3		4,284,800
2,500	6.000%, 1/15/34	7/20 at 100.00	Baa3		2,562,725

3,000	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	No Opt. Call	N/R		2,590,710

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		1,560,931

1,240	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	9/14 at 100.00	N/R		1,226,410

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,314,259

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007:
$1,500	4.625%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	$1,287,645
1,030	5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	818,510

2,295	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010, 7.375%, 12/01/35	12/20 at 100.00	N/R	2,355,037

1,335	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	979,289

2,550	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,622,140

1,040	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	998,712

6,455	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,376,507

9,841	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 7.000%, 12/01/33	12/14 at 100.00	N/R	9,510,058

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,015,786

9,500	Valagua Metropolitan District, Eagle County, Coloardo, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	7,834,460

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
2,303	6.000%, 12/01/25	12/15 at 100.00	N/R	1,959,254
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	3,861,886
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	6,730,780

2,100	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	2,010,582

1,300	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39	12/18 at 100.00	N/R	1,309,074

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	426,445
893	6.375%, 12/01/35	12/15 at 100.00	N/R	708,846
485,595	Total Colorado			370,845,302
	Connecticut – 1.4%

12,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	12,837,510

235	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/15 (Alternative Minimum Tax)	1/12 at 100.00	BBB	235,585

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,250	7.625%, 1/01/30	1/20 at 100.00	N/R	1,310,450
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,715,906

37,720	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	40,116,729

	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Lien Series 1997B:
2,500	5.700%, 9/01/12	No Opt. Call	N/R	927,500
3,000	5.750%, 9/01/18	No Opt. Call	N/R	1,114,710
3,000	5.750%, 9/01/27	No Opt. Call	N/R	1,105,350

8,250	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	N/R	3,034,268

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A:
$2,000	6.500%, 9/01/31	12/17 at 100.00	N/R	$736,420
8,170	5.750%, 9/01/34	11/17 at 100.00	N/R	3,005,906

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	4,999,600
86,945	Total Connecticut			73,139,934
	Delaware – 0.1%

2,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,845,040

1,250	Kent County, Delaware, Revenue Bonds, Charter School, Inc. Project, Refunding Series 2011, 7.375%, 5/01/37	5/21 at 100.00	BBB–	1,282,825

1,430	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,473,858
4,680	Total Delaware			4,601,723
	District of Columbia – 0.7%

3,500	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	11/11 at 101.00	Baa1	3,451,910

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
1,230	18.953%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	1,389,728
2,450	19.018%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	2,769,309

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,103,362

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,658,868
2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	2,806,582

175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	152,737

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006:
2,500	23.363%, 10/01/37 (IF) (4)	4/21 at 100.00	A–	3,117,300
1,250	23.363%, 10/01/41 (IF) (4)	4/21 at 100.00	A–	1,528,750
1,750	23.363%, 10/01/41 (IF) (4)	4/21 at 100.00	A–	2,140,250

	District of Columbia, Revenue Bonds, National Public Radio, Tender Option Bond Trust 3163:
3,000	17.860%, 4/01/33 (IF)	4/15 at 100.00	AA–	3,162,960
2,375	17.860%, 4/01/33 (IF)	4/15 at 100.00	AA–	2,504,010

5,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Tender Option Bond Trust 11798, 17.615%, 4/01/31 – FGIC Insured (Alternative Minimum Tax) (IF)	10/16 at 100.00	AA–	5,229,200

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA–	503,944
1,300	0.000%, 10/01/35 – AGC Insured	No Opt. Call	AA–	314,327
33,310	Total District of Columbia			33,833,237
	Florida – 12.9%

	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
5,000	8.000%, 11/15/31 (WI/DD, Settling 11/03/11)	11/21 at 100.00	N/R	4,975,050
10,000	8.125%, 11/15/41 (WI/DD, Settling 11/03/11)	11/21 at 100.00	N/R	9,986,000

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,115	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	$3,305,785

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,102,899

2,545	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (7)	5/15 at 101.00	N/R	1,415,834

21,085	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	16,559,737

1,940	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,156,647

15,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35 (5)	5/15 at 101.00	N/R	12,981,948

19,380	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37 (5)	5/16 at 100.00	N/R	9,703,760

1,735	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,475,340

13,940	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	14,057,235

9,870	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	9,214,829

7,675	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	7,357,792

1,985	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	2,023,271

3,740	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,785,103

2,010	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,783,172

2,860	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,199,740

5,860	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	4,653,074

1,750	Boyton Beach, Florida, Clipper Cove Apartments Multifamily Housing Mortgage Revenue Bonds, Refunding Series 2002, 5.750%, 1/01/28 – ACA Insured	1/13 at 100.00	BB	1,438,658

9,155	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pembroke Gardens, Series 1999, 6.150%, 6/01/39 (Mandatory put 6/01/29) (Alternative Minimum Tax)	1/12 at 100.00	N/R	8,162,323

2,500	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	2,306,175

1,450	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,399,801

3,100	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,171,581

3,000	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37	5/17 at 100.00	N/R	2,784,060

3,780	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	3,420,484

1,470	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	1,511,645

3,320	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,597,634

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,915	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	$2,876,464

1,760	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/11 at 100.00	N/R	1,705,106

475	Duval County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Eagles Pointe North, Series 1997A, 5.700%, 7/01/27 – NPFG Insured	1/12 at 100.00	Baa1	450,908

5,250	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	4,555,845

3,375	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,460,206

6,820	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	6,955,786

4,720	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33	5/13 at 101.00	N/R	4,555,650

1,795	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	1,554,829

635	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	535,356

4,950	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	4,457,723

1,980	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,547,370

	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1:
1,350	6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	2/12 at 100.00	N/R	1,350,675
3,385	7.000%, 2/01/35 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	3,386,320

4,300	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,407,285

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/13 at 101.00	N/R	2,576,878

1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	922,240

7,105	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	7,196,512

5,370	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	5,191,394

4,280	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,557,622

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.187%, 5/15/15 (IF)	No Opt. Call	AA–	5,485,641

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 18.294%, 5/15/15 (IF)	No Opt. Call	AA–	3,273,417

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 18.810%, 5/15/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	2,131,050

2,600	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	2,110,394

7,255	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R	6,767,246

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 1004:
$5,810	18.273%, 11/01/32 (IF) (4)	11/17 at 100.00	A	$5,815,752
2,865	18.277%, 11/01/38 (IF) (4)	11/17 at 100.00	A	2,503,695

11,095	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007, 6.250%, 9/01/27	9/17 at 100.00	N/R	11,177,214

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 3918, 17.925%, 4/01/35 (IF) (4)	10/21 at 100.00	Aa2	3,080,699

3,540	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	3,428,384

10,855	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	8,588,910

1,125	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	639,236

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A:
2,820	6.100%, 5/01/23	5/14 at 101.00	N/R	2,781,140
4,375	6.250%, 5/01/34	5/14 at 101.00	N/R	4,236,619

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38 (5)	5/17 at 100.00	N/R	276,959

2,390	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13 (5)	No Opt. Call	N/R	980,641

1,880	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,889,513

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
10,435	5.250%, 6/15/27	6/17 at 100.00	BB+	8,964,395
20,120	5.375%, 6/15/37	6/17 at 100.00	BB+	16,289,353

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
7,460	9.000%, 12/01/30	12/18 at 104.00	N/R	7,325,944
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	15,193,458

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB) (4)	4/17 at 100.00	A	6,667,536
23,920	5.000%, 4/01/37 (UB) (4)	4/17 at 100.00	A	22,683,575

326	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	246,009

10,625	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	9,731,013

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (5)	No Opt. Call	N/R	1,915,518

8,525	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+	8,551,598

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+	310,967

2,000	Mediterra North Community Development District, Bonita Springs, Lee County, Florida, Capital Improvement Revenue Bonds, Series 2001A, 6.800%, 5/01/31	5/12 at 100.00	N/R	2,005,520

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 1009, 18.988%, 10/01/41 (IF) (4)	10/20 at 100.00	A2	3,224,477

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 18.100%, 4/01/32– AGC Insured (Alternative Minimum Tax) (IF) (4)	10/18 at 100.00	AA–	$3,489,360

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 3271, 20.882%, 6/01/17 – AGM Insured (IF)	6/19 at 100.00	AA–	3,655,644

10,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997B, 0.000%, 10/01/33 – NPFG Insured	4/16 at 37.65	A+	2,484,900

17,335	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2005A, 0.000%, 10/01/40 – NPFG Insured	10/15 at 27.31	A+	2,491,560

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
3,750	17.705%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	4,368,000
2,065	17.685%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	2,404,899

	Mid-Bay Bridge Authority, Florida, Springing Lien Revenue Bonds, Series 2011:
1,500	7.705%, 10/01/34	No Opt. Call	BBB–	1,587,915
12,350	7.684%, 10/01/40	10/21 at 100.00	BBB–	12,963,054

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A:
345	6.000%, 5/01/24	5/14 at 100.00	N/R	345,631
14,250	6.250%, 5/01/37	5/14 at 100.00	N/R	14,124,458

7,810	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	7,842,021

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,188,076

3,570	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	2,751,863

1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (5), (7)	5/17 at 100.00	N/R	633,651

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (5), (7)	No Opt. Call	N/R	1,162,111

1,955	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,690,215

1,040	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	957,154

5,995	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	4,873,515

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
595	5.500%, 12/01/21	12/11 at 101.00	BBB–	592,239
2,200	5.625%, 12/01/31	12/11 at 101.00	BBB–	2,092,002

5,665	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	4,391,451

2,150	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,208,179

15,470	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	11,087,968

2,785	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,778,752

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	512,233

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
$4,000	5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	Baa1	$3,939,960
11,500	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	10,887,740

2,680	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,479,804

4,625	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,797,125

5,050	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R	3,518,941

1,965	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36 (5)	No Opt. Call	N/R	964,186

645	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 11/01/13 (5)	No Opt. Call	N/R	363,890

2,140	Saint Lucie West Services District, Florida, Utility Revenue Bonds, Series 2004, 5.250%, 10/01/34 – NPFG Insured	10/14 at 101.00	Baa1	2,135,656

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:
4,550	5.625%, 7/01/27	7/17 at 100.00	N/R	3,891,160
2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	1,834,307
2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	2,075,330

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
2,000	5.750%, 10/01/22	10/17 at 100.00	BBB–	1,991,880
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB–	2,850,810
20,150	5.250%, 10/01/27	10/17 at 100.00	BBB–	18,514,425

8,735	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	5,710,506

2,255	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,288,712

8,850	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.349%, 8/15/28 (IF)	8/17 at 100.00	AA	8,235,810

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	17.086%, 8/15/23 (IF)	8/17 at 100.00	AA	840,150
6,250	15.603%, 8/15/42 (IF)	8/17 at 100.00	AA	6,098,500

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
2,130	15.437%, 8/15/15 (IF) (4)	8/17 at 100.00	AA	2,481,471
3,835	15.454%, 8/15/15 (IF) (4)	8/17 at 100.00	AA	4,370,289

1,285	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	5/13 at 100.00	N/R	1,032,459

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	1,976,942
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	6,623,285

985	Stoenbrier Community Development District, Hillsborough County Florida,, Special Assessment Bonds, Series 2006, 5.500%, 5/01/37	5/16 at 100.00	N/R	851,099

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
555	6.750%, 11/01/27	11/18 at 100.00	N/R	562,082
2,730	7.850%, 11/01/41	11/18 at 100.00	N/R	2,818,698

43,150	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	33,518,920

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
$1,000	6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	$675,120
2,150	6.550%, 5/01/27 (5)	5/18 at 100.00	N/R	1,452,304
7,655	5.250%, 5/01/39 (5)	No Opt. Call	N/R	4,812,163
20,615	6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	12,846,856

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (5), (7)	5/16 at 100.00	N/R	6,755,910

3,200	Venetian Community Development District, Sarasota County, FLorida, Capital Improvement Revenue Bonds ,Series 2002A, 6.750%, 5/01/34	5/12 at 102.00	N/R	3,181,696

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/12 (5), (7)	No Opt. Call	N/R	766,551
1,000	5.350%, 5/01/17 (5), (7)	No Opt. Call	N/R	504,310
1,500	5.550%, 5/01/39 (5), (7)	5/17 at 100.00	N/R	756,435

3,070	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,651,682

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
10,370	6.000%, 5/01/23	5/13 at 101.00	N/R	9,864,463
27,845	6.125%, 5/01/35	5/13 at 101.00	N/R	25,352,594
782,256	Total Florida			660,000,691
	Georgia – 1.6%

6,225	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	6,590,906

3,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	3,158,790

500	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	441,160

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22	1/12 at 100.00	BB	791,397
95	5.375%, 12/01/28	12/11 at 100.00	BB	80,141

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	CCC+	12,169,500

12,830	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	CCC+	13,805,208

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BBB–	3,534,358
3,310	5.000%, 12/01/26	12/14 at 100.00	BBB–	3,162,904

	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010:
5,300	7.625%, 12/01/30	12/20 at 100.00	N/R	5,414,215
5,200	8.000%, 12/01/40	12/20 at 100.00	N/R	5,327,296
3,500	8.125%, 12/01/45	12/20 at 100.00	N/R	3,584,770

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
3,500	5.000%, 7/01/27	7/17 at 100.00	N/R	2,674,420
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	5,584,880
20,900	5.125%, 7/01/42	7/17 at 100.00	N/R	14,250,665

1,380	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,395,221

200	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 6.125%, 2/15/34	2/14 at 100.00	N/R	180,410

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$750	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/17	No Opt. Call	A	$768,728
89,570	Total Georgia			82,914,969
	Guam – 0.5%

6,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.875%, 12/01/40	12/20 at 100.00	B	6,126,120

18,380	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	No Opt. Call	B+	19,092,041
24,380	Total Guam			25,218,161
	Hawaii – 0.2%

4,165	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,529,504

8,425	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	1/12 at 100.00	B	7,267,742

955	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 6/01/20 (Alternative Minimum Tax)	1/12 at 100.00	B	954,857
13,545	Total Hawaii			11,752,103
	Idaho – 0.1%

3,920	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,138,971

1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	945,490

5,755	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26 (5), (7)	12/16 at 100.00	N/R	1,430,060
10,675	Total Idaho			6,514,521
	Illinois – 9.2%

250	Bolingbrook, DuPage & Will Counties, Illinois, Special Tax Revenue Bonds, Special Service Areas 2001-1, 2001-2, 2001-3, and 2002-1, Refunding Series 2007, 4.500%, 3/01/32 – NPFG Insured	4/21 at 100.00	Baa1	204,488

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	5,257,381

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,342,240

3,825	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	3,287,014

3,010	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	2,740,635

933	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	873,344

9,000	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 8.500%, 6/15/23	12/12 at 100.00	N/R	9,000,810

6,295	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	1/12 at 100.00	N/R	6,292,860

8,325	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30 (5)	12/12 at 100.00	Caa2	4,678,900

725	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/12 at 100.00	N/R	726,269

11,850	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	12,278,733

Nuveen Investments	73

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,483	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	$2,054,906

355	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Capital Appreciation Series 2011B, 0.000%, 10/01/31	1/12 at 31.17	N/R	86,776

677	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2011A, 6.000%, 10/01/42	5/14 at 102.00	N/R	632,934

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,865	7.750%, 7/01/30	7/21 at 100.00	N/R	8,016,165
1,545	8.000%, 7/01/35	7/21 at 100.00	N/R	1,575,946
2,000	8.250%, 7/01/41	7/21 at 100.00	N/R	2,038,240

5,000	Gilberts, Illinois, Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16 (5)	No Opt. Call	N/R	2,255,550

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,498,275

3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	3,598,725

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BB+	794,456

2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	N/R	2,003,960

2,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	2,015,080

8,940	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	9,247,804

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	Baa2	208,904

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
1,400	7.750%, 5/15/30	5/20 at 100.00	N/R	1,410,332
10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	10,178,400
10,625	8.000%, 5/15/46	5/20 at 100.00	N/R	10,814,550

4,870	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	3,970,560

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2008-1098:
1,500	18.206%, 8/15/15 – AGC Insured (IF) (4)	No Opt. Call	AA–	1,635,240
1,625	17.744%, 2/15/39 – AGC Insured (IF) (4)	8/18 at 100.00	AA–	1,682,460
2,495	17.744%, 8/15/47 – AGC Insured (IF) (4)	8/18 at 100.00	AA–	2,583,223
550	18.231%, 8/15/47 – AGC Insured (IF) (4)	8/18 at 100.00	AA–	569,355
625	18.310%, 8/15/47 – AGC Insured (IF) (4)	8/18 at 100.00	AA–	647,100

975	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	766,136

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
6,670	5.000%, 4/01/31	4/16 at 100.00	Baa3	5,050,858
9,250	5.000%, 4/01/36	4/16 at 100.00	Baa3	6,709,303

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	5,845,800

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
3,825	5.000%, 8/15/26	8/16 at 100.00	N/R	3,340,717
7,060	5.100%, 8/15/31	8/16 at 100.00	N/R	5,916,421

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$15,645	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46 (7)	10/16 at 100.00	N/R	$10,028,758

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
410	5.250%, 5/15/15	No Opt. Call	N/R	410,775
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,642,509
6,750	5.750%, 5/15/38	5/17 at 100.00	N/R	5,854,613
350	5.400%, 5/15/38	5/12 at 100.00	N/R	288,082

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 3764, 17.850%, 5/01/26 (IF) (4)	5/20 at 100.00	AA	3,531,250

34,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	36,097,695

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
625	19.675%, 2/15/31 (IF)	8/19 at 100.00	AA–	738,250
490	19.675%, 2/15/19 (IF)	No Opt. Call	AA–	602,994

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (UB) (4)	11/17 at 100.00	A	1,919,703

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
1,125	19.703%, 11/15/33 (IF) (4)	11/17 at 100.00	A	1,201,545
4,880	20.709%, 5/15/39 (IF) (4)	5/20 at 100.00	A	5,557,344
1,750	20.714%, 5/15/39 (IF) (4)	5/20 at 100.00	A	1,992,970
4,385	20.734%, 5/15/39 (IF) (4)	5/20 at 100.00	A	4,993,813

14,545	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	12,525,863

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,131,068

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	9,027,491

10,685	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	9,954,894

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB) (4)	11/18 at 100.00	A2	9,951,684

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB) (4)	11/18 at 100.00	A2	2,697,083

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB) (4)	5/19 at 100.00	A2	5,924,237

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 1017:
300	22.347%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	385,500
250	23.337%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	317,430
315	23.156%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	399,285
815	23.267%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	1,034,145
1,065	23.283%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	1,351,570
3,067	23.324%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	3,893,741

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
650	6.875%, 8/15/38	8/19 at 100.00	BBB	679,965
23,000	7.000%, 8/15/44	8/19 at 100.00	BBB	24,163,570

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
665	21.392%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	795,473
1,030	21.509%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	1,233,240

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.675%, 2/15/31 (IF)	8/19 at 100.00	AA–	2,699,042

Nuveen Investments	75

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

		Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 3907:
$3,025		19.770%, 2/15/19 (IF) (4)	No Opt. Call	AA–	$3,675,980
4,250		19.770%, 2/15/35 (IF) (4)	2/21 at 100.00	AA–	5,164,600

3,470		Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	Baa3	3,367,253

2,600		Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R	2,429,622

2,310		Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 3721, 18.167%, 8/01/16 (IF) (4)	No Opt. Call	AA	2,289,302

22,010		Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (4)	4/16 at 100.00	AA+	21,420,572

24,350		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	16,375,132

		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
5,260		5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	B–	3,595,683
3,000		5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	1,826,970
10,915		5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	B–	7,601,752

12,431		Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (5)	7/18 at 100.00	N/R	2,946,021

9,300		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220, 18.746%, 6/15/42 (IF)	6/20 at 100.00	AAA	9,387,420

3,293		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	3,297,940

4,775		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	3,737,536

5,725		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	5,164,408

5,878		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	5,725,348

5,856		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	5,355,722

2,158		Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	2,134,629

4,291		Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	4,191,492

3,665		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	2,838,359

—	(9)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	175

2,800		Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	1/12 at 100.00	N/R	2,261,812

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,935		6.950%, 1/01/21	1/18 at 100.00	N/R	2,889,830
2,000		6.950%, 1/01/25	1/18 at 100.00	N/R	1,931,320

3,805		Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,855,530

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,210	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	$3,252,629

3,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,060,900

1,750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,822,485

7,784	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	6,111,763

2,343	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,893,214

830	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	730,508

3,215	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	3,009,144

3,592	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	3,602,237

2,385	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,518,601

7,340	Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	6,783,334

3,646	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	2,853,104
516,762	Total Illinois			468,958,759
	Indiana – 2.6%

1,695	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	A–	1,803,158

1,260	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	1,296,464

5,520	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B–	4,046,933

835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29	1/12 at 100.00	B–	673,094

5,100	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.125%, 8/01/29	8/16 at 100.00	Baa3	4,734,483

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.993%, 4/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	AA	2,027,436

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 18.330%, 4/15/17 (IF)	No Opt. Call	Aa3	5,311,200

2,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	2,443,488

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,460	18.824%, 6/01/17 (IF) (4)	No Opt. Call	AA	1,667,539
1,250	18.945%, 6/01/17 (IF) (4)	No Opt. Call	AA	1,427,850
3,085	18.971%, 6/01/17 (IF) (4)	No Opt. Call	AA	3,523,749
5,000	15.730%, 12/01/32 (IF) (4)	12/19 at 100.00	AA	5,711,400
330	18.945%, 12/01/32 (IF) (4)	12/19 at 100.00	AA	376,952

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301:
1,500	17.696%, 5/15/31 (IF) (4)	11/16 at 100.00	AA+	1,602,660
2,750	18.081%, 5/15/31 (IF) (4)	11/16 at 100.00	AA+	2,938,210

Nuveen Investments	77

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB+	$2,042,800

1,450	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	1,427,482

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA–	10,780,700

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.315%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	406,807
2,500	19.315%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	3,280,700
6,250	19.315%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	8,201,750
4,995	20.290%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	6,745,048

10	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)	1/12 at 100.00	Baa3	10,007

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,525,572

3,643	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35 (5)	3/15 at 102.00	N/R	1,641,572

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (5)	2/15 at 100.00	N/R	525,586
2,500	5.375%, 2/15/34 (5)	2/15 at 100.00	N/R	428,700

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,950,577

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	1/12 at 100.00	N/R	224,837

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	5,343,300
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	5,402,100

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	1,816,540
15,000	5.750%, 9/01/42	9/17 at 100.00	N/R	13,618,950
29,500	5.800%, 9/01/47	9/17 at 100.00	N/R	26,875,385
134,688	Total Indiana			131,833,029
	Iowa – 0.5%

12,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	10,317,840

5,665	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,489,896

11,425	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	8,277,870

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	1,910,587
31,340	Total Iowa			25,996,193
	Kansas – 0.3%

5,495	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	4,710,699

1,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	805,810

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (5)	No Opt. Call	N/R	632,570
4,780	5.000%, 3/01/26 (5)	3/16 at 100.00	N/R	2,333,453

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (5)	12/16 at 100.00	N/R	$1,286,832

2,470	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax) (5), (7)	6/13 at 100.00	N/R	186,732

2,700	Wyandotte County-Kansas City Unified Government, Kansas, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 6.000%, 6/01/25	3/12 at 101.00	C	2,701,647
20,235	Total Kansas			12,657,743
	Kentucky – 0.4%

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	Baa2	8,375,840

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	1,064,970

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,032,250

5,215	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–	5,377,969

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,088,625
17,405	Total Kentucky			17,939,654
	Louisiana – 1.4%

1,940	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16 (5), (7)	1/12 at 100.00	N/R	874,765

13,220	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17 (5), (7)	1/12 at 100.00	N/R	5,961,030

1,395	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17 (5), (7)	1/12 at 100.00	N/R	629,019

10,290	Carter Plantation Land LLC, Louisiana, 9.000%, 7/01/17 (5), (7)	2/12 at 100.00	N/R	1,018,607

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (5), (6), (7)	No Opt. Call	N/R	250,050

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
2,000	6.250%, 7/01/31	7/21 at 100.00	Baa2	2,006,260
5,000	6.375%, 7/01/41	7/21 at 100.00	Baa2	5,013,750

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (5)	No Opt. Call	N/R	515,400

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (5)	No Opt. Call	N/R	2,773,188

1,000	Louisana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	N/R	1,054,080

6,900	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	7,344,360

12,850	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	13,435,446

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36 (5), (7)	9/16 at 100.00	N/R	$2,168,465

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17 (5), (7)	9/16 at 100.00	N/R	425,797

660	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (4)	No Opt. Call	N/R	669,728

9,900	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	8,185,716

5,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5), (6), (7)	12/17 at 100.00	N/R	2,755,174

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
3,315	20.663%, 10/01/40 (IF) (4)	10/20 at 100.00	A3	3,350,636
1,375	20.675%, 10/01/40 (IF) (4)	10/20 at 100.00	A3	1,389,795

9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	Baa1	8,492,310

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37	5/21 at 100.00	Baa1	2,135,380
600	6.750%, 5/15/41	5/21 at 100.00	Baa1	648,828

2,000	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (5)	1/12 at 100.00	N/R	930,220

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (5)	1/12 at 100.00	N/R	645,780
128,433	Total Louisiana			72,673,784
	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	Baa3	2,423,763
6,500	7.000%, 7/01/41	7/21 at 100.00	Baa3	6,824,935
8,800	Total Maine			9,248,698
	Maryland – 1.9%

7,850	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	6,920,953

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	467,915

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	17,841,490

	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A:
915	5.250%, 4/01/27	4/17 at 100.00	N/R	724,415
1,000	5.250%, 4/01/33	4/17 at 100.00	N/R	734,440

5,455	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849, 10.725%, 1/01/15 (Alternative Minimum Tax) (IF)	1/17 at 100.00	AA+	5,050,566

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	7,088,324

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maryland (continued)

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
$940	16.987%, 3/01/30 (Alternative Minimum Tax) (IF) (4)	3/17 at 100.00	Aa2		$826,636
1,710	17.194%, 3/01/30 (Alternative Minimum Tax) (IF) (4)	3/17 at 100.00	Aa2		1,487,358

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,925	5.000%, 12/01/16	No Opt. Call	N/R		1,645,124
54,100	5.000%, 12/01/31	12/16 at 100.00	N/R		33,610,166

2,080	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/12 at 101.00	Ba3		2,005,453

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	1/12 at 100.00	N/R		3,529,535

1,500	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–		1,449,135

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18 (5)	1/17 at 100.00	N/R		328,125
6,260	5.500%, 7/01/38 (5)	1/17 at 100.00	N/R		2,738,750

4,345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.300%, 1/01/37	1/17 at 100.00	N/R		3,245,541

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
380	5.375%, 7/01/14	1/12 at 100.00	B3		351,523
9,435	5.300%, 7/01/24	1/12 at 100.00	B3		6,929,630
129,240	Total Maryland				96,975,079
	Massachusetts – 0.9%

12,225	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3		8,739,530

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R		1,412,129

2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R		1,760,080

435	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		447,302

1,685	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		1,633,675

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB		3,939,915

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28 (5), (7)	1/18 at 100.00	N/R		1,130,500
5,300	6.500%, 1/15/38 (5), (7)	1/18 at 100.00	N/R		1,007,000

45	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.500%, 7/01/12	No Opt. Call	N/R		46,684

430	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 101.00	N/R	(8)	451,513

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
$3,500	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	$3,144,155
400	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	322,864

2,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Jordan Hospital, Series 1998D, 5.250%, 10/01/23	1/12 at 100.00	BB–	2,495,350

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	1,717,280

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	2,534,550

1,870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34 (5), (6), (7)	7/14 at 100.00	D	673,200

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
4,425	6.250%, 7/01/24 (5), (6), (7)	7/14 at 100.00	D	1,593,000
10,555	6.375%, 7/01/34 (5), (6), (7)	7/14 at 100.00	D	3,799,800

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W, 20.334%, 6/01/41 (IF) (4)	6/20 at 100.00	AA–	2,667,000

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
845	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	735,201
285	5.000%, 1/01/21 – AMBAC Insured	1/12 at 100.00	N/R	236,846
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	3,413,040
4,050	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	3,066,053
75,830	Total Massachusetts			46,966,667
	Michigan – 3.0%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,635	6.000%, 11/01/28	11/18 at 100.00	BBB–	3,286,949
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–	4,410,720

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	871,773

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,371,237

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
3,680	5.000%, 11/01/26	11/16 at 100.00	BB+	2,890,603
3,750	5.250%, 11/01/31	11/16 at 100.00	BB+	2,841,900
3,090	5.250%, 11/01/36	11/16 at 100.00	BB+	2,228,972

1,125	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	1/12 at 100.00	N/R	1,021,118

820	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/12 at 100.00	N/R	820,123

4,710	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 4697, 18.286%, 5/01/29 – AGM Insured (IF) (4)	No Opt. Call	Aa2	4,828,033

5,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.386%, 5/01/27 – AGM Insured (IF)	No Opt. Call	Aa2	5,762,680

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
2,100	5.650%, 11/01/25	11/15 at 100.00	B+	1,638,441
500	5.750%, 11/01/30	11/15 at 100.00	B+	371,880
2,425	5.750%, 11/01/35	11/15 at 100.00	B+	1,737,319

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$7,670	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/12 at 100.00	B–	$4,585,049

2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789, 18.690%, 5/01/18 (IF) (4)	No Opt. Call	AA	2,844,200

1,095	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	719,338

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	2,904,055

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
7,825	4.875%, 8/15/27	8/17 at 100.00	N/R	6,012,182
7,100	5.000%, 8/15/38	8/17 at 100.00	N/R	5,042,988

1,000	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004, 6.200%, 1/01/25	1/15 at 100.00	N/R	893,820

	Michigan Finance Authoirty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,500	7.750%, 7/15/26	7/21 at 100.00	BB	1,460,085
9,000	8.000%, 7/15/41	7/21 at 100.00	BB	8,673,210

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,208,645

4,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	N/R	4,156,720

5,845	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (4)	7/15 at 100.00	AA	5,871,244

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
75	7.500%, 10/01/12	1/12 at 100.00	B1	75,053
2,900	7.900%, 10/01/21	4/12 at 100.00	B1	2,891,822
10,550	8.000%, 10/01/31	4/12 at 100.00	B1	10,134,119

750	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001, 7.625%, 10/01/21	1/12 at 100.00	Ba1	750,308

1,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	867,790

	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:
645	6.000%, 2/01/16	No Opt. Call	BB+	631,010
1,055	6.375%, 2/01/26	2/16 at 100.00	BB+	929,761
2,855	6.500%, 2/01/36	2/16 at 100.00	BB+	2,380,670

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,434,882

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	742,500

3,720	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	2,997,092

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
350	7.250%, 4/01/20	No Opt. Call	BB+	364,140
1,140	8.000%, 4/01/30	4/20 at 100.00	BB+	1,178,578
500	8.000%, 4/01/40	4/20 at 100.00	BB+	510,045

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	9,155,333

Nuveen Investments	83

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
$2,250	5.250%, 11/15/25	5/15 at 100.00	N/R	$1,935,810
11,200	5.500%, 11/15/35	5/15 at 100.00	N/R	9,213,904

570	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	1/12 at 100.00	BB+	569,949

5,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB–	4,843,087

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
175	4.750%, 11/01/11	No Opt. Call	BB+	175,000
1,070	5.000%, 11/01/15	No Opt. Call	BB+	1,045,786
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,537,774
750	6.750%, 5/01/21	No Opt. Call	BB+	763,935
4,795	5.350%, 11/01/25	11/15 at 100.00	BB+	3,994,619
3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	2,954,412
1,615	7.750%, 5/01/31	5/21 at 100.00	BB+	1,649,222
6,900	5.500%, 11/01/35	11/15 at 100.00	BB+	5,293,128
3,460	8.000%, 5/01/41	5/21 at 100.00	BB+	3,545,393

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB+	1,994,745
175,740	Total Michigan			153,013,151
	Minnesota – 1.2%

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	N/R	982,070

8,970	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	No Opt. Call	N/R	9,223,313

9,410	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB–	9,453,662

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27	11/15 at 100.00	N/R	383,724
1,000	6.000%, 11/01/37	11/15 at 100.00	N/R	841,420

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	979,770

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	1,016,200
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,028,660

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	566,130

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,508,535

1,525	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,468,270

2,400	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Higher Ground Academy Project, Series 2009, 8.500%, 12/01/38	6/14 at 102.00	N/R	2,518,464

465	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	433,664

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	1,523,888

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
445	6.625%, 12/01/23	6/14 at 102.00	N/R	446,655
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	2,048,047

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
$400	5.750%, 9/01/26	9/14 at 102.00	N/R	$359,376
500	6.000%, 9/01/36	9/14 at 102.00	N/R	432,540

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,122,511

2,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	1,768,386

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	717,946
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	997,113

2,195	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BB+	2,205,053

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB	2,633,283
2,800	5.875%, 5/01/30	5/15 at 100.00	BB	2,656,444

8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	7,986,426

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,285,065
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	630,808

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	984,150
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	3,286,823
63,460	Total Minnesota			61,488,396
	Mississippi – 0.1%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/13 at 100.00	Ba3	202,929

4,865	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (5)	2/21 at 102.00	NA	4,778,306

1,714	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,246,362
6,879	Total Mississippi			6,227,597
	Missouri – 1.5%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	234,390
600	5.625%, 3/01/25	3/16 at 100.00	N/R	529,170

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26	8/14 at 100.00	N/R	202,128
600	5.250%, 8/01/31	8/14 at 100.00	N/R	593,046

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	547,473
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,465,100

Nuveen Investments	85

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	$1,542,275

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,548,598

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
1,870	5.150%, 6/01/16	6/14 at 102.00	N/R	1,868,111
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,653,050

17,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	16,203,550

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	N/R	1,425,240

500	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A–	518,120

550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	No Opt. Call	N/R	514,657

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,135,145
3,400	5.350%, 6/15/32	6/15 at 103.00	N/R	2,795,412

7,500	Saint Louis Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Councils Towers Apartments, Series 2010B, 7.250%, 12/15/13	9/12 at 100.00	N/R	7,526,775

9,000	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	8,806,140

5,635	Saint Louis, Missouri, Orpheum Theater Community Improvement District, Saint Louis, Missouri, Property and Sales Tax Revenue Bonds, Series 2009, 9.000%, 3/01/29	No Opt. Call	N/R	5,387,285

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	1/12 at 100.00	N/R	1,302,746

2,159	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	1/12 at 100.00	N/R	1,807,580

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	2,295,186

1,427	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	No Opt. Call	N/R	1,040,725

1,520	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,209,403

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	1,441,078

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	488,270
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	933,020

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,861,780

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	574,290

1,500	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	1,325,505

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
$1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	$754,420
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	1,714,500
86,387	Total Missouri			76,244,168
	Montana – 0.5%

10,140	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/12 at 100.00	B+	10,216,963

15,504	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	14,954,228
25,644	Total Montana			25,171,191
	Nebraska – 0.1%

4,000	Gage County Hospital Authority 1, Nebraska, Health Care Facility Revenue Bonds, Beatrice Community Hospital and Health Project, Series 2010B, 6.750%, 6/01/35	No Opt. Call	N/R	4,084,440
	Nevada – 0.9%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 19.915%, 1/01/36 (IF)	1/20 at 100.00	Aa3	5,501,540

1,200	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	1,230,660

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 18.874%, 1/01/18 (IF)	No Opt. Call	Aa3	1,154,698

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,000	5.625%, 1/01/32 – AMBAC Insured (5)	1/12 at 100.00	N/R	460,000
1,000	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	230,000

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23 (5)	1/12 at 100.00	N/R	1,490
41,800	7.375%, 1/01/40 (5)	1/12 at 100.00	N/R	62,282

1,585	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,435,915

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	797,720

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	5,732,450

3,155	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	3,053,535

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
510	6.000%, 8/01/27	4/15 at 102.00	N/R	433,648
2,565	6.150%, 8/01/37	4/15 at 102.00	N/R	2,061,875

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,673,496

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
2,165	6.500%, 9/01/20	9/18 at 100.00	N/R	2,167,122
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	1,924,640

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
6,975	6.500%, 6/15/20	6/18 at 100.00	B2	6,401,237
13,090	6.750%, 6/15/28	6/18 at 100.00	B2	10,988,270
92,705	Total Nevada			45,310,578

Nuveen Investments	87

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.0%

$200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3	$187,672
	New Jersey – 3.2%

6,422	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 12/01/11 (6), (7), (10)	No Opt. Call	N/R	641,470

8,255	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB	7,179,043

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	847,490

1,180	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34	6/14 at 100.00	BBB	1,118,522

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	1/12 at 100.00	N/R	898,930

985	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (5)	5/12 at 100.00	CCC+	543,375

640	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	1/12 at 100.00	B–	544,640

2,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)	3/12 at 100.00	B	1,898,880

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/11 at 100.00	B	1,500,690
3,185	7.000%, 11/15/30 (Alternative Minimum Tax)	11/11 at 100.00	B	3,184,586

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,515,510

2,400	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa1	2,793,624

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018:
1,575	19.026%, 7/01/38 – AGC Insured (IF)	1/14 at 100.00	AA–	1,703,457
1,815	19.495%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	2,172,845
5,000	19.521%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	5,985,800
1,250	19.521%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	1,496,450

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BBB–	1,018,400

23,230	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	22,281,519

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002:
1,320	6.500%, 7/01/21	7/12 at 101.00	BB+	1,323,353
1,500	6.625%, 7/01/31	7/12 at 101.00	BB+	1,444,545

28,215	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	28,249,140

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
590	5.500%, 7/01/23	7/13 at 100.00	Ba2	528,841
3,765	5.500%, 7/01/33	7/13 at 100.00	Ba2	2,944,192

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$2,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	1/12 at 100.00	N/R	$1,681,540

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Trust 11853, 21.816%, 6/01/16 (IF)	No Opt. Call	AA-	1,804,331

42,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA–	44,380,558

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,310	5.000%, 6/01/29	6/17 at 100.00	BBB–	2,492,960
28,000	4.750%, 6/01/34	6/17 at 100.00	BB+	18,817,960
176,687	Total New Jersey			160,992,651
	New Mexico – 0.3%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,411,404
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,337,543

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,095	5.500%, 9/01/16	No Opt. Call	N/R	1,044,860
1,655	5.750%, 9/01/21	9/16 at 100.00	N/R	1,411,599
7,550	6.000%, 9/01/32	9/16 at 100.00	N/R	5,786,396

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,174,542
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,166,964
17,885	Total New Mexico			15,333,308
	New York – 3.9%

750	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	719,115

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
12,430	0.000%, 7/15/32	No Opt. Call	BBB–	3,770,516
5,470	0.000%, 7/15/35	No Opt. Call	BBB–	1,348,519
19,750	6.375%, 7/15/43	No Opt. Call	BBB–	20,510,968

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	471,695

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
10,150	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	B–	9,531,561
4,960	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	B–	4,603,029
12,600	8.000%, 8/01/28	No Opt. Call	B–	11,696,706
7,500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	6,964,575

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
7,500	5.750%, 10/01/27	10/17 at 100.00	N/R	3,993,600
28,560	5.750%, 10/01/37	10/17 at 100.00	N/R	15,214,483
61,500	5.875%, 10/01/46	10/17 at 102.00	N/R	32,759,205

6,500	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BB+	5,703,295

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	4,874,355

Nuveen Investments	89

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
$200	5.400%, 7/01/19 (Alternative Minimum Tax) (5)	2/12 at 100.00	CCC+	$115,252
430	5.400%, 7/01/20 (Alternative Minimum Tax) (5)	2/12 at 100.00	CCC+	247,835

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax) (5)	1/12 at 100.00	CCC+	1,386,872

19,655	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/11 at 100.00	BB–	15,921,533

6,595	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB–	6,626,326

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
2,295	5.000%, 5/15/20 (Alternative Minimum Tax)	5/12 at 100.00	B–	2,034,747
5,370	5.125%, 5/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B–	4,347,498

	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484:
1,290	18.068%, 6/15/15 (IF)	No Opt. Call	AA+	1,532,249
2,500	18.102%, 6/15/15 (IF)	No Opt. Call	AA+	2,970,400
375	18.102%, 6/15/15 (IF)	No Opt. Call	AA+	463,050
1,250	18.102%, 6/15/32 (IF)	6/17 at 100.00	AA+	1,480,100
7,500	18.102%, 6/15/33 (IF)	6/19 at 100.00	AA+	9,281,100
625	18.102%, 6/15/33 (IF)	6/19 at 100.00	AA+	773,425

5,500	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	No Opt. Call	BBB	5,721,760

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
1,000	17.775%, 1/15/44 (IF) (4)	1/20 at 100.00	AA	1,035,680
1,875	17.775%, 1/15/44 (IF) (4)	1/20 at 100.00	AA	1,941,900

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	Aa2	16,812,320

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, 13.786%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	1,918,596

1,000	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	834,400

1,305	Suffolk County Industrial Development Agency, New York, Industrial Development Revenue Bonds, Windmill Village LLC Facility, Series 2001, 5.750%, 12/01/31 (Alternative Minimum Tax)	12/11 at 102.00	Aaa	1,334,819

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/12 at 100.00	N/R	97,406

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/12 at 101.00	B	999,650
262,280	Total New York			200,038,540
	North Carolina – 0.3%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,231,965

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
$750	6.750%, 8/01/24	8/18 at 100.00	N/R	$668,655
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	2,994,090

1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, Carolinas HealthCare System, Tender Option Bond Trust 11963, 18.803%, 1/15/19 (IF)	No Opt. Call	AA–	1,750,672

5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	4,704,630

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,572,612
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,472,288
16,990	Total North Carolina			15,394,912
	Ohio – 2.4%

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	997,660

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
41,000	5.875%, 6/01/30	6/17 at 100.00	BB–	30,999,280
38,785	5.750%, 6/01/34	6/17 at 100.00	BB–	28,148,602
1,750	6.000%, 6/01/42	6/17 at 100.00	BB–	1,275,505

2,750	County of Greene, Ohio, Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,860,605

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	876,990
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	760,500

4,085	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	4,131,610

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,505,400

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.830%, 5/01/29 (IF)	5/19 at 100.00	AA	2,151,027

500	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	1/12 at 100.00	B–	377,090

890	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	1/12 at 100.00	BB+	876,000

1,785	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/12 at 100.00	BB+	1,768,524

16,750	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	BB+	15,755,385

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	2,600,521
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	8,835,310

7,300	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	5,856,425

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	502,750

Nuveen Investments	91

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$5,790	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/12 at 100.00	B–	$4,160,520

2,320	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	BBB	2,151,011

505	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Project, Series 2003, 5.375%, 12/01/35	12/13 at 102.00	N/R	446,900

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (5), (7)	No Opt. Call	N/R	2,126,633
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (5), (7)	7/17 at 102.00	N/R	3,275,016

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (5), (7)	7/17 at 102.00	N/R	50
181,485	Total Ohio			123,439,314
	Oklahoma – 1.6%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	8,184,666

3,460	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	2,889,238

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,769,636
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,747,571

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,500	7.250%, 11/01/40	5/20 at 100.00	N/R	7,783,725
10,275	7.250%, 11/01/45	5/20 at 100.00	N/R	10,663,703

805	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	12/11 at 100.00	B–	803,229

40,070	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/11 at 100.00	B–	34,001,399

9,055	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	8,340,742

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	1,862,968
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,091,816
90,740	Total Oklahoma			82,138,693
	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,380,470

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A3	1,096,299
2,670	8.250%, 1/01/38	1/19 at 100.00	A3	3,248,990

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	1/12 at 100.00	N/R	316,170
130	5.000%, 10/01/21	1/12 at 100.00	N/R	79,567
735	5.350%, 10/01/31	1/12 at 100.00	N/R	374,975

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	No Opt. Call	BB+	1,626,256

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	1/12 at 100.00	B–	6,738,313

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$1,610	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	$1,464,215
19,415	Total Oregon			17,325,255
	Pennsylvania – 2.1%

	Allegheny Country Industrial Development Authority, Allegheny County, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
1,500	6.750%, 11/01/24	No Opt. Call	BB	1,606,020
3,200	6.875%, 5/01/30	11/19 at 100.00	BB	3,365,504

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
500	6.750%, 11/01/31	11/21 at 100.00	BBB–	520,080
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB–	2,617,075

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	1,917,100

5,695	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	Ca	5,428,645

5,020	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,211,479

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	834,140

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
1,765	5.125%, 10/15/15	No Opt. Call	N/R	1,791,440
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	4,748,340
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	11,154,931

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
7,475	5.875%, 7/01/31	7/16 at 100.00	N/R	6,667,252
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	3,854,778

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	458,875

1,450	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.896%, 8/01/38 (IF) (4)	8/20 at 100.00	AA	1,645,750

10,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.250%, 2/01/35	2/15 at 100.00	N/R	8,440,500

1,020	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	767,601

36,250	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/11 at 100.00	B–	27,645,700

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
2,000	5.250%, 6/01/14	1/12 at 100.00	BB	1,975,260
200	5.125%, 6/01/18	1/12 at 100.00	BB	185,752

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
200	6.500%, 1/01/13 (Alternative Minimum Tax)	1/12 at 100.00	CC	112,660
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	1/12 at 100.00	CC	849,060

Nuveen Investments	93

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	$1,052,080

2,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	No Opt. Call	CCC+	2,083,660

	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Revenue Bonds, Tender Option Bond Trust 3252:
750	20.722%, 2/15/19 (IF)	No Opt. Call	AA–	961,118
1,205	21.220%, 2/15/19 (IF)	No Opt. Call	AA–	1,594,540

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	890,500

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	N/R	4,195,267

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
695	5.800%, 5/01/16	No Opt. Call	BBB–	711,263
1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–	1,340,008
985	6.250%, 5/01/33	5/16 at 100.00	BBB–	911,726

500	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	1/12 at 100.00	N/R	426,395
120,330	Total Pennsylvania			104,964,499
	Puerto Rico – 0.0%

20	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax) (5)	12/11 at 100.00	CCC+	14,041

780	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	12/11 at 100.00	CCC+	547,833

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	25,044
830	Total Puerto Rico			586,918
	Rhode Island – 0.5%

480	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005, 6.750%, 1/15/13	No Opt. Call	N/R	471,264

2,635	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3185, 19.207%, 10/01/42 (IF)	4/17 at 100.00	AA+	2,610,758

2,450	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 18.228%, 10/01/26 (IF)	10/16 at 100.00	AA+	2,455,880

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,651,401

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,280	6.125%, 6/01/32	6/12 at 100.00	BBB	1,280,563
15,695	6.250%, 6/01/42	6/12 at 100.00	BBB	14,400,947

2,135	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R	2,093,688
26,225	Total Rhode Island			24,964,501
	South Carolina – 0.6%

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (5), (7)	11/17 at 100.00	N/R	2,619,258

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (5), (7)	No Opt. Call	N/R	7,041,793

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$4,040	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	$3,403,740

3,060	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,803,358

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
2,810	5.250%, 10/01/26	11/16 at 100.00	N/R	2,273,936
4,465	5.300%, 10/01/35	11/16 at 100.00	N/R	3,368,128

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	960,454
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	821,770

70	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.125%, 8/01/23	8/13 at 100.00	BBB+	71,674

2,005	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	N/R	1,650,496

3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.750%, 8/01/39	8/19 at 100.00	BBB+	3,053,130

1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA+	1,371,425

2,500	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Tender Option Bond Trust 1002, 18.404%, 1/01/37 – AGM Insured (IF) (4)	1/12 at 100.00	AA	2,582,400
44,587	Total South Carolina			32,021,562
	South Dakota – 0.1%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 1018:
2,905	19.073%, 11/01/40 (IF) (4)	11/19 at 100.00	AA–	3,396,758
1,250	19.081%, 11/01/40 (IF) (4)	11/19 at 100.00	AA–	1,461,700
250	19.081%, 11/01/40 (IF) (4)	11/19 at 100.00	AA–	292,340
4,405	Total South Dakota			5,150,798
	Tennessee – 2.1%

	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A:
5,065	6.000%, 10/01/35	10/15 at 100.00	N/R	4,842,089
2,000	5.125%, 10/01/35	10/15 at 100.00	N/R	1,793,160

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
10,000	6.500%, 7/01/38	7/20 at 100.00	BBB+	10,741,700
4,605	6.000%, 7/01/38	7/20 at 100.00	BBB+	4,788,970

9,015	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	8,507,365

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37 (5), (7)	11/17 at 100.00	N/R	111,150
19,500	5.500%, 11/01/46 (5), (7)	11/17 at 100.00	N/R	1,444,950

71,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	69,190,210

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37 (7)	7/17 at 100.00	N/R	7,387,085
134,925	Total Tennessee			108,806,679

Nuveen Investments	95

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 6.8%

$1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	$1,296,045

2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/24 – SYNCORA GTY Insured	No Opt. Call	BB+	1,881,800

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B:
8,000	5.750%, 1/01/24	1/17 at 100.00	Ba2	7,860,720
26,850	5.750%, 1/01/34	1/17 at 100.00	Ba2	24,108,615

8,255	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/12 at 100.00	N/R	8,304,447

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	N/R	1,595,126
3,525	7.750%, 8/15/41	8/21 at 100.00	N/R	3,605,582

1,330	Bexar County Housing Finance Corporation, Texas, Multifamily Houisng Revenue Bonds, Dymaxion & Marbach Park Apartments, Series 2000A, 6.100%, 8/01/30 – NPFG Insured	8/12 at 100.00	Baa1	1,257,129

1,990	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, America Opportunity for Housing - Colinas LLC Project, Series 2001A, 5.800%, 1/01/31 – NPFG Insured	1/13 at 100.00	Baa1	1,823,119

	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Honey Creek Apartments Project, Series 2000A:
250	6.125%, 4/01/20 – NPFG Insured	4/12 at 100.00	Baa1	250,055
1,885	6.200%, 4/01/30 – NPFG Insured	4/12 at 100.00	Baa1	1,797,461

2,590	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Ca	2,083,810

2,105	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	CC	485,118

1,400	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CC	1,119,062

2,820	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	CC	734,131

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	1,085,585

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	403,543

1,300	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	351,559

2,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	1,609,120

4,500	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	CCC	1,216,485

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	5,161,717

24,500	Central Texas Regional Mobility Authority, Texas, Senior Lien Revenue Bonds, Series 2011, 6.750%, 1/01/41	1/21 at 100.00	BB+	24,348,590

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$7,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	No Opt. Call	BBB–		$8,279,250

25,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax) (5)	5/15 at 101.00	CCC+		14,258,290

2,465	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		2,194,614

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
290	6.000%, 2/15/14 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(8)	303,685
895	7.000%, 2/15/24 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(8)	967,996
1,085	7.250%, 2/15/29 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(8)	1,176,824

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
3,670	7.000%, 9/01/25	9/14 at 100.00	N/R		3,696,571
18,760	7.125%, 9/01/34	9/14 at 100.00	N/R		18,766,003

500	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BB+		504,230

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Ba2		2,542,068

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R		906,145
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R		8,852,857

4,729	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	1/12 at 100.00	N/R		4,608,014

15,655	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1		13,096,034

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
805	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	Baa1		341,143
10,650	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa1		4,202,597
11,000	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	Baa1		4,014,670
650	0.000%, 11/15/26 – NPFG Insured	No Opt. Call	Baa1		220,799
250	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	Baa1		67,873
1,690	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	Baa1		426,826
660	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa1		142,798
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa1		664,726
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	Baa1		226,463
565	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	Baa1		76,970
4,745	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	Baa1		557,775
3,425	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa1		374,010

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004-A3:
110	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	Baa1		18,912
17,675	0.000%, 11/15/39 – NPFG Insured	11/24 at 41.26	Baa1		2,236,771

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
1,050	5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	Baa1		1,021,262
320	5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	Baa1		299,514

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A:
645	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	Baa1		138,810
35,710	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	Baa1		5,844,656
400	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	Baa1		57,376

Nuveen Investments	97

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County-Houston Sports Authority, Texas, Senior Lien Special Revenue Bonds, Series 1998A:
$880	5.000%, 11/15/25 – NPFG Insured	1/12 at 100.00	Baa1	$820,195
2,210	5.000%, 11/15/28 – NPFG Insured	1/12 at 100.00	Baa1	2,050,902

3,500	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,329,795

175	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R	175,842

8,755	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	7,329,598

6,620	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	6,385,784

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
9,350	7.000%, 7/01/29	7/12 at 100.00	B–	9,350,561
4,990	6.750%, 7/01/29 (Alternative Minimum Tax)	7/12 at 100.00	B–	4,878,823

2,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/12 at 100.00	B–	2,281,925

2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/12 at 100.00	B–	2,724,381

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	2/12 at 100.00	N/R	3,623,677

75	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	2/12 at 100.00	N/R	75,210

4,500	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	BBB	4,757,220

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender option Trust 1015, 20.411%, 1/01/38 (IF) (4)	1/18 at 100.00	A3	14,027,187

1,600	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,731,600

18,240	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	18,370,781

8,900	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	8,963,813

2,075	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,112,246

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BBB–	1,426,127

735	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009B, 9.750%, 6/01/27	1/12 at 100.00	N/R	714,949

11,185	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26 (4)	No Opt. Call	A	11,819,078

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A	100,143

900	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	962,739

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
$8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	$9,646,196
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,038,384
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	11,210,264

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB+	856,720

3,640	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,452,795

1,500	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A, 5.500%, 1/01/33 – NPFG Insured	1/12 at 102.00	Baa1	1,005,930

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	N/R	5,735,290

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CC	120,578

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
3,610	5.250%, 11/01/32	11/17 at 100.00	Baa2	3,205,680
7,400	5.375%, 11/01/37	11/17 at 100.00	Baa2	6,487,432
452,049	Total Texas			346,237,196
	Utah – 0.8%

715	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/11 at 100.00	N/R	673,294

2,700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,779,353

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
2,760	5.550%, 11/15/21	11/16 at 100.00	N/R	2,511,848
1,145	5.550%, 11/15/26	11/16 at 100.00	N/R	955,594
5,845	5.700%, 11/15/36	11/16 at 100.00	N/R	4,555,535

4,500	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2007A, 5.625%, 7/15/37	7/15 at 102.00	N/R	3,573,855

1,750	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	1,423,083

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
2,075	6.250%, 6/15/28	6/17 at 100.00	N/R	1,887,358
1,475	6.500%, 6/15/38	6/17 at 100.00	N/R	1,304,328

2,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	2,534,922

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
2,135	8.000%, 7/15/30	7/18 at 102.00	N/R	2,219,930
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	3,995,121

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,412,128

	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A:
1,600	5.750%, 7/15/22	7/15 at 102.00	N/R	1,514,192
750	5.875%, 7/15/27	7/15 at 102.00	N/R	675,563
3,475	6.000%, 7/15/37	7/15 at 102.00	N/R	2,978,596

Nuveen Investments	99

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Utah (continued)

$2,000	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–		$1,748,660
44,670	Total Utah				40,743,360
	Virgin Islands – 0.4%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB		1,331,338

7,500	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Ba2		7,180,575

750	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Ba2		689,805

5,600	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Ba2		4,527,880

6,145	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Ba2		5,883,284
21,235	Total Virgin Islands				19,612,882
	Virginia – 1.4%

312	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R		312,493

2,469	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 102.00	N/R	(8)	2,768,292

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,779	6.250%, 3/01/18	3/14 at 102.00	N/R		1,869,489
5,955	6.600%, 3/01/25	3/14 at 102.00	N/R		3,989,910
3,607	6.750%, 3/01/34	3/14 at 102.00	N/R		2,413,372

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R		3,265,950
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R		9,996,120

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	12/11 at 100.00	B+		238,282

45	Giles County Industrial Development Authority, Virginia, Solid Waste Faciltiy Revenue Bonds, Hoechst Celanese Corporation Project, Series 1992, 6.625%, 12/01/22 (Alternative Minimum Tax)	1/12 at 100.00	B+		45,006

	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:
40	6.350%, 7/01/12	1/12 at 100.00	N/R		40,233
110	6.550%, 7/01/14	7/12 at 100.00	N/R		110,502
45	6.625%, 7/01/15	7/12 at 100.00	N/R		45,169

1,250	Lexington Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Kendall at Lexington Retirement Community, Inc., Series 2007A, 5.500%, 1/01/37	1/17 at 100.00	N/R		1,068,625

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA–		1,011,654
6,060	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA–		1,765,096
7,245	0.000%, 10/01/33 – AGC Insured	No Opt. Call	AA–		1,985,202
8,060	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA–		2,072,548

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R		3,075,189

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	$689,627

35,265	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BB–	21,621,677

962	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	962,038

13,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	13,716,690
110,739	Total Virginia			73,063,164
	Washington – 1.2%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (4)	6/19 at 100.00	AA	1,707,559

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
2,500	19.857%, 6/01/39 (IF) (4)	6/19 at 100.00	AA	3,165,800
750	19.857%, 6/01/39 (IF) (4)	6/19 at 100.00	AA	949,740

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,048,614

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,760	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,450,786
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,764,748

24,220	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	4/12 at 100.00	N/R	24,144,676

2,150	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,588,248

	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,655	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	1,078,332
6,290	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	3,825,075

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 1180:
2,500	17.615%, 10/01/40 (IF) (4)	10/20 at 100.00	AA	2,596,300
4,810	17.661%, 10/01/40 (IF) (4)	10/20 at 100.00	AA	4,995,185

7,710	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax) (5), (7)	12/17 at 100.00	N/R	1,927,423

	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180:
3,545	19.605%, 4/01/16 (IF) (4)	No Opt. Call	AA	4,237,551
2,500	17.615%, 10/01/40 (IF) (4)	10/20 at 100.00	AA	2,596,300

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
1,520	18.496%, 10/01/39 (IF) (4)	4/20 at 100.00	AA	1,683,902
1,875	18.616%, 10/01/39 (IF) (4)	4/20 at 100.00	AA	2,077,350
68,740	Total Washington			60,837,589
	West Virginia – 0.8%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	370,566

Nuveen Investments	101

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	West Virginia (continued)

$1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R		$1,754,144

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
15,165	6.500%, 10/01/38	10/18 at 100.00	N/R		14,285,430
22,275	6.750%, 10/01/43	10/18 at 100.00	N/R		21,635,262
39,480	Total West Virginia				38,045,402
	Wisconsin – 1.1%

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(8)	548,708

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R		8,147,008

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22 (5)	8/15 at 102.00	N/R		89,994

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–		673,616
500	7.125%, 7/01/42	7/19 at 100.00	BBB–		508,120

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	No Opt. Call	Baa2		1,229,862

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 19.520%, 8/15/37 (IF) (4)	2/20 at 100.00	AA–		3,090,228

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		2,131,176

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.945%, 4/01/17 (IF) (4)	4/19 at 100.00	AA–		1,005,155

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35	5/21 at 100.00	A+		1,039,678
3,925	6.000%, 5/01/41	5/21 at 100.00	A+		4,102,683

5,425	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Tender Option Bond Trust 1019, 17.682%, 2/15/32 – NPFG Insured (IF) (4)	2/12 at 101.00	A+		5,424,564

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
790	5.000%, 4/01/13	No Opt. Call	N/R		794,256
875	6.125%, 4/01/24	4/14 at 100.00	N/R		870,964
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R		960,958

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1		511,298

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB		2,868,990

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–		2,609,262

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
1,335	14.257%, 8/15/26 (IF)	8/16 at 100.00	BBB+		1,048,347
9,750	14.257%, 8/15/30 (IF)	8/16 at 100.00	BBB+		6,074,638
3,535	14.741%, 8/15/31 (IF)	8/16 at 100.00	BBB+		2,369,261
3,750	14.751%, 8/15/34 (IF)	8/16 at 100.00	BBB+		2,508,898

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$7,855	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/26 (UB)	8/16 at 100.00	BBB+	$7,433,342
63,820	Total Wisconsin			56,041,006
	Wyoming – 0.1%

3,950	Wyoming Community Development Authority, Housing Revenue Bonds, Tender Option Bond Trust 3715, 18.947%, 12/01/15 (IF) (4)	6/17 at 100.00	AA+	3,990,725
$6,393,123	Total Municipal Bonds (cost $5,480,357,723) – 101.6%			5,183,615,373

Shares	Description (1)			Value
	Common Stocks – 0.0%

	Containers & Packaging – 0.0%

7,884	Rock-Tenn Company (11)			$466,654
	Total Common Stocks (cost $466,654)			466,654
	Total Investments (cost $5,480,824,377) 101.6%			5,184,082,027
	Floating Rate Obligations – (3.3)%			(166,685,000)
	Other Assets Less Liabilities – 1.7% (12)			86,429,626
	Net Assets – 100%			$5,103,826,653

Investments in Derivatives at October 31, 2011

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays PLC	$75,400,000	Receive	3-Month USD-LIBOR	4.259%	Semi-Annually	6/28/12	6/28/41	$(18,305,392)
Morgan Stanley	42,600,000	Receive	3-Month USD-LIBOR	4.479	Semi-Annually	5/11/12	5/11/41	(12,411,755)
Morgan Stanley	67,000,000	Receive	3-Month USD-LIBOR	4.356	Semi-Annually	5/25/12	5/25/41	(17,777,091)
Morgan Stanley	38,000,000	Receive	3-Month USD-LIBOR	4.228	Semi-Annually	7/09/12	7/09/41	(8,947,598)
								$(57,441,836)

Nuveen Investments	103

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in derivatives and/or inverse floating rate transactions.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(9)	Principal Amount (000) rounds to less than $1,000.

(10)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(11)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.45%, Maturity 3/01/24, as described in Footnote 5 above.

(12)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31, 2011.

(13)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

DD1	Investment, or portion of investment, purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

104	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona – 1.0%

$45	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA+		$50,316

10	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	Aa2		10,690

25	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/19	No Opt. Call	A		25,525
80	Total Arizona				86,531
	Arkansas – 1.1%

85	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 – NPFG Insured	No Opt. Call	Baa1		92,332
	California – 9.8%

90	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – NPFG Insured	4/12 at 100.00	A		89,943

5	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	Aa3	(4)	5,182

100	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/16	No Opt. Call	AA–		115,171

100	California Department of Water Resources, Power Supply Revenue Bonds, Series 2011N, 5.000%, 5/01/21	No Opt. Call	AA–		117,984

90	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A		88,201

45	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A		47,365

60	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 1993E, 5.500%, 6/01/15	No Opt. Call	A2		63,334

100	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1		106,502

50	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA		53,084

50	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	3/12 at 100.00	A3		50,018

100	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 5.000%, 5/01/21 (Alternative Minimum Tax)	No Opt. Call	A		108,184
790	Total California				844,968
	Colorado – 2.9%

205	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Baa1		112,621

35	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 – AGC Insured	12/19 at 100.00	AA+		39,579

100	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	Baa3		100,896
340	Total Colorado				253,096
	District of Columbia – 3.2%

65	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1		67,852

80	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D, 5.000%, 12/01/16	No Opt. Call	AAA		94,130

Nuveen Investments	105

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

$100	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	$112,532
245	Total District of Columbia			274,514
	Florida – 2.6%

100	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA–	109,199

75	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	74,732

15	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A	16,424

25	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/18 – AMBAC Insured	10/12 at 100.00	N/R	25,369
215	Total Florida			225,724
	Georgia – 4.2%

100	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	105,293

35	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	36,580

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
50	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	Baa1	53,682
40	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	Baa1	42,735

5	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/19	12/14 at 100.00	BBB–	5,092

30	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	33,096

70	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	82,485
330	Total Georgia			358,963
	Idaho – 0.1%

10	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	11,499
	Illinois – 11.0%

60	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	60,023

65	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	73,321

100	Illinois Finance Authority, Revenue Bonds, Trintiy Health Credit Group, Series 2011-IL, 4.000%, 12/01/21	No Opt. Call	AA	102,393

70	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/27 – AMBAC Insured	2/12 at 100.00	BBB	67,275

110	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	1/13 at 100.00	Baa1	113,009

100	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A+	108,941

155	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/17 – FGIC Insured	No Opt. Call	A2	127,368

100	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Series 2007A, 5.000%, 1/01/19 – NPFG Insured	1/18 at 100.00	A2	110,144

50	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	53,545

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$110	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 6/01/19 – AGM Insured	No Opt. Call	AA+	$128,416
920	Total Illinois			944,435
	Indiana – 2.7%

100	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011A, 5.250%, 10/01/23	10/21 at 100.00	AA	114,328

100	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	117,470
200	Total Indiana			231,798
	Iowa – 0.1%

10	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A, 5.000%, 6/01/18	No Opt. Call	AA	11,889
	Kansas – 0.6%

50	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.000%, 11/15/21	No Opt. Call	A2	55,052
	Kentucky – 2.8%

100	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	106,497

80	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA+	90,531

50	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B, 0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	42,189
230	Total Kentucky			239,217
	Louisiana – 1.6%

15	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	14,916

100	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 5.625%, 7/01/26	7/21 at 100.00	Baa2	99,301

25	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	26,610
140	Total Louisiana			140,827
	Maryland – 0.5%

40	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	1/12 at 100.00	N/R	40,280
	Massachusetts – 2.7%

100	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A	104,387

100	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/21	No Opt. Call	A–	106,297

20	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured	No Opt. Call	Aa1	22,076
220	Total Massachusetts			232,760
	Michigan – 3.7%

85	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	97,185

50	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010, 1.350%, 11/15/47 (Mandatory put 4/01/13)	No Opt. Call	AA+	50,578

Nuveen Investments	107

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$50	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.000%, 11/15/20	11/19 at 100.00	A1		$53,550

100	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2		115,527
285	Total Michigan				316,840
	Minnesota – 0.9%

40	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2		43,139

25	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+		30,215
65	Total Minnesota				73,354
	Mississippi – 0.7%

60	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB		60,300
	Nebraska – 1.1%

85	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 12/01/14	No Opt. Call	Ba3		90,085
	Nevada – 0.7%

30	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13	9/12 at 101.00	BBB+		30,963

25	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.000%, 6/01/25 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+	(4)	26,267
55	Total Nevada				57,230
	New Jersey – 6.3%

50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.000%, 6/15/13 – FGIC Insured	No Opt. Call	BBB		51,820

70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–		73,436

110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+		126,741

105	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+		119,566

60	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A+		70,780

60	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BBB		54,667

45	Union County Utilities Authority, New Jersey, Solid Waste Facility Subordinate Lease Revenue Bonds, Ogden Martin Systems of Union Inc., Series 1998A, 5.350%, 6/01/23 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa3		45,012
500	Total New Jersey				542,022
	New York – 7.1%

55	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–		59,339

50	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A–		56,272

100	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–		102,161

70	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		78,099

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	11/14 at 100.00	AA+	$5,501

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
45	5.500%, 6/01/19	No Opt. Call	AA–	48,018
50	5.500%, 6/01/21	6/13 at 100.00	AA–	53,354

20	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16	No Opt. Call	AAA	23,345

100	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/21	No Opt. Call	Aa3	116,183

60	Tobacco Settlement Financing Corporation Asset-Backed Revenue Bonds, New York, State Contingency Contract Secured, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	69,363
555	Total New York			611,635
	North Carolina – 3.3%

75	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	66,866

105	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22	No Opt. Call	A–	126,240

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
10	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA+	11,157
75	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA+	80,855
265	Total North Carolina			285,118
	Ohio – 8.8%

100	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3	115,189

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
150	5.000%, 6/01/16	No Opt. Call	A3	158,783
15	5.000%, 6/01/17	No Opt. Call	Baa1	15,713

100	Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%, 1/01/31 – AGM Insured	1/12 at 100.00	AA+	100,006

100	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	119,769

75	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	82,769

40	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	41,507

100	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	120,603
680	Total Ohio			754,339
	Oregon – 0.3%

25	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.250%, 7/01/22 – NPFG Insured	1/13 at 100.00	A1	25,469
	Pennsylvania – 3.5%

100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	106,958

70	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	82,926

Nuveen Investments	109

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$100	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Forumal Funds, Series 2011, 5.000%, 6/01/21	No Opt. Call	A+	$113,462
270	Total Pennsylvania			303,346
	Puerto Rico – 1.0%

75	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured	No Opt. Call	A3	89,311
	South Carolina – 1.6%

110	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured	No Opt. Call	Baa1	138,072
	Tennessee – 1.9%

100	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA+	113,341

25	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/15	No Opt. Call	AA	28,083

20	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.000%, 9/01/13	No Opt. Call	Ba3	20,882
145	Total Tennessee			162,306
	Texas – 6.3%

75	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	77,862

50	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	Baa1	27,415

30	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	35,094

100	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/25	7/21 at 100.00	A	108,657

25	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1995, 4.000%, 10/15/15 – NPFG Insured	10/13 at 101.00	A3	25,842

100	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 5.250%, 1/01/20	No Opt. Call	A–	110,500

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	105,669

50	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2011, 5.250%, 7/01/23 (WI/DD, Settling 11/01/11)	7/21 at 100.00	Baa1	50,279
530	Total Texas			541,318
	Washington – 2.9%

100	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A	109,980

90	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/29 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1	91,232

50	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 5.500%, 6/01/12	No Opt. Call	A1	50,923
240	Total Washington			252,135

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 2.8%

$75	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30	10/12 at 100.00	AA–	$75,562

100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/18	8/16 at 100.00	BBB+	104,311

30	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	35,262

20	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA	22,534
225	Total Wisconsin			237,669
	Wyoming – 1.2%

100	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B, 5.000%, 12/01/21	No Opt. Call	BBB	101,795
$8,175	Total Investments (cost $8,349,171) – 101.0%			8,686,229
	Other Assets Less Liabilities – (1.0)% (5)			(84,064)
	Net Assets – 100%			$8,602,165

Investments in Derivatives at October 31, 2011

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays PLC	$3,000,000	Receive	CPURNSA	2.443%	3/20/17	(7)	3/19/12	3/19/17	$(40,459)
Morgan Stanley	2,000,000	Receive	CPURNSA	2.730	3/20/22	(7)	3/19/12	3/19/22	(47,014)
Morgan Stanley	3,500,000	Receive	CPURNSA	2.620	9/11/16	(7)	9/10/12	9/10/16	(61,653)
									$(149,126)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31, 2011.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(7)	Fixed Rate Payment is due one business day after contract Termination Date.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted.

See accompanying notes to financial statements.

Nuveen Investments	111

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.2%

$12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – NPFG Insured	8/12 at 77.49	Baa1		$9,192,598
	Arizona – 0.9%

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA		5,959,680

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+		1,010,490
7,000	Total Arizona				6,970,170
	Arkansas – 0.3%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – NPFG Insured	11/14 at 100.00	Aa2		2,095,480
	California – 16.7%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–		1,497,816

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		11,321

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – NPFG Insured	12/14 at 100.00	AAA		1,070,180

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2		1,012,460

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA		1,002,690

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+		4,197,243

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA		5,358,315

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	A2		5,001,700

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2		2,354,603

4,500	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1		4,580,145

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A		1,322,883

6,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		5,806,080

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–		1,371,433

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2		1,079,813

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA+		6,269,820

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	A+		5,224,744

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	2/12 at 100.00	BBB	(4)	15,996,887

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		10,845,099

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	BBB	$1,808,789

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,723,725

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – AGM Insured	5/15 at 100.00	AA+	10,325,200

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	1,524,240

3,010	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+	3,010,000

2,405	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/24 – AGM Insured	6/17 at 100.00	AA+	2,304,014

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	Baa1	3,188,787
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1	10,198,470

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+	6,375,432

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA	3,612,288

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – NPFG Insured	10/12 at 100.00	AA–	5,035,800

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	2,011,480
171,890	Total California			126,121,457
	Colorado – 1.4%

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A	2,085,580

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa1	3,895,200

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa	1,104,253

2,000	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+	2,115,860

1,390	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2	1,501,978
21,625	Total Colorado			10,702,871
	Connecticut – 0.8%

3,475	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	3,688,087

2,125	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	2,292,450
5,600	Total Connecticut			5,980,537
	Florida – 4.4%

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – AGM Insured (Alternative Minimum Tax)	2/12 at 100.00	AA+	3,932,476

Nuveen Investments	113

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	1/12 at 101.00	AA+		$6,039,322

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		3,555,230
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		6,407,912

10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA+		10,226,000

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
750	5.550%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+		750,713
2,505	5.750%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+		2,506,303
33,015	Total Florida				33,417,956
	Georgia – 3.4%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2		2,064,320

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+		7,439,110

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3		5,250,516

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3		1,339,875
2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3		2,669,678
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3		2,476,893

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – SYNCORA GTY Insured	7/13 at 100.00	Aa3		2,370,555

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2		1,010,770

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA+		1,032,890
24,385	Total Georgia				25,654,607
	Hawaii – 0.6%

4,205	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 (Pre-refunded 2/01/12) – AGM Insured	2/12 at 100.00	AA+	(4)	4,260,842
	Idaho – 0.5%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2		1,078,100
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2		1,138,325

1,330	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.500%, 7/01/38	7/19 at 100.00	Aa1		1,392,510
3,395	Total Idaho				3,608,935
	Illinois – 4.5%

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.390%, 6/01/14 (IF)	No Opt. Call	AAA		4,145,605

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$8,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA–		$8,043,520

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		3,015,444

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A1		3,017,550

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – NPFG Insured	12/11 at 100.00	Baa1		311,004

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA		4,589,983

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	BBB	(4)	1,960,735

13,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		1,693,380

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA		2,388,500

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–		5,063,775
54,930	Total Illinois				34,229,496
	Indiana – 4.5%

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – NPFG Insured	7/12 at 100.00	AA+	(4)	4,137,920

4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		4,118,942

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+		3,773,245

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+	(4)	12,303,666
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+	(4)	6,283,493

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	3,103,440
32,530	Total Indiana				33,720,706
	Iowa – 0.3%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	No Opt. Call	A2		2,275,637
	Kansas – 1.7%

6,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA		6,073,800

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA		3,224,598

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – AGM Insured	9/14 at 101.00	AA+		3,241,605
12,200	Total Kansas				12,540,003

Nuveen Investments	115

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana – 2.7%

$3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+		$3,315,537

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,676,596

2,600	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1		2,714,088

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		10,163,900

1,270	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–		1,270,838
19,575	Total Louisiana				20,140,959
	Maine – 0.8%

5,930	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3		6,120,353
	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+		963,701
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+		1,600,708
2,800	Total Maryland				2,564,409
	Massachusetts – 2.6%

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.546%, 7/01/29 (IF)	7/19 at 100.00	AA		7,273,248

425	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		425,034

8,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	8,767,600

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.314%, 8/01/38 (IF)	8/19 at 100.00	AAA		2,970,424
17,425	Total Massachusetts				19,436,306
	Michigan – 3.8%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+		7,693,453

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2		8,822,818

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	BB		2,768,638

1,720	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 100.00	AA		1,720,705

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		1,662,435

365	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R	(4)	430,295

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A2		5,583,356
32,875	Total Michigan				28,681,700

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.7%

$5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA+	$5,527,450
	Missouri – 3.0%

7,600	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+	8,044,980

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.861%, 5/15/17 (IF)	No Opt. Call	AAA	5,668,007

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA–	1,543,400
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA–	1,991,080
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA–	1,669,500
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA–	1,755,670
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA–	1,415,940
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA–	443,020
45,305	Total Missouri			22,531,597
	Nevada – 1.2%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	BBB+	3,626,196

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3	2,042,300

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
4,070	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	N/R	784,696
2,000	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	460,000

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	BBB+	2,022,615
13,795	Total Nevada			8,935,807
	New Hampshire – 0.6%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.507%, 6/01/39 (IF) (6)	6/19 at 100.00	AA+	4,371,557
	New Jersey – 3.2%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,854,573
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,848,343

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	2,457,816

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	6,880,120
4,000	5.000%, 1/01/23 – AGM Insured	7/13 at 100.00	AA+	4,200,000

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA+	3,209,370
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	3,478,396
22,515	Total New Jersey			23,928,618
	New Mexico – 0.6%

4,230	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/23 – AGM Insured	7/14 at 100.00	AA+	4,514,002

Nuveen Investments	117

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York – 4.7%

$1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB		$2,041,454

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA+		5,268,652

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA		1,833,198

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.341%, 2/15/33 (IF)	2/19 at 100.00	AAA		2,377,700
2,335	13.329%, 2/15/33 (IF)	2/19 at 100.00	AAA		2,775,965

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		3,692,159

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A		4,715,552

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+		815,243

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA		5,360,500

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	AA		135,730

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA		1,131,193

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA		2,853,621
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA		1,626,140
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA		1,058,040
33,545	Total New York				35,685,147
	North Carolina – 0.3%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.731%, 7/01/38 (IF) (6)	7/20 at 100.00	AAA		2,280,091
	North Dakota – 0.7%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	A	(4)	5,141,600
	Ohio – 3.3%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,130	5.125%, 6/01/24	6/17 at 100.00	BB–		870,676
1,420	5.875%, 6/01/30	6/17 at 100.00	BB–		1,073,634
1,370	5.750%, 6/01/34	6/17 at 100.00	BB–		994,291
3,145	5.875%, 6/01/47	6/17 at 100.00	BB–		2,234,145

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – AGM Insured	6/14 at 100.00	AA+		1,077,610

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	BBB+		2,582,400

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		8,078,134

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA+		2,421,126

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2	(4)	2,886,523

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa		$2,987,310
26,950	Total Ohio				25,205,849
	Oregon – 0.4%

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA		2,822,100
	Pennsylvania – 4.8%

710	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA		733,963

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	AA–		1,109,073

12,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+		10,191,720

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AA+		5,139,111

7,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA+		7,154,560

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010:
2,400	5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA+		2,458,776
1,500	5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+		1,509,930

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A1		2,640,001

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2		5,456,568
37,270	Total Pennsylvania				36,393,702
	Puerto Rico – 1.8%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	Baa1	(4)	1,351,150

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
2,550	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA+		2,823,819
3,000	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA+		3,318,840
3,440	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA+		3,817,712
2,250	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA+		2,508,548
12,490	Total Puerto Rico				13,820,069
	Rhode Island – 0.3%

550	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – NPFG Insured	1/12 at 100.00	Baa1		551,788

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
725	6.125%, 6/01/32	6/12 at 100.00	BBB		725,319
800	6.250%, 6/01/42	6/12 at 100.00	BBB		734,040
2,075	Total Rhode Island				2,011,147
	South Carolina – 1.7%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	Baa1		2,267,548

3,785	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – AGM Insured	4/12 at 100.00	AA+		3,795,220

Nuveen Investments	119

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

$6,565	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 (Pre-refunded 4/15/12) – AGM Insured	4/12 at 100.00	AA+	(4)	$6,715,864
12,455	Total South Carolina				12,778,632
	Tennessee – 1.0%

3,550	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2		3,630,408

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+		770,098
755	5.000%, 7/01/17	7/16 at 100.00	BBB+		798,171
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+		1,569,184

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA+		1,082,340
7,625	Total Tennessee				7,850,201
	Texas – 9.5%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+		5,582,808

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
6,510	5.625%, 11/01/26 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A+		6,516,575
3,135	5.500%, 11/01/31 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A+		3,135,658

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A1		5,069,800

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	Baa1		4,863,150
6,500	5.250%, 11/15/22 – NPFG Insured	11/11 at 100.00	Baa1		6,283,225
6,800	5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	Baa1		6,364,664
2,500	5.375%, 11/15/41 – NPFG Insured	11/11 at 100.00	Baa1		2,280,375

3,755	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – NPFG Insured	3/12 at 100.00	AA		3,800,886

1,255	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 (Pre-refunded 3/01/12) – NPFG Insured	3/12 at 100.00	Aa2	(4)	1,274,641

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AA		1,281,202

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–		9,397,792

20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	BBB+		16,111,397
75,955	Total Texas				71,962,173
	Utah – 1.0%

5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	5/12 at 100.00	A		5,005,300

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/29 – NPFG Insured	6/17 at 55.29	Aa3		2,795,041
11,830	Total Utah				7,800,341
	Vermont – 0.0%

175	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – AGM Insured	5/12 at 100.00	AA+		177,142
	Washington – 7.3%

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		5,055,473

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/18 – NPFG Insured	7/12 at 100.00	Aa1		$10,335,499

7,000	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	No Opt. Call	AAA		7,215,320

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.341%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+		2,717,543

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	A1		6,158,520

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1		7,585,032

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1		8,895,130

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	A1		1,827,251

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Bonds, Refunding Series 2002, 5.500%, 12/01/22 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	AA	(4)	1,030,790

525	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	Baa1		531,589

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.237%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+		3,986,626
53,270	Total Washington				55,338,773
	Wisconsin – 1.9%

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A		2,479,120

5,000	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+		4,967,250

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1		1,691,234

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – NPFG Insured	5/13 at 100.00	AA	(4)	5,345,350
13,650	Total Wisconsin				14,482,954
$856,630	Total Investments (cost $733,769,005) – 99.4%				751,273,974
	Floating Rate Obligations – (1.0)%				(7,495,000)
	Other Assets Less Liabilities – 1.6%				11,658,402
	Net Assets – 100%				$755,437,376

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	121

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.1%

$7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	Aa1		$7,504,728

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2		3,118,110
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2		2,288,305

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
750	5.000%, 11/15/12	No Opt. Call	A3		769,830
820	5.000%, 11/15/15	No Opt. Call	A3		870,545
2,925	5.000%, 11/15/16	11/15 at 100.00	A3		3,078,738

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
10,200	5.250%, 1/01/12	No Opt. Call	BBB–		10,199,286
7,000	5.250%, 1/01/13	No Opt. Call	BBB–		6,999,230
10,000	5.250%, 1/01/14	No Opt. Call	BBB–		9,998,000

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aaa		9,604,893

1,645	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/14	No Opt. Call	A–		1,752,813
55,350	Total Alabama				56,184,478
	Alaska – 0.2%

4,275	Valdez, Alaska, Marine Terminal Revenue Refunding Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A		4,816,814
	Arizona – 2.7%

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A		2,785,202
1,000	5.000%, 4/01/17	4/14 at 100.00	A		1,042,940

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
5,000	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA+		5,768,950
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+		5,756,719
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA+		6,910,165
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA+		8,360,400

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A2	(4)	6,483,240

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,848,778

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	N/R	(4)	3,019,042

9,720	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+		9,956,293

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–		1,228,140

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – NPFG Insured	12/13 at 100.00	Aa2		11,895,840

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 3284, 13.596%, 6/01/19 (IF)	No Opt. Call	Aa1		5,892,917
64,735	Total Arizona				71,948,626

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas – 1.3%

$1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA+	$1,577,925

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA+	7,770,323
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA+	7,426,536

5,330	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006, 4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA	5,635,516

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A	1,409,135
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A	1,118,590

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	621,000
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,209,202
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,262,807
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,314,932

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,349,134
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,060,910
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,227,421
30,095	Total Arkansas			32,983,431
	California – 7.6%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
3,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,116,970
10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,383,600

7,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA–	8,766,825

2,620	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA–	2,901,467

6,755	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	7,110,043

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:
8,075	5.500%, 6/01/14	12/13 at 100.00	A2	8,706,061
3,940	5.500%, 6/01/17	12/13 at 100.00	A2	4,164,225

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
750	5.250%, 7/01/13	No Opt. Call	BBB	776,213
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB	1,141,740

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	9,948,100

	California, Economic Recovery Revenue Bonds, Series 2004A:
10,000	5.250%, 7/01/13	No Opt. Call	Aa3	10,779,500
5,835	5.250%, 7/01/14	No Opt. Call	Aa3	6,509,643

1,710	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	AAA	1,919,783

10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – NPFG Insured	2/13 at 100.00	A1	11,426,327

6,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	Aa3	6,933,780

5,990	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1	6,194,139

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA	1,035,765

Nuveen Investments	123

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
$7,475	0.000%, 11/01/26	11/21 at 66.91	A		$2,421,900
4,095	0.000%, 11/01/28	11/21 at 56.33	A		1,106,223

535	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		575,500

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,500	5.000%, 6/01/17	No Opt. Call	Baa1		7,750,350
9,425	4.500%, 6/01/27	6/17 at 100.00	BBB–		7,626,710

4,405	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R		4,679,652

5,025	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA+	(4)	5,428,106

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	No Opt. Call	AA+		2,399,398
2,145	5.000%, 9/01/22 – AMBAC Insured	No Opt. Call	AA+		2,298,174
2,000	5.000%, 9/01/23 – AMBAC Insured	No Opt. Call	AA+		2,135,460

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A		10,723,600

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A		10,723,600

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/12 at 100.00	A2		6,001,320

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	AA		5,180,240

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA		1,127,079
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA		1,199,911
4,075	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA		2,182,326

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA–		5,550,440

5,350	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011B, 0.000%, 8/01/34	No Opt. Call	Aa2		1,353,069

	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B:
2,115	0.000%, 10/01/34	No Opt. Call	A–		398,720
2,000	0.000%, 10/01/36	No Opt. Call	A–		325,960

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A		5,068,100

4,505	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa1		4,884,952

8,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – AGM Insured	5/13 at 101.00	AA+		8,559,280

120	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	3/12 at 100.00	Baa1		118,254
216,265	Total California				201,632,505

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado – 2.0%

$16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		$17,341,969

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB		6,756,204

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–		1,076,500
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		1,065,540

10,075	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+		11,166,727

5,775	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(4)	6,270,206

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	Baa1		4,972,300

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	Baa1		1,805,400

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3		993,418
57,380	Total Colorado				51,448,264
	Connecticut – 0.1%

3,470	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/12 at 100.00	BBB		3,469,688
	District of Columbia – 1.7%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
3,550	5.800%, 5/15/13	5/12 at 100.00	A1		3,594,091
3,730	5.875%, 5/15/14	5/12 at 100.00	A1		3,775,879
7,440	6.250%, 5/15/24	11/11 at 101.00	A1		7,443,646
2,920	6.500%, 5/15/33	No Opt. Call	Baa1		3,048,130

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AA+		12,250,011

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	Aa2		12,155,272

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	A		496,415
1,715	6.500%, 10/01/23	10/19 at 100.00	A		1,964,584
825	6.500%, 10/01/24	10/19 at 100.00	A		933,661
42,195	Total District of Columbia				45,661,689
	Florida – 6.7%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	Aa3		5,096,550

2,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+		2,155,460

1,070	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.250%, 8/15/23	8/13 at 100.00	Ba2		980,858

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,485	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		13,417,130
33,060	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		35,720,999

Nuveen Investments	125

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17	6/12 at 101.00	AAA		$5,186,750

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – AGM Insured	7/13 at 101.00	AA+		8,272,048

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	Aa2		7,787,582

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	A2		5,233,750

720	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)	4/12 at 100.00	A2		720,223

6,475	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A2		6,477,007

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3		5,008,550

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquistion, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	Aa3		1,700,575
1,975	5.000%, 4/01/21	4/20 at 100.00	Aa3		2,166,654
5,000	5.250%, 4/01/30	4/20 at 100.00	Aa3		5,205,000

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	6,077,865

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,385,637

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+		11,040,000

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – NPFG Insured	No Opt. Call	A		8,127,441

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	Aa3		10,731,982

22,905	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA		23,593,295

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AA+		6,535,613
165,935	Total Florida				175,620,969
	Georgia – 0.1%

2,275	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R		2,408,725

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB–		1,046,670
3,275	Total Georgia				3,455,395
	Idaho – 0.1%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BB+		444,308
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+		1,247,103
1,750	Total Idaho				1,691,411
	Illinois – 7.9%

17,535	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		18,133,820

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.390%, 6/01/14 (IF)	No Opt. Call	AAA		$5,488,110

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R	(4)	9,680,216

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,220	5.250%, 12/01/25 (WI/DD, Settling 11/04/11)	12/21 at 100.00	AA		3,491,349
1,920	5.250%, 12/01/26 (WI/DD, Settling 11/04/11)	12/21 at 100.00	AA		2,068,704

7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	1/12 at 100.00	AA		7,028,717

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA–		10,054,400

20,050	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA		21,500,217

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA		6,657,430

1,850	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	4/17 at 100.00	Baa2		1,830,834

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB		5,230,500

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	Baa3		3,406,069

600	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.250%, 5/15/12 (ETM)	No Opt. Call	Aaa		616,050

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	8/13 at 100.00	AA–		7,876,089

50	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/13	No Opt. Call	A+		52,227

530	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A+		585,088

	Illinois State, General Obligation Bonds, Refunding Series 2010:
505	5.000%, 1/01/16	No Opt. Call	A+		557,490
1,445	5.000%, 1/01/18	No Opt. Call	A+		1,604,398
5,965	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA+		6,573,191
17,025	5.000%, 1/01/19	No Opt. Call	A+		18,647,483

2,590	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/18	No Opt. Call	A+		2,755,812

	Illinois State, General Obligation Bonds, Series 2006A:
800	5.000%, 6/01/16	No Opt. Call	A+		887,368
1,000	5.000%, 6/01/17	No Opt. Call	A+		1,114,220
10,000	5.000%, 6/01/18	No Opt. Call	A+		11,107,600

1,000	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A+		1,012,870

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A+		999,260

1,760	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.000%, 10/01/16 – NPFG Insured	10/12 at 100.00	A+		1,824,152

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+		12,726,364
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+		8,034,618

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – NPFG Insured	6/12 at 101.00	AAA		23,212,290

Nuveen Investments	127

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$1,788	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		$1,741,566

10,750	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB+		11,186,988
191,048	Total Illinois				207,685,490
	Indiana – 0.7%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	3/12 at 100.00	BBB		2,807,220

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	A+		3,306,156

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A+		5,798,150

2,760	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	Baa1		3,139,031

1,585	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/12 at 100.00	N/R	(4)	1,985,815

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (5)	2/15 at 100.00	N/R		893,411
20,355	Total Indiana				17,929,783
	Iowa – 1.1%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25	No Opt. Call	A2		1,043,760
2,000	5.250%, 6/15/26	No Opt. Call	A2		2,073,540
3,135	5.250%, 6/15/27	No Opt. Call	A2		3,225,664
2,000	5.375%, 6/15/28	No Opt. Call	A2		2,065,320
2,035	5.500%, 6/15/29	No Opt. Call	A2		2,103,274

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA+		2,012,689
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA+		2,055,677
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA+		1,635,003
1,000	5.000%, 1/01/26 – AGM Insured	No Opt. Call	AA+		1,066,960

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BB+		1,284,427
2,235	5.250%, 7/01/14	No Opt. Call	BB+		2,209,163
4,460	5.250%, 7/01/15	No Opt. Call	BB+		4,363,842
2,000	5.250%, 7/01/16	No Opt. Call	BB+		1,930,100
820	5.000%, 7/01/19	7/16 at 100.00	BB+		741,050
27,215	Total Iowa				27,810,469
	Kansas – 0.5%

7,500	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	A+		7,711,575

3,175	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		3,284,950

5,590	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB		3,357,130
16,265	Total Kansas				14,353,655

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 1.4%

$6,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA+	$6,604,904

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	24,083,030

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	7,520,380
33,845	Total Kentucky			38,208,314
	Louisiana – 3.0%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	A–	9,456,930
12,180	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	13,016,035

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	11,429,813

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5), (6)	12/17 at 100.00	N/R	950,060

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,015	5.000%, 5/15/16	No Opt. Call	Baa1	2,167,959
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,313,155

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,755	5.250%, 5/01/18 – FGIC Insured	5/15 at 100.00	Aa1	3,050,887
5,500	5.000%, 5/01/24 – FGIC Insured	5/15 at 100.00	Aa1	5,896,000
7,220	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	7,639,265

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – AGM Insured	12/11 at 100.00	AA+	5,041,318

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A	2,461,560

12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–	12,958,547
76,460	Total Louisiana			79,381,529
	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	Baa3	1,039,430
3,850	6.750%, 7/01/41	7/21 at 100.00	Baa3	3,973,585
4,850	Total Maine			5,013,015
	Maryland – 0.1%

565	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/12 at 100.00	Aa2	566,266

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	248,613

2,000	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A	2,126,880
2,815	Total Maryland			2,941,759
	Massachusetts – 5.5%

3,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	4,237,345

Nuveen Investments	129

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$8,140	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AAA		$8,405,038

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA		12,152,300

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
1,940	5.000%, 10/01/17	No Opt. Call	N/R		1,833,397
515	5.000%, 10/01/18	10/17 at 100.00	N/R		478,718

470	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R	(4)	482,093

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	12/11 at 100.00	A–		1,500,780
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	12/11 at 100.00	A–		1,830,895

1,465	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		1,109,078

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA+		11,384,400

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	AA+	(4)	13,148,125

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA+	(4)	7,579,405

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+	(4)	11,247,900

29,290	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+		35,099,964

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
20,835	5.000%, 12/15/12 – AGM Insured	No Opt. Call	AAA		21,921,754
12,000	5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA		13,117,080
131,020	Total Massachusetts				145,528,272
	Michigan – 4.0%

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – AGM Insured	7/16 at 100.00	AA+		9,808,084

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	BB		7,066,652

9,995	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – NPFG Insured	7/12 at 100.00	A		9,742,526

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		7,648,275

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		7,311,132

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+		1,087,355

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A		2,127,660
3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,706,076

1,250	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R		1,260,850

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA+	$9,215,818

3,530	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – AGM Insured	10/13 at 100.00	AA+	3,804,210

5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.000%, 10/15/28	No Opt. Call	Aa3	5,291,300

5,425	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.000%, 10/15/28	No Opt. Call	Aa3	5,741,061

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,678,905

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	BBB–	1,100,110
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB–	1,294,801
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB–	1,359,606

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A	1,497,989

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa2	5,470,028
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa2	5,385,750
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa2	4,232,422

1,485	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	A3	1,591,237

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,733,600
101,995	Total Michigan			106,155,447
	Minnesota – 1.0%

9,275	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1	9,913,955

1,000	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993B, 8.500%, 9/01/19	8/12 at 101.00	A1	1,068,890

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	No Opt. Call	AA+	1,905,949

3,130	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003, 5.250%, 12/01/11	No Opt. Call	A3	3,141,925

1,215	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	1,355,004

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A3	1,051,110

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	484,576

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
225	5.000%, 2/01/12	No Opt. Call	N/R	225,961
375	5.000%, 2/01/13	No Opt. Call	N/R	382,924
400	5.000%, 2/01/14	No Opt. Call	N/R	412,688
300	5.000%, 2/01/15	No Opt. Call	N/R	310,761

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BB+	2,677,529

2,570	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA	2,805,720

1,150	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	N/R	1,152,806
25,495	Total Minnesota			26,889,798

Nuveen Investments	131

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.7%

$8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB	$8,703,300

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A–	10,744,750
18,800	Total Mississippi			19,448,050
	Missouri – 3.1%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	N/R	1,295,510
3,030	5.000%, 6/01/20	6/17 at 100.00	N/R	3,099,145

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,290	4.250%, 3/01/12	No Opt. Call	BBB+	1,299,185
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,523,834
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,577,160

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,337,916

2,100	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.800%, 11/15/17	11/11 at 100.00	N/R	2,038,659

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	A+	13,591,611

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,630	5.000%, 8/15/12	No Opt. Call	N/R	1,655,607
1,700	5.000%, 8/15/13	No Opt. Call	N/R	1,752,853

2,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 – AMBAC Insured	1/17 at 100.00	A3	2,595,667

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,538,453

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	488,270

	St. Louis, Missouri, Airport Revenue Bonds, Lambert – St. Louis International Airport, Series 2005:
10,000	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–	11,177,400
14,780	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A–	16,541,037
75,165	Total Missouri			80,512,307
	Nevada – 1.3%

16,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	17,177,920

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,795	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	D	637,260
2,870	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	N/R	654,360
3,210	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	N/R	583,899
65	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	N/R	10,511
1,495	0.000%, 1/01/22 – AMBAC Insured	No Opt. Call	N/R	190,015
1,425	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	N/R	142,500
1,800	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	N/R	150,840

1,890	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	5/12 at 100.00	N/R	1,893,308

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	2,393,160

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada (continued)

$10,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/25	6/21 at 100.00	AA+		$10,818,200
44,550	Total Nevada				34,651,973
	New Hampshire – 0.3%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+		422,893
430	5.000%, 7/01/15	No Opt. Call	BBB+		452,373
445	5.000%, 7/01/16	No Opt. Call	BBB+		469,270

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+		6,268,846

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	Baa3		426,641
1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3		1,003,710
8,355	Total New Hampshire				9,043,733
	New Jersey – 5.2%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/13	No Opt. Call	BBB		1,163,821

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,860	5.375%, 6/15/15	No Opt. Call	BBB		8,409,414
4,125	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Baa3		4,454,010
1,500	5.625%, 6/15/19	7/12 at 100.00	BBB		1,500,525

3,145	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.500%, 7/01/12 (ETM)	No Opt. Call	N/R	(4)	3,246,175

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3		411,156

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
31,175	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+		35,499,596
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	A+		8,987,996

10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+		11,135,000

6,340	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	AAA		6,534,448

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		102,776
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		102,776
9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		9,841,360
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		7,132,335
1,075	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		1,109,540

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
19,445	4.500%, 6/01/23	6/17 at 100.00	BBB		17,716,534
25,000	5.000%, 6/01/29	6/17 at 100.00	BBB–		18,829,000
135,895	Total New Jersey				136,176,462
	New York – 8.0%

4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–		4,215,537

Nuveen Investments	133

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
$1,450	5.000%, 11/01/13	1/12 at 100.00	Aa1		$1,455,162
720	5.000%, 11/01/14	11/14 at 100.00	Aa1		722,506

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(4)	16,726,515

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2		5,282,594

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+		8,523,080

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–		8,380,053

11,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–		12,546,615

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A–		11,254,300

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	A		17,038,193

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–		1,857,220

890	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		883,174

10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		11,706,493

10	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	1/12 at 100.00	AA		10,040

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		6,355,734

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		5,502,800

21,155	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		24,637,113

255	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	A1		250,122

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	1/12 at 100.00	Aa1		15,877,300

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
1,445	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		1,536,266
5,345	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		5,682,590

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
3,360	5.500%, 6/01/18	6/12 at 100.00	AA–		3,440,674
4,430	5.500%, 6/01/19	No Opt. Call	AA–		4,727,120
1,000	5.500%, 6/01/20	6/13 at 100.00	AA–		1,067,070
5,715	5.500%, 6/01/21	6/13 at 100.00	AA–		6,098,305

6,675	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa3	(4)	6,879,722

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
$7,500	5.000%, 6/01/16	No Opt. Call	AA–		$8,529,975
7,300	5.000%, 6/01/17	No Opt. Call	AA–		8,376,969
8,450	5.000%, 6/01/18	No Opt. Call	AA–		9,768,623

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–		833,677
191,905	Total New York				210,165,542
	North Carolina – 2.0%

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
20,000	5.375%, 1/01/13	No Opt. Call	A–		21,030,200
11,000	5.125%, 1/01/23	1/13 at 100.00	A–		11,186,230

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	A+		2,066,000

2,240	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13 (ETM)	No Opt. Call	N/R	(4)	2,374,602

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
4,760	5.500%, 1/01/13	No Opt. Call	A		5,022,942
10,000	5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A		10,458,700
50,000	Total North Carolina				52,138,674
	North Dakota – 0.1%

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–		3,032,728
	Ohio – 2.3%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/13	No Opt. Call	BBB+		4,021,805

1,530	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A3		1,619,582

33,005	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BB–		25,430,683

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA+		3,401,870

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA		1,868,334
1,780	5.000%, 12/01/23	12/19 at 100.00	AA		1,941,766

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bond Trust 2456, 17.567%, 12/01/15 (IF)	No Opt. Call	AA+		6,530,203

1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–		2,131,934

11,000	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+		12,545,720

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–		793,550
805	5.000%, 11/15/16	No Opt. Call	A–		884,623
64,435	Total Ohio				61,170,070
	Oklahoma – 0.7%

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BB+		2,414,761

Nuveen Investments	135

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma (continued)

$8,375	Oklahoma State, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 101.00	AA+	(4)	$9,114,429

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+		121,638
700	5.250%, 5/15/13	No Opt. Call	BBB+		723,324
790	5.250%, 5/15/14	No Opt. Call	BBB+		828,449
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+		1,095,444

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	A3		3,066,840
16,530	Total Oklahoma				17,364,885
	Oregon – 0.4%

4,120	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA		4,865,308

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA		4,642,960
8,120	Total Oregon				9,508,268
	Pennsylvania – 2.1%

4,630	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	1/12 at 100.00	Ba1		4,645,835

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R		3,141,068

1,250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A–		1,245,313

1,060	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1		1,103,439

15,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		11,749,395

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	Aa2		10,671,700

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	Aa2		4,743,159

10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AA+		10,840,261

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.000%, 12/01/24	12/17 at 100.00	AA–		8,540,103
60,910	Total Pennsylvania				56,680,273
	Puerto Rico – 2.3%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A3	(4)	4,386,522
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A3	(4)	5,209,550

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	A3		3,093,780

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	Baa1		10,707,800

11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+		9,639,190

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 5.750%, 7/01/12 – NPFG Insured	No Opt. Call	Baa1		5,147,450

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	Baa1		10,925,700

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Puerto Rico (continued)

$10,630	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	Baa1		$10,925,939
58,830	Total Puerto Rico				60,035,931
	Rhode Island – 0.2%

4,185	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	Baa1		4,193,537
	South Carolina – 0.6%

4,075	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa		4,344,684

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	A2		1,558,770
2,000	5.250%, 12/01/24	12/15 at 100.00	A2		2,069,260

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1		7,813,395
14,325	Total South Carolina				15,786,109
	South Dakota – 0.3%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	4/13 at 100.00	A–		774,546
800	5.000%, 4/01/18	4/13 at 100.00	A–		812,960
840	5.000%, 4/01/19	4/13 at 100.00	A–		850,559
820	5.000%, 4/01/20	4/13 at 100.00	A–		828,733

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–		1,086,600

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	5/12 at 101.00	AA–		4,116,800

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
295	4.500%, 9/01/12	No Opt. Call	A–		301,133
300	4.550%, 9/01/14	No Opt. Call	A–		314,427
8,815	Total South Dakota				9,085,758
	Tennessee – 2.1%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+		761,332
750	5.000%, 7/01/18	7/16 at 100.00	BBB+		785,828

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+		4,833,150

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–		1,700,934
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–		1,769,056
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–		1,387,944

10,000	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA+	(4)	10,925,100

12,145	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/13 – NPFG Insured	No Opt. Call	AA+		13,235,014

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB		515,340

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+		1,448,944

Nuveen Investments	137

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
$5,790	5.000%, 9/01/12	No Opt. Call	Ba3		$5,993,576
11,885	5.250%, 9/01/20	No Opt. Call	Ba3		11,974,138
52,465	Total Tennessee				55,330,356
	Texas – 8.7%

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – NPFG Insured	5/13 at 100.00	A+		9,288,488

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R		6,337,980

3,380	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		3,446,924

10,010	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		11,535,724

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,000	5.250%, 12/01/11	No Opt. Call	A+		1,003,350
1,150	5.250%, 12/01/12	No Opt. Call	A+		1,196,759
1,000	5.250%, 12/01/13	No Opt. Call	A+		1,069,600

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	1/12 at 100.00	AA+	(4)	8,252,580

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA		5,831,014
5,385	5.000%, 11/01/23	11/19 at 100.00	AA		6,087,527
5,660	5.000%, 11/01/24	11/19 at 100.00	AA		6,329,578

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.603%, 11/01/41 (IF)	11/21 at 100.00	AA		2,809,636

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
6,355	5.250%, 9/01/24	9/16 at 100.00	A2		6,661,057
6,920	5.250%, 9/01/25	9/16 at 100.00	A2		7,196,108
4,295	5.250%, 9/01/26	9/16 at 100.00	A2		4,443,607

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2		4,525,840
3,810	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2		2,013,661

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,025	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,376,800
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	5,699,430

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – AGM Insured	12/11 at 100.00	AA+		10,044,300

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	AA+	(4)	10,502,900

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A		2,064,483
2,000	5.000%, 7/01/26	7/21 at 100.00	A		2,156,440

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–		1,669,774

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA+		6,702,669

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–		$1,908,460

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A	(4)	4,853,490

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	A+		3,725,464

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011C:
2,370	0.000%, 9/01/43	9/31 at 100.00	AA		1,312,482
9,130	0.000%, 9/01/45	9/31 at 100.00	AA		5,593,312

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2		8,855,014
9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2		9,619,061

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+	(4)	5,554,550

5,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–		5,462,700

4,825	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2		5,035,901

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 18.084%, 10/01/14 (IF)	No Opt. Call	AAA		7,274,800

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 17.871%, 10/01/15 (IF)	No Opt. Call	Aa2		6,785,044

2,635	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa2		2,686,804

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1		4,906,950
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1		11,023,489

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A		2,726,494
2,900	4.000%, 8/15/19	No Opt. Call	A		3,018,465
3,015	4.000%, 8/15/20	No Opt. Call	A		3,090,857
3,135	4.000%, 8/15/21	No Opt. Call	A		3,181,367

785	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	805,732
224,645	Total Texas				230,666,665
	Utah – 0.5%

6,330	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		6,425,393

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.542%, 7/01/21 (IF)	7/18 at 100.00	AAA		2,275,200
2,500	17.542%, 7/01/22 (IF)	7/18 at 100.00	AAA		4,550,400
10,080	Total Utah				13,250,993
	Virgin Islands – 0.3%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB		1,566,096

Nuveen Investments	139

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virgin Islands (continued)

$6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		$6,087,900
7,580	Total Virgin Islands				7,653,996
	Virginia – 0.1%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A2		2,520,756

1,130	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		1,162,714
3,500	Total Virginia				3,683,470
	Washington – 2.4%

4,930	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A		5,422,014

2,725	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA	(4)	2,977,362

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aa1		5,167,350

1,900	Grant County Public Utility District 2, Washington, Electric System Revenue Bonds, Refunding Series 2011-I, 5.000%, 1/01/20	No Opt. Call	AA–		2,208,465

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,610,898

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		1,197,114

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AA		9,753,065

6,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A		6,068,760

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
380	5.500%, 6/01/12	No Opt. Call	A1		387,019
5,355	6.500%, 6/01/26	6/13 at 100.00	A3		5,446,196

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+		14,212,080

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 17.778%, 1/01/16 (IF)	No Opt. Call	AA+		4,510,866
56,425	Total Washington				62,961,189
	Wisconsin – 3.3%

100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA		103,120

4,100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		4,235,136

2,825	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	A3		2,890,766

8,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA–		9,223,580

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		1,983,620

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		2,317,224
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,512,991

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

$5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2		$5,224,950

6,170	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		7,086,800

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	BBB+		2,537,635
11,955	5.250%, 8/15/20	8/16 at 100.00	BBB+		12,284,717

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	BBB+		10,215,923

2,755	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	1/12 at 100.00	AA		2,757,807

1,430	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(4)	1,598,594

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	AA–		10,482,657

10,035	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA		11,306,933
81,325	Total Wisconsin				86,762,453
$2,475,678	Total Investments (cost $2,474,642,338) – 97.0%				2,560,114,223
	Other Assets Less Liabilities – 3.0%				78,365,864
	Net Assets – 100%				$2,638,480,087

1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	141

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.2%

	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001:
$3,815	5.500%, 12/01/12	12/11 at 101.00	A1		$3,866,007
350	5.750%, 12/01/17	12/11 at 101.00	A1		354,260
3,820	5.500%, 12/01/21	12/11 at 101.00	A1		3,841,430

3,830	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa2		3,916,443

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3		1,043,960
1,000	5.000%, 11/15/14	No Opt. Call	A3		1,054,330

1,075	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/15	No Opt. Call	BBB–		1,070,528

4,500	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/12 – AGM Insured	No Opt. Call	AA+		4,473,405

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	No Opt. Call	BBB		1,500,705

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
925	5.000%, 12/01/11	No Opt. Call	A–		927,488
745	5.000%, 12/01/12	No Opt. Call	A–		769,049
570	5.000%, 12/01/13	No Opt. Call	A–		600,763

6,305	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	7,168,596
29,435	Total Alabama				30,586,964
	Alaska – 0.5%

8,155	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Ba1		7,529,512

3,420	Valdez, Alaska, Marine Terminal Revenue Refunding Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A		3,853,451
11,575	Total Alaska				11,382,963
	Arizona – 4.5%

500	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	AA		552,810

2,930	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	A+		3,311,340

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3		921,036

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA+		13,560,621
760	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA+		868,239

7,760	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA+		8,502,477

	Arizona State, Certificates of Participation, Series 2010A:
4,660	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA+		5,271,765
11,835	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA+		13,465,271
2,600	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA+		2,966,496

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
3,925	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA+		4,388,660
1,890	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA+		2,148,155
2,330	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA+		2,673,046
5,000	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA+		5,771,350

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

$1,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004, 5.250%, 5/15/12	No Opt. Call	A–		$1,021,960

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	AA–		2,380,320

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13 (ETM)	No Opt. Call	N/R	(4)	3,277,428
3,000	5.000%, 4/01/15 (ETM)	No Opt. Call	N/R	(4)	3,410,190

10,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Serivce Company, Cholla Project, Series 2009A, 5.000%, 6/01/34 (Mandatory put 6/01/12)	No Opt. Call	BBB		10,197,200

19,515	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1		21,930,957

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A		778,035

300	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	4/12 at 100.00	N/R		301,308

1,735	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.000%, 7/15/14	No Opt. Call	A1		1,807,003

2,545	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		2,493,184
101,170	Total Arizona				111,998,851
	Arkansas – 0.1%

1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	Baa1		1,620,135
	California – 6.0%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
6,620	5.500%, 5/01/13 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	Aa3	(4)	6,861,564
3,300	5.500%, 5/01/13 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	AA–	(4)	3,420,417

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
3,200	5.000%, 5/01/16	No Opt. Call	AA–		3,685,472
3,125	5.000%, 5/01/17	No Opt. Call	AA–		3,652,844

3,575	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA–		3,959,062

3,015	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/01/14)	No Opt. Call	A		3,262,984

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	AAA		1,075,890

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1:
4,440	5.000%, 11/01/16	No Opt. Call	A2		4,930,220
3,675	5.000%, 11/01/17	No Opt. Call	A2		4,096,780

9,690	California State, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A1		10,234,675

5,000	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A1		5,670,650

	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A:
5,000	5.000%, 4/01/14	No Opt. Call	A+		5,460,600
5,000	5.000%, 4/01/16	No Opt. Call	A+		5,659,250

Nuveen Investments	143

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$10,495	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1		$11,177,385

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB		1,034,950

	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A:
1,650	5.000%, 7/01/16	No Opt. Call	Aa3		1,898,853
20	5.250%, 7/01/21	7/19 at 100.00	Aa3		23,113

4,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14)	No Opt. Call	Aa3		4,420,480

3,325	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1		3,438,316

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,505	5.000%, 8/15/12	No Opt. Call	N/R		1,522,007
1,000	5.000%, 8/15/13	No Opt. Call	N/R		1,020,140

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
1,115	5.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A2		1,135,416
1,180	5.000%, 6/01/17	1/12 at 100.00	A2		1,180,543

11,985	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		12,892,265

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,170	5.000%, 6/01/15	No Opt. Call	A3		3,326,566
2,665	5.000%, 6/01/16	No Opt. Call	Baa1		2,801,715
8,925	4.500%, 6/01/27	6/17 at 100.00	BBB–		7,222,110

12,000	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011C, 4.500%, 3/01/41 (Mandatory put 3/01/16)	No Opt. Call	A		12,512,400

1,770	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Lien Series 2010B, 5.000%, 6/01/20	No Opt. Call	AAA		2,107,628

315	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+	(4)	383,276

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
1,850	5.000%, 9/01/19 – AMBAC Insured	No Opt. Call	AA+		2,029,654
2,255	5.000%, 9/01/20 – AMBAC Insured	No Opt. Call	AA+		2,452,290

4,125	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15	No Opt. Call	AA		3,892,556

6,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3		6,407,688

75	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 1983, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA		80,411

1,715	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 5.750%, 9/01/22	9/12 at 102.00	N/R		1,747,551

185	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa		244,080

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3		1,483,545
1,500	5.000%, 9/01/15	No Opt. Call	Baa3		1,573,950

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
$500	3.500%, 7/01/16	No Opt. Call	N/R		$507,090
500	3.800%, 7/01/17	No Opt. Call	N/R		509,695
143,135	Total California				150,996,081
	Colorado – 1.8%

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/14	No Opt. Call	A–		1,059,000
2,320	5.250%, 6/01/17	6/16 at 100.00	A–		2,494,255

1,120	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Series 2010C, 4.000%, 11/01/14	No Opt. Call	Aa3		1,216,454

3,920	Colorado Water Resources and Power Development Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004A, 5.000%, 9/01/23	9/14 at 100.00	AAA		4,262,059

15,955	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – NPFG Insured	No Opt. Call	Baa1		16,840,024

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	Baa1		4,663,080

2,550	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – NPFG Insured (ETM)	No Opt. Call	Baa1	(4)	2,758,208

1,315	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R		1,288,713

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA+	(4)	11,883,100
42,680	Total Colorado				46,464,893
	Connecticut – 0.7%

730	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R		740,132

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – AGM Insured	11/12 at 100.00	AA+		10,526,000

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
10	5.500%, 1/01/14 (Alternative Minimum Tax)	1/12 at 100.00	BBB		10,027
1,700	5.500%, 1/01/20 (Alternative Minimum Tax)	1/12 at 100.00	BBB		1,699,847

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2010A-1:
1,325	5.000%, 2/01/13	No Opt. Call	A1		1,395,159
1,915	5.000%, 2/01/14	No Opt. Call	A1		2,082,869
15,680	Total Connecticut				16,454,034
	Delaware – 0.0%

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	Ba3		679,190
	District of Columbia – 0.1%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,100	5.000%, 12/01/16	No Opt. Call	AAA		1,294,293
1,100	5.000%, 12/01/17	No Opt. Call	AAA		1,307,460
2,200	Total District of Columbia				2,601,753
	Florida – 5.7%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
5,665	6.000%, 6/01/16	No Opt. Call	A+		6,368,423
960	5.500%, 6/01/17	No Opt. Call	A+		1,062,893

Nuveen Investments	145

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$4,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+		$4,310,920

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
5,000	5.000%, 6/01/14	No Opt. Call	A+		5,342,600
25	5.250%, 6/01/17	No Opt. Call	A+		26,737

1,000	Florida Board of Education, Lottery Revenue Bonds, Series 2008B, 4.000%, 7/01/13	No Opt. Call	AAA		1,055,440

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
205	5.000%, 3/01/14 – NPFG Insured	No Opt. Call	A+		217,806
5,585	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		6,001,976
480	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		518,635

	Florida Deparmtent of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–		5,183,539
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–		7,450,593

10,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA–		10,919,900

2,580	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2		2,914,213

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
6,155	5.000%, 7/01/15	No Opt. Call	AAA		6,964,198
2,830	5.000%, 7/01/16	No Opt. Call	AAA		3,257,500
1,115	5.000%, 7/01/17	No Opt. Call	AAA		1,295,273

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – AGM Insured	No Opt. Call	AA+		8,708,960

3,600	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB		4,317,984

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	AA–		261,108

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	550,890

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,752,069

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	BBB+		2,781,216

1,515	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3		1,679,605

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1&2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	BBB	(4)	3,879,066
4,000	3.750%, 12/01/18	No Opt. Call	BBB	(4)	4,165,440

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquistion, Series 2010E:
1,515	4.000%, 4/01/15	No Opt. Call	Aa3		1,625,474
1,640	4.000%, 4/01/17	No Opt. Call	Aa3		1,739,351
1,705	5.000%, 4/01/18	No Opt. Call	Aa3		1,909,515
1,790	5.000%, 4/01/19	No Opt. Call	Aa3		2,000,934
1,880	5.000%, 4/01/20	No Opt. Call	Aa3		2,083,999

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$2,700	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA+		$3,154,140

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,220	5.000%, 10/01/14	No Opt. Call	A		1,306,681
1,145	5.125%, 10/01/16	No Opt. Call	A		1,253,237

5,250	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	BBB		5,480,055

5,050	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Mandatory put 10/01/13)	No Opt. Call	Aa1		5,325,831

1,690	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1988, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A	(4)	2,172,326

2,085	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.000%, 12/01/12	No Opt. Call	BBB–		2,124,594

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+		5,520,000

8,980	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa		10,344,870

2,250	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–		2,469,825

1,595	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17 (5)	No Opt. Call	N/R		1,160,969

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA+		3,396,649
131,200	Total Florida				144,055,434
	Georgia – 1.7%

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	A1		3,148,710

4,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 5.050%, 11/01/48 (Mandatory put 1/12/12)	No Opt. Call	A		4,034,760

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 2.000%, 4/01/33 (Mandatory put 9/30/14)	No Opt. Call	BBB		3,002,100

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,260	5.000%, 4/01/15	No Opt. Call	AA+		1,431,826
1,425	5.000%, 4/01/17	No Opt. Call	AA+		1,681,329

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2		1,088,880

	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V:
1,355	6.500%, 1/01/12 – FGIC Insured	No Opt. Call	A+		1,366,111
350	6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A1		403,774

610	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/13 – AMBAC Insured	No Opt. Call	A+		628,733

2,100	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA		2,341,206

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA		13,744,245

195	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2		225,662

7,555	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A		8,765,689
37,290	Total Georgia				41,863,025

Nuveen Investments	147

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii – 0.2%

$3,750	Hawaii State, General Obligation Bonds, Series 2008, Trust 3215, 17.984%, 5/01/14 (IF)	No Opt. Call	AA	$6,186,000
	Illinois – 8.9%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,282,681

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	BBB	1,070,960

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–	1,142,757

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A1	5,090,900

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Arcoss Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	No Opt. Call	Aa3	4,255,250

7,095	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	8,003,231

3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	3,830,715

3,250	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA	3,654,170

2,895	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA	3,287,765

1,266	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA+	1,343,353

1,095	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.750%, 5/15/14 – NPFG Insured	1/12 at 100.00	Baa1	1,096,643

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:
1,135	5.000%, 11/15/11 – SYNCORA GTY Insured	No Opt. Call	BBB+	1,136,839
1,030	5.000%, 11/15/12 – SYNCORA GTY Insured	No Opt. Call	BBB+	1,069,459

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A+	1,305,825

2,500	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 3.375%, 7/01/25 (Mandatory put 2/03/14)	No Opt. Call	Aa1	2,631,850

2,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 3.875%, 11/01/30 (Mandatory put 5/01/12)	No Opt. Call	AA	2,035,440

3,575	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	No Opt. Call	AA	3,842,124

1,687	Illinois Finance Authority, Revenue Bonds, Monarch Landing Inc. Facility, Series 2007A, 5.500%, 12/01/13 (5)	No Opt. Call	N/R	17

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,434,202

	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B:
1,000	5.000%, 5/01/13	No Opt. Call	Baa3	1,026,900
2,510	5.000%, 5/01/25	No Opt. Call	Baa3	2,435,679

410	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	1/12 at 100.00	BBB	410,283

4,375	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/13	No Opt. Call	Baa1	4,403,700

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,384,810

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, Refunding Series 2004B:
$2,435	5.000%, 3/01/13 – AMBAC Insured	No Opt. Call	A+	$2,557,797
3,305	5.000%, 3/01/14	No Opt. Call	A+	3,569,036

	Illinois State, General Obligation Bonds, Refunding Series 2006:
70	5.000%, 1/01/13	No Opt. Call	A+	73,117
650	5.000%, 1/01/14	No Opt. Call	A+	698,815
140	5.000%, 1/01/15	No Opt. Call	A+	153,567
3,335	5.000%, 1/01/16	No Opt. Call	A+	3,681,640

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
1,010	5.000%, 1/01/13	No Opt. Call	A+	1,054,975
1,525	5.000%, 1/01/16	No Opt. Call	A+	1,683,509
1,065	5.250%, 1/01/20	No Opt. Call	A+	1,168,965

210	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A+	225,956

	Illinois State, General Obligation Bonds, Refunding Series 2010:
6,100	5.000%, 1/01/13	No Opt. Call	A+	6,371,633
3,630	5.000%, 1/01/14	No Opt. Call	A+	3,902,613
1,255	5.000%, 1/01/15	No Opt. Call	A+	1,376,622
1,985	5.000%, 1/01/16	No Opt. Call	A+	2,191,321
5,000	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA+	5,562,400
490	5.000%, 1/01/17	No Opt. Call	A+	543,616
4,920	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	5,474,435
21,765	5.000%, 1/01/18	No Opt. Call	A+	24,165,897
500	5.000%, 1/01/19	No Opt. Call	A+	547,650

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	10/13 at 100.00	A+	7,322,634

1,435	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	6/13 at 100.00	A+	1,494,610

1,840	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/16 – NPFG Insured	3/14 at 100.00	A+	1,957,797

	Illinois State, General Obligation Bonds, Series 2004:
860	5.000%, 11/01/13 – AMBAC Insured	No Opt. Call	A+	922,548
915	5.000%, 9/01/14 – NPFG Insured	No Opt. Call	A+	1,000,315

	Illinois State, General Obligation Bonds, Series 2005:
795	5.000%, 4/01/14 – AMBAC Insured	No Opt. Call	A+	860,349
2,000	5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA+	2,184,540

620	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/17	No Opt. Call	A+	690,816

	Illinois State, General Obligation Bonds, Series 2006:
3,955	5.000%, 1/01/16	No Opt. Call	A+	4,366,083
1,005	5.000%, 1/01/17	1/16 at 100.00	A+	1,094,857

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA+	1,041,540

	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010:
3,015	5.000%, 6/15/15	No Opt. Call	AAA	3,367,876
2,030	5.000%, 6/15/16	No Opt. Call	AAA	2,298,792

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
170	5.500%, 5/01/15 – AGM Insured	No Opt. Call	AA+	190,832
990	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	A+	1,111,602
2,355	5.000%, 8/01/21	1/12 at 100.00	A+	2,360,888

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002:
1,135	5.500%, 4/01/12 – AGM Insured	No Opt. Call	AA+	1,157,927
865	5.250%, 8/01/12 – NPFG Insured	No Opt. Call	A+	894,081
1,035	5.500%, 8/01/13 – NPFG Insured	No Opt. Call	A+	1,110,772
570	5.500%, 8/01/14 – NPFG Insured	No Opt. Call	A+	629,576
450	5.500%, 8/01/15 – NPFG Insured	No Opt. Call	A+	506,943
300	5.250%, 12/01/19 – AGM Insured	12/12 at 100.00	AA+	311,307

1,420	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – NPFG Insured	No Opt. Call	AAA	1,459,277

Nuveen Investments	149

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,295	Kane County School District 129, Aurora West, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A+	$2,422,304

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
1,765	0.582%, 12/15/13	No Opt. Call	AAA	1,729,877
1,000	0.682%, 12/15/16	12/14 at 100.00	AAA	973,960

896	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	872,731

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
5,000	4.000%, 6/01/12	No Opt. Call	A	5,087,000
195	5.000%, 6/01/15	No Opt. Call	A	213,217
5,000	5.000%, 6/01/16	No Opt. Call	A–	5,526,600
6,035	5.000%, 6/01/17	No Opt. Call	A	6,560,528
5,100	5.000%, 6/01/18	No Opt. Call	A	5,481,021
9,450	5.000%, 6/01/19	No Opt. Call	A	10,120,005
5,185	5.250%, 6/01/20	No Opt. Call	A	5,562,157
20	5.250%, 6/01/21	No Opt. Call	A	21,269

6,785	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3	8,098,033

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	8,187,746
208,024	Total Illinois			223,371,527
	Indiana – 2.8%

6,145	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	6,590,574

750	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BBB–	760,320

10,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	10,328,300

11,065	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	12,123,367

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+	1,011,690

2,500	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005-A3, 1.700%, 11/01/27 (Mandatory put 9/01/14)	No Opt. Call	AA	2,549,600

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 5.000%, 11/01/27 (Mandatory put 8/01/13)	No Opt. Call	AA	3,227,940

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,246,985

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA+	4,886,261

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,150	5.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,313,818
1,580	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A+	1,862,883
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	4,334,643

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa1	4,570,334

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

$6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa2		$7,077,948

5,045	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	AAA		5,766,990
64,035	Total Indiana				69,651,653
	Iowa – 0.6%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+		1,242,863
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA+		1,509,058
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA+		1,554,584
1,245	5.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+		1,380,518

930	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.000%, 8/15/12 – AGC Insured	No Opt. Call	Aa3		960,504

3,100	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2009F, 5.000%, 8/15/39 (Mandatory put 8/15/12)	No Opt. Call	Aa3		3,208,159

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,865	5.000%, 6/01/17	No Opt. Call	AA		2,196,261
3,000	5.000%, 6/01/18	No Opt. Call	AA		3,566,790

120	Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		127,310
14,120	Total Iowa				15,746,047
	Kansas – 0.9%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,535	5.000%, 9/01/16	No Opt. Call	AAA		5,322,684
6,000	5.000%, 9/01/17	No Opt. Call	AAA		7,160,460

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:
1,000	5.250%, 11/15/11	No Opt. Call	A2		1,001,710
650	5.250%, 11/15/14	No Opt. Call	A2		712,543

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AA+		3,809,548

2,135	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		2,208,935

3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB		2,240,089
21,715	Total Kansas				22,455,969
	Kentucky – 1.2%

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3		4,241,325

5,642	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University Project, Refunding and Improvement Series 2006, 5.200%, 8/01/22 (Pre-refunded 6/27/12)	6/12 at 102.00	AA+	(4)	5,894,210

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA–		17,852,552

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA+		2,381,111
27,022	Total Kentucky				30,369,198

Nuveen Investments	151

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana – 1.0%

$5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB	$5,161,950

400	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 8.500%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	453,360

1,185	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	No Opt. Call	A+	1,364,919

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15 (5), (6), (7)	No Opt. Call	N/R	1,282,581

	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
585	5.000%, 1/01/14 – NPFG Insured	No Opt. Call	Baa1	625,043
265	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	276,628

5,000	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 7.000%, 12/01/38 (Mandatory put 12/01/11)	No Opt. Call	BBB	5,021,700

6,655	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	7,454,132

2,245	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	3/14 at 101.00	AA+	2,426,890
24,035	Total Louisiana			24,067,203
	Maine – 0.1%

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB	3,558,258
	Maryland – 2.3%

6,235	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,562,120

2,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 4.500%, 1/01/13	No Opt. Call	BBB–	2,393,428

455	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	526,226

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,871,450
5,500	5.000%, 7/15/17	No Opt. Call	AAA	6,575,030
5,120	5.000%, 7/15/18	No Opt. Call	AAA	6,205,901

13,165	Maryland, General Obligation Bonds, State and Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	15,825,383

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	11,688,000
47,825	Total Maryland			56,647,538
	Massachusetts – 2.9%

3,860	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA+	4,307,760

1,005	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	974,388

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	12/11 at 100.00	A–	885,823

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:
$5,100	5.625%, 1/01/12 – NPFG Insured	No Opt. Call	Baa1		$5,131,671
625	5.625%, 1/01/14 – NPFG Insured	1/12 at 101.00	Baa1		633,750

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,000	5.000%, 11/15/15	No Opt. Call	AAA		2,322,180
2,000	5.000%, 11/15/16	No Opt. Call	AAA		2,366,760
1,500	5.000%, 11/15/17	No Opt. Call	AAA		1,804,410
1,000	5.000%, 11/15/18	No Opt. Call	AAA		1,217,750

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA		11,731,800

8,555	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	9,329,997

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+		15,687,432

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA		5,465,450

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA		2,689,056
2,420	4.000%, 8/15/16	No Opt. Call	AA		2,722,379
2,420	4.000%, 8/15/17	No Opt. Call	AA		2,736,851
2,420	4.000%, 8/15/18	No Opt. Call	AA		2,744,353
64,110	Total Massachusetts				72,751,810
	Michigan – 2.6%

2,450	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/21 – AGM Insured	5/14 at 100.00	AA+		2,628,042

1,170	Kent Hospital Finance Authority (Michigan), Hospital Revenue Refunding Bonds (Butterworth Hospital), Series 1993A, 7.250%, 1/15/13 – NPFG Insured	No Opt. Call	AA		1,206,036

3,130	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+		3,577,559

7,260	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA		7,389,010

2,350	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Refunding Series 2002, 5.000%, 10/01/22	10/12 at 100.00	AAA		2,443,695

1,010	Michigan State Building Authority, Revenue Bonds, State Police Communications System Project, Series 2004, 5.375%, 10/01/15 – NPFG Insured	10/14 at 100.00	A+		1,115,111

6,185	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – AGM Insured	No Opt. Call	AA+		6,710,416

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	3,203,310

1,415	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, McLaren Healthcare Corporation, Series 1998A, 5.100%, 6/01/13	1/12 at 100.00	Aa3		1,418,821

6,000	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+		6,883,740

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2		1,875,170

2,000	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2		2,310,540

7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detriot Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	A		7,683,550

Nuveen Investments	153

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,000	Pinckney Community Schools, Livingston and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19 – AGM Insured	5/14 at 100.00	AA+	$1,075,470

1,340	South Lyon Community Schools, Oakland, Washtenaw and Livingston Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/19 – AGM Insured	No Opt. Call	AA+	1,465,679

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 – FGIC Insured	No Opt. Call	Aa2	1,116,133

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa2	5,598,268

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,897,355
61,065	Total Michigan			66,597,905
	Minnesota – 1.8%

4,150	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1	4,435,894

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	797,880
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,833,267
1,690	5.000%, 2/01/26	No Opt. Call	AA+	1,897,887

5,000	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	5,612,750

2,979	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AA+	3,078,057

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2005A, 5.000%, 1/01/18 – AMBAC Insured	1/15 at 100.00	A	1,599,990

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005–6G, 5.000%, 10/01/13	No Opt. Call	A2	1,348,088

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AA+	4,661,520
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,707,400

5,050	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/16	No Opt. Call	AA+	5,920,873

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,000	5.000%, 1/01/14 – AGC Insured	No Opt. Call	AA+	1,085,850
1,500	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	1,672,845
5,500	5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA+	6,259,055
39,979	Total Minnesota			44,911,356
	Mississippi – 0.1%

1,790	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	No Opt. Call	AA	1,931,553

1,340	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB–	1,361,480
3,130	Total Mississippi			3,293,033
	Missouri – 1.6%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,355	5.000%, 4/01/12	No Opt. Call	N/R	1,375,311
500	5.000%, 4/01/13	No Opt. Call	N/R	521,490

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Missouri (continued)

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011:
$360	5.000%, 6/01/21	6/16 at 100.00	N/R		$365,134
2,000	5.625%, 6/01/23	6/16 at 100.00	N/R		2,018,760

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,535	5.000%, 1/01/17	No Opt. Call	Aaa		4,179,678
2,985	5.000%, 1/01/18	No Opt. Call	Aaa		3,587,403

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	N/R		1,021,140

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
7,425	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–		8,299,220
11,650	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–		13,049,864

5,020	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA+		5,414,472
35,830	Total Missouri				39,832,472
	Nebraska – 0.5%

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2009:
1,915	3.000%, 1/15/16	No Opt. Call	AAA		2,065,500
3,475	3.000%, 1/15/17	No Opt. Call	AAA		3,763,877
3,220	3.000%, 1/15/18	No Opt. Call	AAA		3,492,798
2,520	3.000%, 1/15/19	No Opt. Call	AAA		2,714,620
11,130	Total Nebraska				12,036,795
	Nevada – 1.1%

535	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13	9/12 at 101.00	BBB+		552,174

435	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB+	(4)	459,269

4,515	Clark County School District, Nevada, General Obligation Refunding Bonds, Series 2002A, 5.500%, 6/15/15 – AGM Insured	12/12 at 103.00	AA+		4,863,423

1,550	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series 2006, 5.000%, 11/01/21 – AMBAC Insured	No Opt. Call	AA+		1,679,534

2,525	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010, 5.000%, 7/01/15	No Opt. Call	Aa3		2,817,547

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
1,000	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	D		228,000
345	0.000%, 1/01/14 – AMBAC Insured	No Opt. Call	N/R		70,449
5,000	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	N/R		964,000
65	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	N/R		11,824
1,220	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	N/R		197,274

5,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+		5,459,550

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – AGM Insured	No Opt. Call	AA+		7,086,687

2,575	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA+		2,910,986
31,825	Total Nevada				27,300,717

Nuveen Investments	155

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Hampshire – 0.2%

$5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB		$5,340,000
	New Jersey – 4.9%

1,175	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB		1,132,019

250	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R		268,640

350	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R		382,095

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
6,860	5.000%, 6/15/12 – FGIC Insured	No Opt. Call	BBB		6,969,760
7,490	5.000%, 6/15/13 – FGIC Insured	No Opt. Call	BBB		7,762,636
3,565	5.375%, 6/15/14	No Opt. Call	BBB		3,777,795
320	5.375%, 6/15/15	No Opt. Call	BBB		342,368
45	5.375%, 6/15/15 – RAAI Insured	No Opt. Call	Baa3		48,146
30	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Baa3		32,393
3,055	5.625%, 6/15/18	1/12 at 100.00	BBB		3,056,680
2,825	5.625%, 6/15/19	1/12 at 100.00	BBB		2,825,989

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	A+		2,142,600
2,325	5.000%, 9/01/14	No Opt. Call	A+		2,552,711

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – AGM Insured	No Opt. Call	AA+		4,069,685

4,305	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA+		4,729,430

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BBB–		4,163,814
4,260	5.000%, 7/01/19	No Opt. Call	BBB–		4,385,414

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa		505,329

1,400	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/14 – AGM Insured	No Opt. Call	AA+		1,554,112

5,140	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – AGM Insured	No Opt. Call	AA+		5,436,372

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	Aaa		5,763,700

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,260	5.000%, 12/15/17	No Opt. Call	A+		5,954,478
9,730	5.000%, 12/15/18	No Opt. Call	A+		11,030,609

54	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	A3	(4)	56,507

425	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AA+	(4)	448,375

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
3,285	6.500%, 1/01/16	No Opt. Call	A+		3,875,216
1,230	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+		1,450,994

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
95	6.500%, 1/01/16 (ETM)	No Opt. Call	A+	(4)	115,770
235	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	286,378

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$2,965	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	$3,288,215
1,635	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+	(4)	1,813,231
100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3+	(4)	110,901
1,050	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	1,164,461

1,365	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	No Opt. Call	AAA		1,428,254

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	N/R		2,692,253

1,700	Passaic Valley Sewage Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2		1,956,275

4,915	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		5,072,919

3,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		3,582,620

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,985	5.000%, 6/01/14	No Opt. Call	A1		4,201,943
5,640	5.000%, 6/01/15	No Opt. Call	A1		5,988,834
8,805	4.500%, 6/01/23	6/17 at 100.00	BBB		8,022,324
116,989	Total New Jersey				124,442,245
	New Mexico – 0.3%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	BBB+		2,668,063
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+		2,852,736

1,215	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa		1,337,885
6,525	Total New Mexico				6,858,684
	New York – 8.3%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	BBB		542,450

1,500	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA–		1,758,300

1,875	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2000B, 6.250%, 8/15/15	8/12 at 100.00	AAA		1,932,844

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	A1		1,616,315
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	A1		1,902,703

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:
985	5.500%, 7/01/12	No Opt. Call	Baa1		1,008,315
1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,093,113

5,535	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	5,845,901

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		1,673,550

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		3,664,500

1,585	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		1,572,843

Nuveen Investments	157

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$10,075	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA		$11,744,428

5,025	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA		5,219,870

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	Baa1		7,839,720

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	A–		2,169,420

7,330	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, New York State Electric and Gas Corporation, Remarketed Series 1994C, 3.000%, 6/01/29 (Mandatory put 6/03/13)	No Opt. Call	BBB+		7,478,213

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–		5,453,850
5,000	4.000%, 4/01/17	No Opt. Call	AA–		5,465,950
6,525	5.000%, 4/01/18	No Opt. Call	AA–		7,574,546

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C:
1,780	5.500%, 6/01/18	6/12 at 100.00	AA–		1,822,738
1,075	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA+		1,142,897
500	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA+		531,580
50	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA+		53,158

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
9,115	5.500%, 6/01/19	6/13 at 100.00	AA–		9,726,343
1,700	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		1,807,372
11,200	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		11,907,392
8,680	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–		9,228,229

4,975	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa3	(4)	5,127,583

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
2,015	5.500%, 6/01/18	6/12 at 100.00	AA–		2,063,380
3,880	5.500%, 6/01/19	No Opt. Call	AA–		4,140,232
10,005	5.500%, 6/01/20	6/13 at 100.00	AA–		10,676,035
260	5.500%, 6/01/20 – FGIC Insured	6/13 at 100.00	AA–		277,438
13,755	5.500%, 6/01/21	6/13 at 100.00	AA–		14,677,548
3,820	5.500%, 6/01/22	6/13 at 100.00	AA–		4,076,207

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
7,800	5.000%, 6/01/15	No Opt. Call	AA–		8,740,134
5,000	5.000%, 6/01/16	No Opt. Call	AA–		5,686,650
3,600	5.000%, 6/01/17	No Opt. Call	AA–		4,131,108
2,800	5.000%, 6/01/18	No Opt. Call	AA–		3,236,940

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/17	No Opt. Call	AA–		11,457,400

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
3,015	5.000%, 12/15/16	No Opt. Call	AAA		3,519,259
1,000	5.000%, 12/15/17	No Opt. Call	AAA		1,182,280

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$7,100	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	$8,482,796

5,175	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA	5,518,672

1,515	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa2	1,531,695

240	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R	238,159

1,890	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 4.750%, 6/01/22	6/16 at 100.00	BBB	1,824,341

210	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R	208,389
191,685	Total New York			208,572,786
	North Carolina – 1.9%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	AA–	3,469,620
2,010	5.000%, 3/01/17	No Opt. Call	AA–	2,356,524
2,025	5.000%, 3/01/18	No Opt. Call	AA–	2,399,990

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+	6,368,505
3,000	5.000%, 3/01/18	No Opt. Call	AA+	3,563,430

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	Aaa	1,592,415
1,500	3.000%, 6/01/15	No Opt. Call	Aaa	1,612,920
1,500	3.000%, 6/01/16	No Opt. Call	Aaa	1,622,910
765	3.000%, 6/01/17	No Opt. Call	Aaa	830,469

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	A–	4,032,680

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
2,665	3.000%, 2/15/15 – AGC Insured	No Opt. Call	AA+	2,754,357
3,155	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA+	3,321,269
2,760	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA+	2,970,367

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,193,840
5,155	5.000%, 5/01/20	5/19 at 100.00	AA+	6,083,519
3,040	5.000%, 5/01/21	5/19 at 100.00	AA+	3,548,896
42,575	Total North Carolina			47,721,711
	North Dakota – 0.3%

800	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	Aa3	857,648

6,705	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	Baa1	7,294,772
7,505	Total North Dakota			8,152,420

Nuveen Investments	159

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio – 2.5%

$895	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AA+	(4)	$905,140

2,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/12	No Opt. Call	BBB+		2,258,618

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	Aa3		2,485,201
2,580	5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3		2,971,876

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
5,780	5.000%, 6/01/14	No Opt. Call	A1		6,094,663
5,705	5.000%, 6/01/15	No Opt. Call	A1		6,057,854
6,235	5.000%, 6/01/16	No Opt. Call	A3		6,600,059
2,875	5.000%, 6/01/17	No Opt. Call	Baa1		3,011,620

9,670	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BB-		7,450,832

2,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 - AGM Insured	No Opt. Call	AA+		2,170,200

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA		1,679,269
1,540	5.000%, 12/01/20	12/19 at 100.00	AA		1,730,775
1,620	5.000%, 12/01/21	12/19 at 100.00	AA		1,804,469

2,000	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 5.500%, 1/01/12	No Opt. Call	Aa2		2,017,120

845	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A, 5.500%, 8/15/12	No Opt. Call	A–		863,920

270	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	1/12 at 100.00	BBB+		270,589

5,650	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38 (Mandatory put 6/01/14)	No Opt. Call	A3		5,853,570

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB-		4,414,360

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
690	5.000%, 1/01/17	No Opt. Call	Aa2		779,707
500	5.000%, 1/01/18	No Opt. Call	Aa2		566,275

155	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa		173,509

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+		2,388,018

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5), (6)	No Opt. Call	N/R		180,990
62,180	Total Ohio				62,728,634
	Oklahoma – 1.7%

	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010:
1,000	3.500%, 6/01/12	No Opt. Call	A+		1,017,240
4,845	4.000%, 6/01/14	No Opt. Call	A+		5,184,780

1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA		1,996,514

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma (continued)

$3,825	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Putnam City Schools Project, Series 2010, 3.500%, 3/01/12	No Opt. Call	A		$3,861,338

850	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007, 5.350%, 7/01/17	No Opt. Call	N/R		791,996

3,750	Tulsa (Oklahoma), Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	A2		4,168,163

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	A3		1,041,110
1,200	4.500%, 6/01/16	6/15 at 100.00	A3		1,258,860

12,700	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	A3	(4)	15,167,737

7,325	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–		8,459,569
38,430	Total Oklahoma				42,947,307
	Oregon – 0.1%

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA		1,160,740

2,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A, 5.000%, 10/01/18	No Opt. Call	A1		2,328,860
3,000	Total Oregon				3,489,600
	Pennsylvania – 5.5%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
755	4.200%, 2/15/12	No Opt. Call	Baa3		757,514
785	4.300%, 2/15/13	No Opt. Call	Baa3		795,590
1,480	4.375%, 2/15/14	No Opt. Call	Baa3		1,508,830

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa2		1,726,912
1,800	5.000%, 5/01/13	No Opt. Call	Baa2		1,843,362
1,865	5.000%, 5/01/14	No Opt. Call	Baa2		1,920,148
1,985	5.000%, 5/01/15	No Opt. Call	Baa2		2,047,925
1,620	5.000%, 5/01/16	No Opt. Call	Baa2		1,660,630
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa2		1,289,099

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3		5,700,100

	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA+		7,451,215
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA+		5,020,048

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – NPFG Insured (ETM)	No Opt. Call	AA	(4)	1,114,081

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
100	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+		105,682
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+		20,199
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+		214,404
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+		75,955

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A:
3,170	4.750%, 12/01/19 – RAAI Insured	12/12 at 100.00	BBB+		3,180,429
50	5.000%, 12/01/26 – RAAI Insured	12/12 at 100.00	BBB+		47,237

Nuveen Investments	161

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
$1,000	4.000%, 12/01/16	No Opt. Call	A+		$1,104,350
500	5.000%, 12/01/18	No Opt. Call	A+		585,560

2,670	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	1/12 at 100.00	Ba1		2,679,131

1,000	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.125%, 12/15/20	12/14 at 100.00	N/R		953,040

3,400	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	11/13 at 100.00	BB+		3,223,846

2,705	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R		2,678,031

2,165	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009, 5.000%, 7/01/17	No Opt. Call	BBB+		2,284,356

1,230	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+	(4)	1,422,962

	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A:
3,000	5.000%, 10/15/12	No Opt. Call	Baa1		3,046,590
2,350	5.000%, 10/15/13	No Opt. Call	Baa1		2,420,876
3,050	5.250%, 10/15/14	No Opt. Call	Baa1		3,169,804
3,275	5.250%, 10/15/15	No Opt. Call	Baa1		3,421,982

800	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	1/12 at 100.00	CC		450,640

10,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB		10,199,300

725	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 2.000%, 11/01/41 (Mandatory put 4/30/13) (WI/DD, Settling 11/15/11)	11/12 at 100.00	A–		728,002

	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009B:
2,725	4.000%, 6/01/13	No Opt. Call	A–		2,834,709
4,000	5.000%, 6/01/14	No Opt. Call	A–		4,330,800
4,000	5.000%, 6/01/15	No Opt. Call	A–		4,411,440
4,000	5.000%, 6/01/16	No Opt. Call	A–		4,467,200

15,375	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1		18,214,148

3,420	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	4,267,373

2,850	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	1/12 at 100.00	BBB–		2,849,687

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	Aa2		11,143,300

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
1,634	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa		1,818,135
585	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa		689,762

2,750	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – NPFG Insured	No Opt. Call	A1		2,839,348

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	BBB+		$1,291,200

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	Aa1		3,013,425

1,590	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2001, 5.900%, 1/01/17 (Pre-refunded 1/01/12)	1/12 at 100.00	BBB+	(4)	1,605,153
128,419	Total Pennsylvania				138,623,510
	Puerto Rico – 0.8%

7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/24	7/20 at 100.00	A3		7,429,660

12,500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 4.750%, 12/01/15 – NPFG Insured	12/12 at 101.00	BBB		12,843,625
19,500	Total Puerto Rico				20,273,285
	Rhode Island – 0.2%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB		2,187,580

3,760	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	Baa1		3,767,670
5,760	Total Rhode Island				5,955,250
	South Carolina – 0.8%

6,010	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/19	12/14 at 100.00	AA–		6,618,032

7,125	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB		7,700,771

805	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	AA–		868,845

1,485	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R	(4)	1,968,917

1,060	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+		1,127,607

1,000	South Carolina JOBS-Economic Development Authority, Residential Care Facilities First Mortgage Revenue Bonds, South Carolina Episcopal Home at Still Hopes, Series 2004A, 6.000%, 5/15/17	1/12 at 100.00	N/R		999,940
17,485	Total South Carolina				19,284,112
	South Dakota – 0.1%

3,010	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA		3,388,508
	Tennessee – 1.4%

6,000	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee Subordinate Utilities Revenue Bonds, Series 2010, 5.000%, 3/01/14	9/12 at 100.00	A1		6,159,420

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+		546,672
695	5.000%, 7/01/14	No Opt. Call	BBB+		732,989

Nuveen Investments	163

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
$2,000	5.000%, 9/01/15	No Opt. Call	AA	$2,246,660
5,000	5.000%, 9/01/16	No Opt. Call	AA	5,658,300
2,500	5.000%, 9/01/18	No Opt. Call	AA	2,850,150

	Tennessee State, General Obligation Bonds, Series 2009A:
7,500	5.000%, 5/01/17	No Opt. Call	Aaa	8,912,250
1,000	5.000%, 5/01/19	5/17 at 100.00	Aaa	1,164,520

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
4,175	5.000%, 9/01/13	No Opt. Call	Ba3	4,359,034
250	5.000%, 9/01/14	No Opt. Call	Ba3	263,570
200	5.250%, 9/01/18	No Opt. Call	Ba3	204,144

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	BBB	1,410,038
31,240	Total Tennessee			34,507,747
	Texas – 6.1%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – SYNCORA GTY Insured	No Opt. Call	BB+	2,241,973

5,000	Austin, Texas, Combined Utility System Revenue Bonds, Series 1992A, 0.000%, 11/15/11 – NPFG Insured	No Opt. Call	A1	4,999,150

10,000	BB&T Municipal Trust Pool, Series 2011, 0.250%, 9/01/14	No Opt. Call	N/R	9,997,000

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	3,168,990

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	3,218,240

	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984:
1,420	9.375%, 10/01/13 – NPFG Insured (ETM)	4/12 at 100.00	Aaa	1,563,321
55	9.375%, 10/01/13 – NPFG Insured (ETM)	4/12 at 100.00	Aaa	60,551

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007:
5,000	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA	5,436,200
6,725	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	7,750,025

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Methodist Hospital System, Series 2009B:
3,000	5.000%, 12/01/28 (Mandatory put 6/01/12)	No Opt. Call	AA	3,080,130
5,000	5.000%, 12/01/41 (Mandatory put 6/01/13)	No Opt. Call	AA	5,345,050

6,000	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	7,292,580

11,510	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	13,464,513

2,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.000%, 9/01/14	No Opt. Call	A2	2,197,060

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
1,300	5.000%, 7/01/15	No Opt. Call	AA–	1,458,496
1,100	5.000%, 7/01/16	No Opt. Call	AA–	1,254,473

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A	2,557,058

	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, St. Joseph Health System, Refunding Series 2008B:
3,030	5.000%, 7/01/18	No Opt. Call	AA–	3,377,117
3,000	5.000%, 7/01/20	No Opt. Call	AA–	3,307,830

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 3.750%, 12/01/18 (Mandatory put 6/01/15)	No Opt. Call	BBB		$5,951,660

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB		2,139,580

10,050	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008H, 5.000%, 1/01/42 (Mandatory put 1/01/13)	No Opt. Call	A2		10,528,782

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA		11,263,400

5,030	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+	(4)	5,587,877

8,420	Texas A&M University Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa		9,599,474

6,490	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		7,535,539

2,250	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	Aaa		2,678,378

5,350	Texas State, Transportation Commission Highway Fund Revenue Bonds, First Tier Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,456,679

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
1,000	2.000%, 8/15/13	No Opt. Call	A		1,006,770
2,000	3.000%, 8/15/14	No Opt. Call	A		2,060,220
2,565	3.000%, 8/15/15	No Opt. Call	A		2,631,331
2,640	3.000%, 8/15/16	No Opt. Call	A		2,686,358
2,720	3.000%, 8/15/17	No Opt. Call	A		2,733,165

935	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	959,693
142,735	Total Texas				154,588,663
	Virgin Islands – 0.7%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
2,500	5.000%, 10/01/14	No Opt. Call	BBB		2,669,600
4,455	5.000%, 10/01/15	No Opt. Call	BBB		4,811,445
4,375	5.000%, 10/01/16	No Opt. Call	BBB		4,753,350
4,000	5.000%, 10/01/17	No Opt. Call	BBB		4,353,720
15,330	Total Virgin Islands				16,588,115
	Virginia – 0.5%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/12	No Opt. Call	BBB		408,176
400	4.000%, 9/01/13	No Opt. Call	BBB		415,424
400	4.000%, 9/01/14	No Opt. Call	BBB		418,764
400	4.125%, 9/01/15	No Opt. Call	BBB		420,836

2,100	Caroline County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bond, Anticipation Notes, Series 2011, 4.000%, 8/01/16	2/13 at 100.00	N/R		2,119,929

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA		1,214,020

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:
3,750	5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–		4,042,125
2,000	5.000%, 11/01/35 (Mandatory put 12/01/14)	No Opt. Call	A–		2,006,920

Nuveen Investments	165

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$490	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	$504,186

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/12 at 100.00	N/R	1,751,715
12,690	Total Virginia			13,302,095
	Washington – 1.3%

4,040	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	Aa2	4,731,406

3,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,034,380

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	11,893,093

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	10,243,785

2,230	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	2,435,026
28,365	Total Washington			32,337,690
	West Virginia – 0.4%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB	2,110,680

7,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1	7,203,770

500	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	538,190
9,500	Total West Virginia			9,852,640
	Wisconsin – 2.6%

145	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA	149,524

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
280	6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	289,229
6,175	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	6,383,036
8,520	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	8,819,393

4,070	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 4.750%, 8/15/25 (Mandatory put 8/15/14)	No Opt. Call	A3	4,351,400

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A3	5,385,650
5,000	5.000%, 7/15/18	No Opt. Call	A3	5,377,700
5,650	5.000%, 7/15/19	No Opt. Call	A3	6,028,098

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 6.500%, 2/15/12	No Opt. Call	BBB+	1,266,025

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
450	5.000%, 2/15/12	No Opt. Call	BBB+	453,839
400	5.000%, 2/15/13	No Opt. Call	BBB+	412,684
450	5.000%, 2/15/14	No Opt. Call	BBB+	471,254
500	5.000%, 2/15/15	No Opt. Call	BBB+	529,385

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconisin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	A+	1,630,819
1,555	5.000%, 12/01/17	No Opt. Call	A+	1,723,886

166	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,635	5.000%, 12/01/18	No Opt. Call	A+	$1,802,615
1,710	5.000%, 12/01/19	No Opt. Call	A+	1,879,952

10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	10,449,895

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
4,000	5.000%, 8/15/14	No Opt. Call	BBB+	4,183,155
2,000	5.250%, 8/15/18	8/16 at 100.00	BBB+	2,086,235

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	BBB+	496,401

2,090	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	2,456,623
62,835	Total Wisconsin			66,626,798
2,128,378	Total Long-Term Investments (cost $2,219,084,841) – 91.5%			2,303,062,604
	SHORT-TERM INVESTMENTS – 5.6%

	Arkansas – 0.1%

1,620	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Variable Rate Demand Obligations, Series 2001A, 5.500%, 11/01/11 (8)	No Opt. Call	N/R	1,620,000
	California – 0.1%

3,010	Los Angeles Unified School District, California, Certificates of Participation, Administration Building Project III, Variable Rate Demand Obligations, Refunding Series 2008B, 0.100%, 10/01/31 (8)	1/12 at 100.00	A-1	3,010,000
	Connecticut – 0.7%

4,345	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.130%, 7/01/37 (8)	1/12 at 100.00	VMIG-1	4,345,000

7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 0.050%, 7/01/33 (8)	5/12 at 100.00	A-1+	7,000,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.150%, 7/01/15 (8)	No Opt. Call	A-1+	7,730,000
19,075	Total Connecticut			19,075,000
	Georgia – 0.5%

11,910	Georgia, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1881, 0.130%, 4/01/27 (8)	4/17 at 100.00	VMIG-1	11,910,000

65	Private College & University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Variable Rate Demand Obligations, Series 1991, 6.400%, 11/01/11 - NPFG Insured (8)	12/11 at 100.00	N/R	65,000
11,975	Total Georgia			11,975,000
	Maine – 0.3%

6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.150%, 7/01/39 (8)	7/19 at 100.00	VMIG-1	6,665,000
	Maryland – 0.3%

8,110	Maryland Health and Higher Educational Facilities Authority, Variable Rate Demand Obligations, Goucher College, Series 2007, 0.180%, 7/01/37 (8)	1/20/2012	A-1	8,110,000
	Massachusetts – 0.6%

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Variable Rate Demand Obligations, Tender Option Bond Trust 3529, 0.140%, 11/15/16 (8)	No Opt. Call	A-1+	10,000,000

Nuveen Investments	167

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$3,000	Massachusetts, General Obligation Bonds, SIFMA Index Bonds, Variable Rate Demand Obligations, Series 2010A, 0.380%, 2/01/12 (8)	1/12 at 100.00	N/R	$3,000,000

2,700	Massachusetts, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2755, 0.140%, 8/01/27 - AGM Insured (8)	8/17 at 100.00	A-1	2,700,000
15,700	Total Massachusetts			15,700,000
	Michigan – 0.2%

4,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bonds Trust DCL-045, 2.000%, 5/01/30 (8)	No Opt. Call	VMIG-1	4,000,000
	Missouri – 0.2%

5,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 2.630%, 7/01/22 (8)	No Opt. Call	A-2	5,000,000

300	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Variable Rate Demand Obligations, Series 2005B, 5.000%, 11/01/11 (8)	No Opt. Call	N/R	300,000
5,300	Total Missouri			5,300,000
	North Carolina – 0.2%

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1287, 0.140%, 12/01/34 (8)	12/15 at 100.00	A-1	5,000,000
	New Mexico – 0.1%

2,460	Clayton, New Mexico, Appropriation Debt, Jail Project, Variable Rate Demand Obligations, Series 2006, 5.000%, 11/01/11 (8)	No Opt. Call	N/R	2,460,000
	Oregon – 0.2%

5,880	Eugene, Oregon, Electric Utility Revenue Bonds, Variable Rate Demand Obligations, Series 2003A, 0.150%, 8/01/22 - AGM Insured (8)	8/13 at 100.00	A-1	5,880,000
	Pennsylvania – 0.2%

4,330	Pennsylvania State University, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1971, 0.140%, 9/01/13 (8)	No Opt. Call	VMIG-1	4,330,000
	South Carolina – 0.4%

7,440	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Refunding Building Equity Sooner, Variable Rate Demand Obligations, Tender Option Bond Trust 2056, 0.130%, 12/01/20 - AGC Insured (8)	No Opt. Call	VMIG-1	7,440,000

1,575	South Carolina JOBS Economic Development Authority, Economic Development Revenue, Waste Management of South Carolina, Inc. Project, Variable Rate Demand Obligations, Series 2008, 2.875%, 2/01/15 (8)	No Opt. Call	A-2	1,575,000
9,015	Total South Carolina			9,015,000
	Tennessee – 0.3%

8,715	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 08-29, 0.140%, 3/01/16 (8)	No Opt. Call	A-1	8,715,000
	Virginia – 0.6%

4,875	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, The Woodberry Forest School, Variable Rate Demand Obligations, Series 2007, 0.230%, 10/01/37 (8)	1/12 at 100.00	VMIG-2	4,875,000

5,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2008, Variable Rate Demand Obligations, Trust 2917, 0.150%, 10/01/28 (8)	10/18 at 100.00	A-1	5,000,000

168	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$6,005	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2876, 0.140%, 11/01/32 (8)	No Opt. Call	F-1+	$6,005,000
15,880	Total Virginia			15,880,000
	Washington – 0.6%
15,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-1C, 0.140%, 11/01/32 (8)	11/17 at 100.00	VMIG-1	15,000,000
$141,735	Total Short-Term Investments (cost $141,735,000)			141,735,000
	Total Investments (cost $2,360,819,841) – 97.1%			2,444,797,604
	Other Assets Less Liabilities – 2.9%			72,577,737
	Net Assets – 100%			$2,517,375,341

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(8)	Investment has a maturity of more than one year, but has variable rate demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	169

Statement of Assets and Liabilities (Unaudited)

October 31, 2011

	All-American	High Yield	Inflation Protected Municipal Bond	Municipal Bond	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $676,860,361, $5,480,824,377, $8,349,171, $733,769,005, $2,474,642,338 and $2,360,819,841, respectively)	$703,659,342	$5,184,082,027	$8,686,229	$751,273,974	$2,560,114,223	$2,444,797,604
Cash	32,533,025	16,582,402	—	245,300	34,135,268	23,902,875
Receivables:
Interest	12,253,825	135,045,079	123,094	11,307,949	40,142,204	34,423,174
Investments sold	50,000	28,073,305	—	2,274,937	11,304,947	9,779,557
Shares sold	9,202,939	22,901,317	93,996	308,058	5,029,570	15,840,508
Other assets	56,268	441,343	2	112,549	350,484	136,583
Total assets	757,755,399	5,387,125,473	8,903,321	765,522,767	2,651,076,696	2,528,880,301
Liabilities
Cash overdraft	—	—	54,193	—	—	—
Floating rate obligations	3,000,000	166,685,000	—	7,495,000	—	—
Unrealized depreciation on forward swaps	—	57,441,836	149,126	—	—	—
Payables:
Dividends	1,093,376	10,015,541	18,965	815,707	1,967,016	2,145,837
Investments purchased	21,016,628	26,168,349	49,738	20,339	5,615,661	2,623,907
Shares redeemed	1,120,061	17,900,889	56	966,795	2,801,922	4,638,835
Accrued expenses:
Management fees	274,651	2,224,055	2,180	292,002	921,684	805,283
12b-1 distribution and service fees	191,196	1,077,594	2,010	95,085	140,951	435,346
Other	315,685	1,785,556	24,888	400,463	1,149,375	855,752
Total liabilities	27,011,597	283,298,820	301,156	10,085,391	12,596,609	11,504,960
Net assets	$730,743,802	$5,103,826,653	$8,602,165	$755,437,376	$2,638,480,087	$2,517,375,341
Class A Shares
Net assets	$405,500,971	$1,873,434,459	$4,454,408	$251,398,953	$374,816,435	$995,925,390
Shares outstanding	37,662,168	124,982,718	426,067	23,984,847	41,575,944	90,348,337
Net asset value per share	$10.77	$14.99	$10.45	$10.48	$9.02	$11.02
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 3.00%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$11.24	$15.65	$10.77	$10.94	$9.30	$11.30
Class B Shares
Net assets	$4,393,760	$41,087,855	N/A	$4,178,376	$4,073,118	N/A
Shares outstanding	406,986	2,743,865	N/A	397,447	450,351	N/A
Net asset value and offering price per share	$10.80	$14.97	N/A	$10.51	$9.04	N/A
Class C Shares
Net assets	$193,226,838	$1,155,254,942	$2,120,179	$76,906,838	$119,331,945	$580,356,381
Shares outstanding	17,943,174	77,133,913	202,943	7,374,213	13,197,681	52,851,533
Net asset value and offering price per share	$10.77	$14.98	$10.45	$10.43	$9.04	$10.98
Class I Shares
Net assets	$127,622,233	$2,034,049,397	$2,027,578	$422,953,209	$2,140,258,589	$941,093,570
Shares outstanding	11,799,047	135,737,913	193,876	40,401,384	236,848,157	85,849,026
Net asset value and offering price per share	$10.82	$14.99	$10.46	$10.47	$9.04	$10.96
Net assets consist of:
Capital paid-in	$719,779,614	$6,635,066,955	$8,390,921	$739,117,599	$2,552,069,171	$2,447,563,406
Undistributed (Over-distribution of) net investment income	3,846,678	908,403	14,161	2,660,445	11,628,369	(177,914)
Accumulated net realized gain (loss)	(19,681,471)	(1,177,964,519)	9,151	(3,845,637)	(10,689,338)	(13,987,914)
Net unrealized appreciation (depreciation)	26,798,981	(354,184,186)	187,932	17,504,969	85,471,885	83,977,763
Net assets	$730,743,802	$5,103,826,653	$8,602,165	$755,437,376	$2,638,480,087	$2,517,375,341
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A	– Inflation Protected and Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

170	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended October 31, 2011

	All-American	High Yield	Inflation Protected Municipal Bond	Municipal Bond	Intermediate Duration	Limited Term
Investment Income	$20,261,288	$206,932,363	$142,686	$19,964,352	$57,176,704	$41,658,582
Expenses
Management fees	1,532,483	13,056,685	16,813	1,749,613	5,543,927	4,686,788
12b-1 service fees – Class A	376,192	1,864,230	3,197	261,813	376,800	985,822
12b-1 distribution and service fees – Class B	22,481	212,547	N/A	23,037	21,450	N/A
12b-1 distribution and service fees – Class C	674,986	4,232,856	7,167	291,370	430,917	1,582,583
Shareholders’ servicing agent fees and expenses	155,794	992,420	587	210,424	702,267	483,047
Interest expense	6,866	917,513	—	14,428	—	—
Custodian’s fees and expenses	61,631	395,199	4,360	63,128	187,078	188,315
Trustees’ fees and expenses	10,412	80,594	3,101	12,260	40,276	38,060
Professional fees	20,172	1,134,320	20,063	24,739	46,848	47,254
Shareholders’ reports – printing and mailing expenses	48,863	249,815	1,905	39,198	123,973	137,069
Federal and state registration fees	55,835	158,947	8,041	28,658	59,337	71,317
Other expenses	8,091	120,385	1,110	8,739	23,766	33,881
Total expenses before custodian fee credit and expense reimbursement	2,973,806	23,415,511	66,344	2,727,407	7,556,639	8,254,136
Custodian fee credit	(3,590)	(15,804)	(50)	(1,794)	(8,053)	(6,977)
Expense reimbursement	—	—	(35,568)	—	—	—
Net expenses	2,970,216	23,399,707	30,726	2,725,613	7,548,586	8,247,159
Net investment income (loss)	17,291,072	183,532,656	111,960	17,238,739	49,628,118	33,411,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,546,752	4,678,278	9,907	1,096,875	341,004	(700,412)
Forwards	—	(25,846,900)	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments	30,486,449	310,677,767	214,417	32,948,908	48,369,680	35,145,391
Forwards	—	(43,792,527)	(199,144)	—	—	—
Net realized and unrealized gain (loss)	32,033,201	245,716,618	25,180	34,045,783	48,710,684	34,444,979
Net increase (decrease) in net assets from operations	$49,324,273	$429,249,274	$137,140	$51,284,522	$98,338,802	$67,856,402

N/A	– Inflation Protected and Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	171

Statement of Changes in Net Assets (Unaudited)

	All-American		High-Yield
	Six Months Ended 10/31/11	Year Ended 4/30/11	Six Months Ended 10/31/11	Year Ended 4/30/11
Operations
Net investment income (loss)	$17,291,072	$32,169,771	$183,532,656	$345,315,839
Net realized gain (loss) from:
Investments	1,546,752	1,207,064	4,678,278	(55,980,993)
Forward swaps	—	(1,973,667)	(25,846,900)	(32,600,000)
Change in net unrealized appreciation (depreciation) of:
Investments	30,486,449	(27,419,092)	310,677,767	(351,659,327)
Forward swaps	—	379,700	(43,792,527)	59,191
Net increase (decrease) in net assets from operations	49,324,273	4,363,776	429,249,274	(94,865,290)
Distributions to Shareholders
From net investment income:
Class A	(9,713,019)	(19,075,150)	(65,108,962)	(140,447,371)
Class B	(104,926)	(335,658)	(1,405,987)	(3,907,283)
Class C	(4,140,537)	(8,060,345)	(36,530,680)	(75,957,457)
Class I	(2,903,771)	(4,251,784)	(71,997,731)	(117,982,750)
Decrease in net assets from distributions to shareholders	(16,862,253)	(31,722,937)	(175,043,360)	(338,294,861)
Fund Share Transactions
Proceeds from sale of shares	145,977,189	278,951,439	1,089,187,606	2,490,963,393
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,421,578	17,690,188	115,414,445	200,902,841
	156,398,767	296,641,627	1,204,602,051	2,691,866,234
Cost of shares redeemed	(75,335,824)	(205,143,683)	(874,066,115)	(2,637,190,781)
Net increase (decrease) in net assets from Fund share transactions	81,062,943	91,497,944	330,535,936	54,675,453
Net increase (decrease) in net assets	113,524,963	64,138,783	584,741,850	(378,484,698)
Net assets at the beginning of period	617,218,839	553,080,056	4,519,084,803	4,897,569,501
Net assets at the end of period	$730,743,802	$617,218,839	$5,103,826,653	$4,519,084,803
Undistributed (Over-distribution of) net investment income at the end of period	$3,846,678	$3,417,859	$908,403	$(7,580,893)

See accompanying notes to financial statements.

172	Nuveen Investments

	Inflation Protected		Municipal Bond
	Six Months Ended 10/31/11	For the period March 8, 2011 (commencement of operations) through April 30, 2011	Six Months Ended 10/31/11	Year Ended 4/30/11
Operations
Net investment income (loss)	$111,960	$20,662	$17,238,739	$37,136,601
Net realized gain (loss) from:
Investments	9,907	(757)	1,096,875	(87,231)
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	214,417	122,641	32,948,908	(32,915,687)
Forward swaps	(199,144)	50,018	—	—
Net increase (decrease) in net assets from operations	137,140	192,564	51,284,522	4,133,683
Distributions to Shareholders
From net investment income:
Class A	(51,390)	(3,666)	(5,515,142)	(12,715,991)
Class B	N/A	N/A	(83,622)	(316,001)
Class C	(26,098)	(3,067)	(1,419,193)	(3,231,484)
Class I	(32,797)	(3,833)	(9,317,333)	(20,191,621)
Decrease in net assets from distributions to shareholders	(110,285)	(10,566)	(16,335,290)	(36,455,097)
Fund Share Transactions
Proceeds from sale of shares	3,398,347	5,072,973	8,404,173	81,710,774
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,144	—	11,260,495	24,651,105
	3,408,491	5,072,973	19,664,668	106,361,879
Cost of shares redeemed	(88,152)	—	(72,360,765)	(164,309,537)
Net increase (decrease) in net assets from Fund share transactions	3,320,339	5,072,973	(52,696,097)	(57,947,658)
Net increase (decrease) in net assets	3,347,194	5,254,971	(17,746,865)	(90,269,072)
Net assets at the beginning of period	5,254,971	—	773,184,241	863,453,313
Net assets at the end of period	$8,602,165	$5,254,971	$755,437,376	$773,184,241
Undistributed (Over-distribution of) net investment income at the end of period	$14,161	$12,486	$2,660,445	$1,756,996

N/A	– Inflation Protected is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	173

Statement of Changes in Net Assets (Unaudited) (continued)

	Intermediate Duration		Limited Term
	Six Months Ended 10/31/11	Year Ended 4/30/11	Six Months Ended 10/31/11	Year Ended 4/30/11
Operations
Net investment income (loss)	$49,628,118	$100,280,796	$33,411,423	$63,840,233
Net realized gain (loss) from:
Investments	341,004	4,673,555	(700,412)	(1,757,514)
Forward swaps	—	(5,965,000)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	48,369,680	(43,398,254)	35,145,391	(3,516,814)
Forward swaps	—	2,135,900	—	—
Net increase (decrease) in net assets from operations	98,338,802	57,726,997	67,856,402	58,565,905
Distributions to Shareholders
From net investment income:
Class A	(6,996,317)	(14,128,028)	(12,528,243)	(27,097,243)
Class B	(67,219)	(258,250)	N/A	N/A
Class C	(1,822,408)	(3,550,379)	(6,408,628)	(13,240,908)
Class I	(40,414,456)	(80,706,393)	(11,991,783)	(21,728,036)
Decrease in net assets from distributions to shareholders	(49,300,400)	(98,643,050)	(30,928,654)	(62,066,187)
Fund Share Transactions
Proceeds from sale of shares	218,491,595	393,342,222	508,412,411	1,151,570,972
Proceeds from shares issued to shareholders due to reinvestment of distributions	37,757,521	75,138,484	18,138,545	35,321,867
	256,249,116	468,480,706	526,550,956	1,186,892,839
Cost of shares redeemed	(169,081,060)	(455,028,230)	(378,448,404)	(1,056,230,339)
Net increase (decrease) in net assets from Fund share transactions	87,168,056	13,452,476	148,102,552	130,662,500
Net increase (decrease) in net assets	136,206,458	(27,463,577)	185,030,300	127,162,218
Net assets at the beginning of period	2,502,273,629	2,529,737,206	2,332,345,041	2,205,182,823
Net assets at the end of period	$2,638,480,087	$2,502,273,629	$2,517,375,341	$2,332,345,041
Undistributed (Over-distribution of) net investment income at the end of period	$11,628,369	$11,300,651	$(177,914)	$(2,660,683)

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

174	Nuveen Investments

Financial Highlights

Nuveen Investments	175

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN

Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/88)
2012(e)	$10.24	$.28	$.53	$.81	$(.28)	$—	$(.28)	$10.77	7.93%
2011	10.63	.56	(.40)	.16	(.55)	—	(.55)	10.24	1.53
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63	17.36
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54	(4.41)
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47
Class B (2/97)
2012(e)	10.27	.24	.53	.77	(.24)	—	(.24)	10.80	7.52
2011	10.66	.48	(.39)	.09	(.48)	—	(.48)	10.27	.79
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66	16.49
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66
Class C (6/93)
2012(e)	10.24	.25	.53	.78	(.25)	—	(.25)	10.77	7.63
2011	10.63	.50	(.39)	.11	(.50)	—	(.50)	10.24	.99
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63	16.62
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87
Class I (2/97)(f)
2012(e)	10.28	.29	.54	.83	(.29)	—	(.29)	10.82	7.99
2011	10.67	.58	(.39)	.19	(.58)	—	(.58)	10.28	1.84
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67	17.52
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72

176	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(g)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$405,501	.77	%*	.77	%*	5.28	%*	8%
350,778	.78		.78		5.34		26
352,666	.80		.80		5.46		33
303,949	.83		.80		5.48		31
315,885	.91		.80		4.43		29
283,722	.91		.79		4.21		6

4,394	1.52	*	1.52	*	4.56	*	8
5,273	1.53		1.53		4.56		26
9,706	1.55		1.55		4.73		33
12,342	1.57		1.54		4.70		31
17,624	1.66		1.55		3.66		29
22,087	1.67		1.55		3.46		6

193,227	1.32	*	1.32	*	4.72	*	8
167,535	1.33		1.33		4.78		26
151,025	1.34		1.34		4.91		33
108,149	1.38		1.35		4.95		31
100,333	1.46		1.35		3.89		29
78,977	1.46		1.34		3.66		6

127,622	.57	*	.57	*	5.46	*	8
93,633	.58		.58		5.53		26
39,683	.59		.59		5.64		33
12,027	.63		.60		5.67		31
11,541	.71		.60		4.64		29
8,910	.71		.59		4.42		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	For the six months ended October 31, 2011.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	177

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (6/99)
2012(h)	$14.22	$.55	$.74	$1.29	$(.52)	$—		$(.52)	$14.99	9.17%
2011	15.53	1.08	(1.33)	(.25)	(1.06)	—		(1.06)	14.22	(1.78)
2010	12.73	1.06	2.83	3.89	(1.09)	—		(1.09)	15.53	31.50
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—		(1.14)	12.73	(28.45)
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—		(1.08)	19.26	(10.97)
2007	22.06	1.06	.73	1.79	(1.08)	—	*	(1.08)	22.77	8.24
Class B (6/99)
2012(h)	14.21	.49	.74	1.23	(.47)	—		(.47)	14.97	8.71
2011	15.51	.97	(1.33)	(.36)	(.94)	—		(.94)	14.21	(2.46)
2010	12.72	.95	2.83	3.78	(.99)	—		(.99)	15.51	30.40
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—		(1.02)	12.72	(28.99)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—		(.92)	19.24	(11.63)
2007	22.04	.89	.72	1.61	(.90)	—	*	(.90)	22.75	7.43
Class C (6/99)
2012(h)	14.21	.51	.74	1.25	(.48)	—		(.48)	14.98	8.89
2011	15.51	.99	(1.32)	(.33)	(.97)	—		(.97)	14.21	(2.33)
2010	12.73	.98	2.82	3.80	(1.02)	—		(1.02)	15.51	30.73
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—		(1.06)	12.73	(28.87)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—		(.96)	19.25	(11.44)
2007	22.05	.94	.72	1.66	(.95)	—	*	(.95)	22.76	7.65
Class I (6/99)(f)
2012(h)	14.22	.56	.75	1.31	(.54)	—		(.54)	14.99	9.28
2011	15.52	1.10	(1.31)	(.21)	(1.09)	—		(1.09)	14.22	(1.52)
2010	12.73	1.09	2.82	3.91	(1.12)	—		(1.12)	15.52	31.66
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—		(1.18)	12.73	(28.33)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—		(1.12)	19.26	(10.82)
2007	22.07	1.11	.72	1.83	(1.12)	—	*	(1.12)	22.78	8.48

178	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(g)
Ending Net Assets (000)	Expenses Including Interest(d)(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,873,434	.87	%**	.85	%**	7.33	%**	13%
1,700,469	.88		.85		7.12		31
2,158,475	.89		.86		7.27		11
1,352,846	.97		.88		7.20		50
1,959,271	1.08		.83		5.27		27
2,627,743	.88		.83		4.70		5

41,088	1.62	**	1.60	**	6.60	**	13
47,700	1.63		1.60		6.38		31
73,920	1.64		1.61		6.58		11
73,287	1.72		1.63		6.41		50
139,377	1.83		1.59		4.53		27
184,996	1.63		1.58		3.97		5

1,155,255	1.42	**	1.40	**	6.78	**	13
1,059,268	1.43		1.40		6.59		31
1,166,535	1.44		1.41		6.71		11
656,599	1.52		1.43		6.63		50
1,071,895	1.63		1.39		4.73		27
1,375,664	1.43		1.38		4.15		5

2,034,049	.67	**	.65	**	7.52	**	13
1,711,647	.68		.65		7.32		31
1,498,640	.69		.66		7.43		11
655,390	.77		.68		7.38		50
914,424	.89		.64		5.49		27
1,177,168	.67		.62		4.87		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and interest expense paid on Fund borrowings, as described in Footnote 8 – Borrowing Arrangements.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended April 30:
2012(h)	.01%
2011	.01
2010	.01
2009	.01
2008	.06
2007	—

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(h)	For the six months ended October 31, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	179

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INFLATION PROTECTED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (3/11)
2012(g)	$10.36	$.17	$.09	$.26	$(.17)	$—	$(.17)	$10.45	2.53%
2011(f)	10.00	.04	.34	.38	(.02)	—	(.02)	10.36	3.82
Class C (3/11)
2012(g)	10.36	.14	.09	.23	(.14)	—	(.14)	10.45	2.26
2011(f)	10.00	.03	.35	.38	(.02)	—	(.02)	10.36	3.78
Class I (3/11)
2012(g)	10.37	.18	.09	.27	(.18)	—	(.18)	10.46	2.61
2011(f)	10.00	.05	.34	.39	(.02)	—	(.02)	10.37	3.93

180	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement						Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$4,454	1.75	%*	1.75	%*	2.26	%*	.78	%*	.78	%*	3.24	%*	4%
1,801	4.87	*	4.87	*	(1.27	)*	.78	*	.78	*	2.83	*	6

2,120	2.37	*	2.37	*	1.70	*	1.33	*	1.33	*	2.74	*	4
1,727	5.44	*	5.44	*	(1.82	)*	1.33	*	1.33	*	2.28	*	6

2,028	1.61	*	1.61	*	2.47	*	.58	*	.58	*	3.49	*	4
1,728	4.69	*	4.69	*	(1.07	)*	.58	*	.58	*	3.03	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Polices, Inverse Floating Rate Securities.
(f)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
(g)	For the six months ended October 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	181

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MUNICIPAL BOND
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2012(g)	$10.02	$.23	$.45	$.68	$(.22)	$—		$(.22)	$10.48	6.82%
2011	10.39	.45	(.38)	.07	(.44)	—		(.44)	10.02	.67
2010	10.02	.46	.36	.82	(.45)	—		(.45)	10.39	8.34
2009	10.45	.46	(.44)	.02	(.45)	—		(.45)	10.02	.33
2008	10.82	.45	(.36)	.09	(.45)	(.01)		(.46)	10.45	.85
2007	10.69	.45	.13	.58	(.45)	—	*	(.45)	10.82	5.52
Class B (2/97)
2012(g)	10.04	.19	.46	.65	(.18)	—		(.18)	10.51	6.51
2011	10.42	.37	(.39)	(.02)	(.36)	—		(.36)	10.04	(.19)
2010	10.04	.38	.37	.75	(.37)	—		(.37)	10.42	7.61
2009	10.47	.38	(.44)	(.06)	(.37)	—		(.37)	10.04	(.44)
2008	10.83	.37	(.35)	.02	(.37)	(.01)		(.38)	10.47	.14
2007	10.70	.37	.13	.50	(.37)	—	*	(.37)	10.83	4.70
Class C (9/94)
2012(g)	9.97	.20	.45	.65	(.19)	—		(.19)	10.43	6.55
2011	10.34	.39	(.38)	.01	(.38)	—		(.38)	9.97	.09
2010	9.96	.40	.37	.77	(.39)	—		(.39)	10.34	7.86
2009	10.39	.40	(.44)	(.04)	(.39)	—		(.39)	9.96	(.28)
2008	10.75	.39	(.36)	.03	(.38)	(.01)		(.39)	10.39	.31
2007	10.62	.39	.13	.52	(.39)	—	*	(.39)	10.75	4.91
Class I (12/86)(f)
2012(g)	10.00	.24	.46	.70	(.23)	—		(.23)	10.47	7.03
2011	10.38	.47	(.39)	.08	(.46)	—		(.46)	10.00	.75
2010	10.00	.48	.37	.85	(.47)	—		(.47)	10.38	8.65
2009	10.43	.48	(.44)	.04	(.47)	—		(.47)	10.00	.51
2008	10.79	.47	(.35)	.12	(.47)	(.01)		(.48)	10.43	1.11
2007	10.67	.47	.12	.59	(.47)	—	*	(.47)	10.79	5.61

182	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$251,399	.76	%**	.76	%**	4.44	%**	2%
272,745	.77		.77		4.37		6
297,044	.79		.78		4.46		14
252,137	.88		.79		4.58		10
242,493	.99		.77		4.25		9
220,377	.96		.77		4.17		10

4,178	1.51	**	1.51	**	3.69	**	2
5,962	1.52		1.52		3.60		6
12,361	1.54		1.53		3.72		14
18,273	1.62		1.53		3.83		10
23,125	1.74		1.52		3.49		9
27,490	1.71		1.52		3.42		10

76,907	1.31	**	1.31	**	3.89	**	2
77,740	1.32		1.32		3.82		6
86,326	1.34		1.33		3.91		14
65,940	1.43		1.34		4.04		10
48,375	1.54		1.32		3.70		9
34,338	1.51		1.32		3.62		10

422,953	.56	**	.56	**	4.63	**	2
416,737	.57		.57		4.57		6
467,722	.59		.58		4.66		14
455,745	.68		.59		4.78		10
496,431	.79		.57		4.44		9
540,402	.76		.57		4.37		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Polices, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended October 31, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	183

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/95)
2012(g)	$8.84	$.17	$.18	$.35	$(.17)	$—	$(.17)	$9.02	3.96%
2011	8.98	.34	(.14)	.20	(.34)	—	(.34)	8.84	2.21
2010	8.54	.35	.43	.78	(.34)	—	(.34)	8.98	9.24
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54	1.22
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98
Class B (2/97)
2012(g)	8.87	.14	.17	.31	(.14)	—	(.14)	9.04	3.45
2011	9.01	.27	(.14)	.13	(.27)	—	(.27)	8.87	1.46
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01	8.40
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57	.43
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27
Class C (6/95)
2012(g)	8.87	.14	.17	.31	(.14)	—	(.14)	9.04	3.55
2011	9.01	.29	(.14)	.15	(.29)	—	(.29)	8.87	1.66
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01	8.62
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57	.76
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58
Class I (11/76)(f)
2012(g)	8.86	.18	.18	.36	(.18)	—	(.18)	9.04	4.05
2011	9.00	.36	(.15)	.21	(.35)	—	(.35)	8.86	2.41
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00	9.41
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56	1.51
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30

184	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$374,816	.72	%*	.72	%*	3.73	%*	6%
373,176	.74		.74		3.82		6
374,528	.75		.75		3.91		5
324,071	.76		.76		4.03		6
292,750	.75		.75		3.77		23
304,084	.75		.75		3.76		38

4,073	1.47	*	1.47	*	2.99	*	6
5,283	1.49		1.49		3.05		6
11,040	1.50		1.50		3.16		5
14,204	1.51		1.51		3.26		6
17,745	1.50		1.50		3.01		23
20,700	1.50		1.50		3.01		38

119,332	1.27	*	1.27	*	3.18	*	6
110,310	1.29		1.29		3.27		6
100,047	1.30		1.30		3.35		5
71,165	1.31		1.31		3.48		6
56,741	1.30		1.30		3.22		23
54,909	1.30		1.30		3.21		38

2,140,259	.52	*	.52	*	3.93	*	6
2,013,504	.54		.54		4.02		6
2,044,122	.55		.55		4.11		5
1,916,368	.56		.56		4.21		6
2,128,272	.55		.55		3.96		23
2,046,934	.55		.55		3.96		38

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended October 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	185

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (10/87)
2012(g)	$10.85	$.15	$.16	$.31	$(.14)	$—		$(.14)	$11.02	2.87%
2011	10.85	.30	(.01)	.29	(.29)	—		(.29)	10.85	2.68
2010	10.60	.32	.28	.60	(.35)	—		(.35)	10.85	5.73
2009	10.63	.38	(.03)	.35	(.38)	—		(.38)	10.60	3.38
2008	10.60	.38	.03	.41	(.38)	—		(.38)	10.63	3.95
2007	10.55	.38	.04	.42	(.37)	—	*	(.37)	10.60	4.07
Class C (12/95)
2012(g)	10.81	.13	.16	.29	(.12)	—		(.12)	10.98	2.72
2011	10.82	.26	(.02)	.24	(.25)	—		(.25)	10.81	2.26
2010	10.57	.28	.28	.56	(.31)	—		(.31)	10.82	5.39
2009	10.60	.34	(.03)	.31	(.34)	—		(.34)	10.57	3.04
2008	10.57	.34	.04	.38	(.35)	—		(.35)	10.60	3.61
2007	10.52	.34	.05	.39	(.34)	—	*	(.34)	10.57	3.72
Class I (2/97)(e)
2012(g)	10.79	.16	.16	.32	(.15)	—		(.15)	10.96	2.97
2011	10.79	.32	(.01)	.31	(.31)	—		(.31)	10.79	2.87
2010	10.54	.34	.28	.62	(.37)	—		(.37)	10.79	5.94
2009	10.57	.40	(.03)	.37	(.40)	—		(.40)	10.54	3.59
2008	10.54	.40	.04	.44	(.41)	—		(.41)	10.57	4.21
2007	10.50	.40	.04	.44	(.40)	—	*	(.40)	10.54	4.22

186	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$995,925	.67	%**	.67	%**	2.74	%**	6%
953,517	.68		.68		2.72		13
1,001,241	.71		.71		2.98		10
615,646	.72		.72		3.59		11
487,491	.72		.72		3.57		12
410,955	.73		.73		3.55		16

580,356	1.02	**	1.02	**	2.40	**	6
566,098	1.03		1.03		2.37		13
509,512	1.06		1.06		2.63		10
282,951	1.07		1.07		3.24		11
219,228	1.07		1.07		3.22		12
213,117	1.08		1.08		3.20		16

941,094	.47	**	.47	**	2.94	**	6
812,730	.48		.48		2.92		13
694,430	.51		.51		3.16		10
332,373	.52		.52		3.78		11
117,193	.52		.52		3.77		12
41,901	.52		.52		3.78		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended October 31, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	187

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Municipal Bond Fund (“Municipal Bond”) (formerly Nuveen Insured Municipal Bond Fund), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, with the exception of High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

All American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Intermediate Duration generally intends to maintain a portfolio duration within a defined range, currently between 4.5 and seven years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Fund may invest in inverse floating rate securities that create effective leverage of up to 30% of the Fund’s total investment exposure.

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 80% of its net assets in investment grade quality municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may also invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund generally invests in intermediate and long-term bonds with a duration of between two and ten years, and generally intends to maintain the weighted average duration of its municipal bond portfolio within a defined intermediate-term range (currently, between four and seven years) over time. The Fund seeks to protect investors from inflation in two ways. First, as with other municipal bond funds, a portion of the Fund’s current yield compensates an investor for current inflation expectations. Second, the Fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the Fund by investing in inflation-linked instruments, such as Consumer Price Index (CPI) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio.

Municipal Bond’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Effective May 31, 2011, the Fund’s name changed from Nuveen Insured Municipal Bond Fund. Prior to May 31, 2011, Municipal Bond was required to invest at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest thereon. Effective May 31, 2011, under normal market conditions the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The municipal securities in which the Fund invests are, at the time of purchase, (i) rated BBB/Baa or higher; (ii) unrated, but judged to be of comparable quality by the Sub-Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Fund Reorganizations

The Board of Trustees of Municipal Bond has approved the reorganization of the Fund into All-American (the “Acquiring Fund”). The reorganization is subject to approval by the shareholders of Municipal Bond. For the reorganizations, upon shareholder approval,

188	Nuveen Investments

Municipal Bond will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Municipal Bond shareholders and Municipal Bond will be terminated. As a result of the reorganization, the Municipal Bond shareholders will become shareholders of the Acquiring Fund. Municipal Bond shareholders will receive Acquiring Fund shares with a total value equal to the total value of their Municipal Bond shares immediately prior to the closing of the reorganization.

A special meeting of Municipal Bond’s shareholders is expected to be held in mid-March 2012, for the purpose of voting on the reorganization. If the required shareholder approval is obtained, it is anticipated that the reorganization will be consummated shortly after that special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to those who were shareholders of Municipal Bond in mid-February 2012.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price.

Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2011, All-American, High Yield, Inflation Protected, Intermediate Duration and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $7,141,503, $18,122,940, $49,738, $5,540,733 and $728,632, respectively.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Nuveen Investments	189

Notes to Financial Statements (Unaudited) (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a ..20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the

190	Nuveen Investments

entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended October 31, 2011, each Fund, except for Inflation Protected, invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	All-American	High Yield	Municipal Bond	Intermediate Duration	Limited Term
Maximum exposure to Recourse Trusts	$27,320,000	$1,288,148,000	$19,490,000	$11,250,000	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the six months ended October 31, 2011, were as follows:

	All American	High Yield	Municipal Bond
Average floating rate obligations outstanding	$2,135,870	$168,603,380	$7,495,000
Average annual interest rate and fees	0.64%	0.70%	0.38%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the six months ended October 31, 2011, High Yield entered into forward interest rate swap contracts to reduce the duration of its portfolio. Inflation Protected entered into forward interest rate swap contracts to hedge its municipal bond interest rate risk while minimizing the generation of taxable interest income as well as to hedge against rising inflation. Inflation Protected pays a fixed rate of interest and receives a payment indexed to the Consumer Price Index, such that if inflation rises, the swap benefits, and if inflation decreases, the swap value is reduced. The average notional amounts of forward interest rate swap contracts outstanding during the six months ended October 31, 2011, were as follows:

	High Yield	Inflation Protected
Average notional amount of forward interest rate swap contracts outstanding*	$241,533,333	$6,166,667
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Nuveen Investments	191

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

192	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

All-American	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$700,792,122	$2,867,220	$703,659,342

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$5,109,273,178	$74,342,195	$5,183,615,373
Common Stocks	466,654	—	—	466,654
Derivatives:
Forward Swaps*	—	(57,441,836)	—	(57,441,836)
Total	$466,654	$5,051,831,342	$74,342,195	$5,126,640,191

Inflation Protected	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$8,686,229	$—	$8,686,229
Derivatives:
Forward Swaps*	—	(149,126)	—	(149,126)
Total	$—	$8,537,103	$—	$8,537,103

Municipal Bond	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$751,273,974	$—	$751,273,974

Intermediate Duration	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,559,164,163	$950,060	$2,560,114,223

Limited Term	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,301,599,033	$1,463,571	$2,303,062,604
Short-Term Investments	—	141,735,000	—	141,735,000
Total	$—	$2,443,334,033	$1,463,571	$2,444,797,604
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of All-American’s, High Yield’s, Intermediate Duration’s and Limited Term’s Level 3 investments held at the beginning and end of the measurement period:

	All-American Level 3 Municipal Bonds	High Yield Level 3 Municipal Bonds	Intermediate Duration Level 3 Municipal Bonds	Limited Term Level 3 Municipal Bonds
Balance at the beginning of period	$50,100	$77,433,318	$—	$182,500
Gains (losses):
Net realized gains (losses)	—	(504,130)	—	—
Net change in unrealized appreciation (depreciation)	24,000	(1,807,663)	—	(1,510)
Purchases at cost	—	—	—	—
Sales at proceeds	—	(4,056,007)	—	—
Net discounts (premiums)	—	3,893	—	—
Transfers in to	2,793,120	13,620,812	950,060	1,282,581
Transfers out of	—	(10,348,028)	—	—
Balance at the end of period	$2,867,220	$74,342,195	$950,060	$1,463,571
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of October 31, 2011	$(942,810)	$(7,050,291)	$(1,489,198)	$(417,688)

During the six months ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

Nuveen Investments	193

Notes to Financial Statements (Unaudited) (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Yield
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$57,441,836

Inflation Protected
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$149,126
*	Represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Fund’s Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended October 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Realized Gain (Loss) from Forward Swaps	High Yield
Risk Exposure
Interest Rate	$(25,846,900)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	High Yield	Inflation Protected
Risk Exposure
Interest Rate	$(43,792,527)	$(199,144)

4. Fund Shares

Transactions in Fund shares were as follows:

	All-American
	Six Months Ended 10/31/11		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,356,274	$67,806,841	10,462,922	$110,348,766
Class A – automatic conversion of Class B Shares	40,171	426,155	147,912	1,558,451
Class B	15,049	158,081	10,678	112,396
Class C	2,689,165	28,657,135	6,438,793	68,155,504
Class I	4,567,376	48,928,977	9,247,654	98,776,322
Shares issued to shareholders due to reinvestment of distributions:
Class A	575,877	6,128,480	1,030,443	10,811,869
Class B	6,360	67,778	18,007	190,310
Class C	194,524	2,071,279	348,924	3,662,964
Class I	201,397	2,154,041	287,869	3,025,045
	14,646,193	156,398,767	27,993,202	296,641,627
Shares redeemed:
Class A	(3,563,795)	(37,925,387)	(10,567,567)	(109,802,671)
Class B	(87,871)	(925,146)	(278,247)	(2,943,991)
Class B – automatic conversion to Class A Shares	(40,069)	(426,155)	(147,537)	(1,558,451)
Class C	(1,298,437)	(13,756,313)	(4,635,948)	(47,812,735)
Class I	(2,073,848)	(22,302,823)	(4,149,479)	(43,025,835)
	(7,064,020)	(75,335,824)	(19,778,778)	(205,143,683)
Net increase (decrease)	7,582,173	$81,062,943	8,214,424	$91,497,944

194	Nuveen Investments

	High Yield
	Six Months Ended 10/31/11		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	23,703,551	$350,658,136	57,388,307	$867,870,895
Class A – automatic conversion of Class B Shares	123,899	1,838,068	230,528	3,521,026
Class B	12,240	180,749	45,486	670,712
Class C	7,943,133	117,683,391	20,880,715	317,921,435
Class I	41,841,381	618,827,262	86,972,978	1,300,979,325
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,832,575	42,154,759	5,510,516	82,993,553
Class B	61,648	915,971	160,723	2,424,260
Class C	1,488,573	22,137,202	2,797,460	42,015,451
Class I	3,372,639	50,206,513	4,884,346	73,469,577
	81,379,639	1,204,602,051	178,871,059	2,691,866,234
Shares redeemed:
Class A	(21,225,736)	(317,039,543)	(82,609,787)	(1,241,267,117)
Class B	(562,431)	(8,310,713)	(1,384,553)	(20,615,252)
Class B – automatic conversion to Class A Shares	(124,034)	(1,838,068)	(230,745)	(3,521,026)
Class C	(6,816,763)	(101,135,628)	(24,348,690)	(360,096,693)
Class I	(29,844,046)	(445,742,163)	(68,046,863)	(1,011,690,693)
	(58,573,010)	(874,066,115)	(176,620,638)	(2,637,190,781)
Net increase (decrease)	22,806,629	$330,535,936	2,250,421	$54,675,453

	Inflation Protected
	Six Months Ended 10/31/11		For the Period 3/8/11 (commencement of operations) through 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	251,577	$2,641,303	173,736	$1,739,643
Class C	36,151	379,996	166,667	1,666,670
Class I	35,625	377,048	166,666	1,666,660
Shares issued to shareholders due to reinvestment of distributions:
Class A	754	7,874	—	—
Class C	140	1,460	—	—
Class I	77	810	—	—
	324,324	3,408,491	507,069	5,072,973
Shares redeemed:
Class A	—	—	—	—
Class C	(15)	(152)	—	—
Class I	(8,492)	(88,000)	—	—
	(8,507)	(88,152)	—	—
Net increase (decrease)	315,817	$3,320,339	507,069	$5,072,973

Nuveen Investments	195

Notes to Financial Statements (Unaudited) (continued)

	Municipal Bond
	Six Months Ended 10/31/11		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	465,656	$4,814,544	4,807,289	$49,616,786
Class A – automatic conversion of Class B Shares	43,824	450,074	201,203	2,071,000
Class B	1,167	12,098	25,228	261,624
Class C	179,155	1,847,235	1,738,676	17,878,166
Class I	123,324	1,280,222	1,151,873	11,883,198
Shares issued to shareholders due to reinvestment of distributions:
Class A	341,761	3,540,541	802,353	8,224,843
Class B	4,913	51,025	17,420	179,787
Class C	82,700	852,738	180,644	1,841,925
Class I	658,554	6,816,191	1,406,971	14,404,550
	1,901,054	19,664,668	10,331,657	106,361,879
Shares redeemed:
Class A	(4,095,545)	(42,205,038)	(7,163,862)	(72,564,715)
Class B	(158,508)	(1,630,373)	(434,646)	(4,474,055)
Class B – automatic conversion to Class A Shares	(43,696)	(450,074)	(200,700)	(2,071,000)
Class C	(688,089)	(7,054,814)	(2,468,906)	(24,825,873)
Class I	(2,040,157)	(21,020,466)	(5,972,258)	(60,373,894)
	(7,025,995)	(72,360,765)	(16,240,372)	(164,309,537)
Net increase (decrease)	(5,124,941)	$(52,696,097)	(5,908,715)	$(57,947,658)

	Intermediate Duration
	Six Months Ended 10/31/11		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,318,008	$29,866,049	12,940,159	$115,163,705
Class A – automatic conversion of Class B Shares	30,654	274,148	170,624	1,525,963
Class B	23,852	215,482	70,134	628,610
Class C	1,573,230	14,202,888	4,161,816	37,424,538
Class I	19,234,189	173,933,028	26,661,496	238,599,406
Shares issued to shareholders due to reinvestment of distributions:
Class A	560,572	5,046,977	1,137,807	10,174,048
Class B	4,504	40,664	16,205	145,750
Class C	107,674	971,952	206,340	1,849,410
Class I	3,512,951	31,697,928	7,027,809	62,969,276
	28,365,634	256,249,116	52,392,390	468,480,706
Shares redeemed:
Class A	(4,543,590)	(40,861,786)	(13,735,860)	(122,034,216)
Class B	(143,039)	(1,286,303)	(545,335)	(4,884,026)
Class B – automatic conversion to Class A Shares	(30,578)	(274,148)	(170,135)	(1,525,963)
Class C	(922,992)	(8,330,367)	(3,032,959)	(27,022,954)
Class I	(13,124,893)	(118,328,456)	(33,531,199)	(299,561,071)
	(18,765,092)	(169,081,060)	(51,015,488)	(455,028,230)
Net increase (decrease)	9,600,542	$87,168,056	1,376,902	$13,452,476

196	Nuveen Investments

	Limited Term
	Six Months Ended 10/31/11		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,289,964	$190,671,715	41,111,844	$447,738,620
Class C	5,477,820	60,208,512	18,478,715	200,872,478
Class I	23,513,763	257,532,184	46,501,716	502,959,874
Shares issued to shareholders due to reinvestment of distributions:
Class A	880,177	9,705,840	1,769,132	19,266,058
Class C	342,939	3,767,151	685,242	7,435,320
Class I	425,435	4,665,554	796,119	8,620,489
	47,930,098	526,550,956	109,342,768	1,186,892,839
Shares redeemed:
Class A	(15,683,232)	(173,019,387)	(47,283,891)	(513,013,371)
Class C	(5,323,885)	(58,400,509)	(13,918,586)	(150,340,601)
Class I	(13,402,390)	(147,028,508)	(36,350,631)	(392,876,367)
	(34,409,507)	(378,448,404)	(97,553,108)	(1,056,230,339)
Net increase (decrease)	13,520,591	$148,102,552	11,789,660	$130,662,500

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended October 31, 2011, were as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Purchases	$122,068,642	$979,991,768	$3,670,046	$18,040,398	$215,078,719	$290,044,102
Sales and maturities	49,113,229	681,643,811	297,015	71,295,467	154,227,103	148,105,534

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Cost of investments	$672,424,906	$5,300,752,572	$8,346,412	$727,784,315	$2,471,190,851	$2,359,543,759
Gross unrealized:
Appreciation	39,800,431	254,476,708	342,196	37,361,693	124,987,577	98,727,153
Depreciation	(11,565,995)	(537,831,735)	(2,379)	(21,366,706)	(36,064,205)	(13,473,308)
Net unrealized appreciation (depreciation) of investments	$28,234,436	$(283,355,027)	$339,817	$15,994,987	$88,923,372	$85,253,845

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and nondeductible stock offering costs, resulted in reclassifications among the Funds’ components of net assets at April 30, 2011, the Funds’ last tax year-end, as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Capital paid-in	$—	$(96,004)	$(2,391)	$—	$(119)	$(998,547)
Undistributed (Over-distribution of) net investment income	(80,843)	(1,677,116)	2,390	(1,349)	(236,437)	5,672
Accumulated net realized gain (loss)	80,843	1,773,120	1	1,349	236,556	992,875

Nuveen Investments	197

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2011, the Funds’ last tax year end, were as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$4,809,293	$—	$22,626	$3,574,862	$13,831,153	$997,734
Undistributed net ordinary income**	180,423	5,252,863	—	—	2,131,547	69,184
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2011 through April 30, 2011, and paid on May 2, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2011, was designated for purposes of the dividends paid deduction as follows:

	All- American	High Yield	Inflation Protected***	Municipal Bond	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$31,196,518	$337,487,311	$—	$36,772,545	$98,438,395	$62,204,135
Distributions from net ordinary income**	138,996	979,386	—	—	142,534	90,659
Distributions from net long-term capital gains	—	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

At April 30, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	All- American	High Yield	Municipal Bond	Intermediate Duration	Limited Term
Expiration:
April 30, 2012	$3,378,131	$—	$—	$—	$—
April 30, 2013	605,409	—	—	—	169,527
April 30, 2014	—	—	—	—	1,064,312
April 30, 2015	—	273,441	—	—	7,283,015
April 30, 2016	—	25,595,622	—	—	546,020
April 30, 2017	2,196,257	277,191,907	23,832,300	624,900	1,071,726
April 30, 2018	14,165,565	755,760,482	—	9,350,492	543,730
April 30, 2019	881,168	36,220,059	—	1,043,786	1,598,268
Total	$21,226,530	$1,095,041,511	$23,832,300	$11,019,178	$12,276,598

During the Fund’s last tax year ended April 30, 2011, Municipal Bond utilized $880,246 of its capital loss carryforward.

At April 30, 2011, the Fund’s last tax year end, $998,547 of Limited Term’s capital loss carryforward expired.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through April 30, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer post-October losses as follows:

	High Yield	Inflation Protected*	Limited Term
Post-October capital losses	$57,891,538	$756	$686,194
*	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

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7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Average Daily Net Assets	All- American Fund-Level Fee Rate	High Yield Fund-Level Fee Rate	Inflation Protected Fund-Level Fee Rate	Municipal Bond Fund-Level Fee Rate	Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	0.3000%	0.4000%	0.3000%	0.3000%	0.3000%	0.2500%
For the next $125 million	0.2875	0.3875	0.2875	0.2875	0.2875	0.2375
For the next $250 million	0.2750	0.3750	0.2750	0.2750	0.2750	0.2250
For the next $500 million	0.2625	0.3625	0.2625	0.2625	0.2625	0.2125
For the next $1 billion	0.2500	0.3500	0.2500	0.2500	0.2500	0.2000
For net assets over $2 billion	—	0.3250	0.2250	—	—	—
For net assets over $3 billion	0.2250	—	—	0.2250	0.2250	0.1750
For net assets over $5 billion	0.2125	—	—	0.2125	0.2125	0.1625

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain Funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rate for these Funds was .1759%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocations. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Municipal Bond and Intermediate Duration do not exceed .975% and .750%, respectively, of the average daily net assets of any class of Fund shares.

The Adviser has agreed to waive fees or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Inflation Protected do not exceed .600% through August 31, 2013, and 1.05 thereafter, of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual

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Notes to Financial Statements (Unaudited) (continued)

compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended October 31, 2011, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, (the “Distributor”) collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Sales charges collected	$885,527	$2,758,754	$—	$52,758	$140,674	$530,155
Paid to financial intermediaries	779,711	2,480,082	—	45,544	124,026	500,689

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Commission advances	$429,068	$1,881,879	$9,650	$23,461	$165,899	$878,130

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2011, the Distributor retained such 12b-1 fees as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
12b-1 fees retained	$173,742	$1,004,601	$7,167	$59,084	$111,136	$324,489

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2011, as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
CDSC retained	$6,671	$136,098	$—	$10,666	$20,681	$66,198

8. Borrowing Arrangements

High Yield has entered into a $625 million (maximum commitment amount) committed 364-day unsecured line of credit (the “Facility”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund.

Interest on the Facility is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Fund also accrues a .12% per annum commitment fee on the unused portion of the Facility and incurred one-time closing fees of .02% on the maximum commitment amount, which will be expensed over the 364-day period. Interest expense and fees incurred on the Facility are recognized as a component of “Interest expense” on the Statement of Operations.

Borrowings outstanding on the Facility are recognized as “Borrowings” on the Statement of Assets and Liabilities. As of October 31, 2011, the Fund did not have an outstanding balance on the Facility. During the six months ended October 31, 2011, the Fund’s combined average daily loan balance outstanding on the Facility and corresponding weighted average annualized interest rate were $36,944,444 and 1.39%, respectively.

The Facility is scheduled to terminate on July 25, 2012.

9. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the

200	Nuveen Investments

valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Nuveen All-American Municipal Bond Fund ( the “All-American Bond Fund”), the Nuveen High Yield Municipal Bond Fund (the “High Yield Bond Fund”), the Nuveen Municipal Bond Fund (the “Municipal Bond Fund”), the Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Bond Fund”) and the Nuveen Limited Term Municipal Bond Fund (the “Limited Term Bond Fund”) (collectively, the “Funds”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

The Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”) is a new fund and, therefore, its initial advisory agreements were not up for renewal at the May Meeting. The discussion of the approvals of the initial advisory agreements for the Inflation Protected Fund was included in its annual report for the period ending April 30, 2011, and the discussion below relates only to the renewal of the Advisory Agreements for the Funds.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

202	Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that (a) the All-American Bond Fund and the Limited Term Bond Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and (b) the Municipal Bond Fund and the Intermediate Duration Bond Fund had satisfactory performance compared to their peers, performing in the second or third quartile over various periods. In addition, the Independent Board Members considered that the High Yield Bond Fund lagged its peers and/or benchmarks over various periods; they noted, however, that the performance of this Fund over various periods reflects the volatility of the Fund. With respect to Nuveen funds that lagged their peers and/or benchmarks over various periods, the Independent Board Members considered the factors affecting performance and any steps taken or proposed to address performance issues, and were satisfied with the process followed.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the High Yield Bond Fund, the Limited Term Bond Fund and the All-American Bond Fund each had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average, while each of the other Funds had net management fees and net expense ratios below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

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In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Barclays Capital 1-10 Year Municipal Bond Index: An unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. The Lipper General Municipal Debt Funds Classification Average contained 246, 240, 188 and 156 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. The Lipper High Yield Municipal Debt Funds Classification Average contained 126, 124, 87 and 64 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. The Lipper Intermediate Municipal Debt Funds Classification Average contained 174, 166, 123 and 83 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. The Lipper Short-Intermediate Municipal Debt Funds Classification Average contained 43, 42, 31 and 24 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) National High Yield Municipal Bond Index: Contains all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) National Insured Municipal Bond Index: Contains all bonds in the S&P National Municipal Bond Index that are insured. This index does not contain bonds that are pre-refunded or escrowed to maturity. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Intermediate Municipal Bond Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index: Contains all bonds in the S&P National Municipal Bond Index that mature between 1 and 7.999 years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

206	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	207

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NAT-1011D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date January 6, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date January 6, 2012